UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

AFFINION GROUP HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

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AFFINION GROUP HOLDINGS, INC.

6 High Ridge Park

Stamford, CT 06905

NOTICE OF ACTION BY WRITTEN CONSENT

AND INFORMATION STATEMENT

March 20, 2019

To our Stockholders:

This notice of written consent and information statement (this “Information Statement”) is being furnished to all the holders of record of the outstanding shares of capital stock of Affinion Group Holdings, Inc., a Delaware corporation (the “Company,” “Affinion Holdings,” “we,” “us” or “our”), as of the close of business on March 1, 2019, including, but not limited to, the holders of common stock, par value $0.01 per share (“Existing Common Stock”), under Section 228(e) of the General Corporation Law of the State of Delaware (the “DGCL”). The purpose of this Information Statement is to notify our stockholders that, in accordance with the provisions of the Shareholders Agreement, dated as of November 9, 2015 (as amended, the “Existing Shareholders Agreement”), among the Company and the investors party thereto, that (i) on February 28, 2019, Affinion Holdings’ board of directors (the “Board”) unanimously approved (a) entry into that certain Investor Purchase Agreement, dated March 1, 2019, by and among Affinion Holdings, Affinion Group, Inc. (“Affinion”), and affiliates of Elliott Management Corporation (“Elliott”), Metro SPV LLC, an affiliate of ICG Strategic Equity Advisors LLC (“Metro SPV”), Mudrick Capital Management, LP (“Mudrick”), affiliates of Empyrean Capital Partners, L.P. (“Empyrean”), Corbin Capital Partners, L.P. (“Corbin”, and together with Elliott, Metro SPV, Mudrick and Empyrean, in such capacity, the “Financing Parties”) and other parties thereto, as amended and restated on March 4, 2019, by Affinion Holdings, Affinion and the Financing Parties, the amended and restated investor purchase agreement (the “Investor Purchase Agreement”), (b) an amendment to Affinion Holdings’ Fourth Amended and Restated Certificate of Incorporation (the “Charter”) to create a new class of common stock, designated as “Class M Common Stock,” having par value $0.01 per share, attached hereto as Annex A (the “Charter Amendment”) and an amendment to Affinion Holdings’ Fourth Amended and Restated By-laws (the “By-laws”) to make them consistent with the proposed Charter of Affinion Holdings at the effective time of the Merger (as defined below), attached hereto as Annex B (the “By-laws Amendment” and, together with the Charter Amendment, the “Charter Document Amendments”), (c) entry into that certain Agreement and Plan of Merger (the “Merger Agreement”) attached hereto as Annex C by which AGHI Merger Sub, Inc., a Delaware corporation and newly created wholly owned subsidiary of Affinion Holdings (“Merger Sub”) will merge with and into Affinion Holdings, with Affinion Holdings as the surviving entity (the “Merger”), and (d) the provision of the second lien credit facility (the “Second Lien Facility”) contemplated by that certain commitment letter dated as of November 14, 2018 thereunder (the “Second Lien Commitment Letter”), delivered to the Company by Elliott, Empyrean, Metro SPV and Jefferies LLC (“Jefferies,” with Elliott, Empyrean and Metro SPV collectively, the “Second Lien Commitment Parties”), which Second Lien Commitment Letter was previously approved by holders of greater than sixty-six and two-thirds percent (66-2/3%) of the issued and outstanding Existing Common Stock entitled to vote, on the terms and conditions set forth in the Second Lien Commitment Letter, subject to the waivers to the terms of the Second Lien Commitment Letter set forth in the Support Agreement (as defined below), including, without limitation, the waiver of the requirement to pay the Early Termination Fee in cash (as defined in the Second Lien Commitment Letter); (ii) on March 4, 2019, the Board unanimously approved entry into that certain amended and restated support agreement (the “Support Agreement”), dated March 4, 2019 by and among Affinion Holdings and certain of its subsidiaries, the lenders under that certain credit agreement, dated as of May 10, 2017 (as amended, restated, modified, supplemented or replaced from time to time, the “Existing Credit Agreement”), by and among Affinion, as borrower, Affinion Holdings, as a guarantor, the lenders party thereto and HPS Investment Partners, LLC, as administrative agent and collateral agent and the holders (the “Noteholders”) of Affinion’s Senior Cash 12.5% / PIK Step-Up to 15.5% Notes due 2022 (the “Existing Notes”) issued pursuant to that certain indenture, dated as of May 10, 2017, by and among Affinion, as issuer, the guarantors party thereto and Wilmington Trust, National Association, as trustee, and the Exchange Offer and Rights Offering (each, as defined below) contemplated thereby; and (iii) on

March 1, 2019, holders of greater than sixty-six and two-thirds percent (66-2/3%) of the issued and outstanding Existing Common Stock entitled to vote, after the application of any adjustments or limitations on voting as set forth in the Charter and the By-laws of Affinion Holdings, executed and delivered to the Company a written consent adopting and approving (a) the participation of holders of five percent (5%) or more of the shares of the issued and outstanding Existing Common Stock (the “Five Percent Holders”) in the Related Party Transactions (as defined below) (the “Related Party Transactions Written Consent”), (b) the Charter Document Amendments (the “Charter Document Amendments Written Consent”), which in the case of the Charter Amendment such approval also satisfies the majority consent requirements under Section 242 of the DGCL and (c) the Merger Agreement and the transactions contemplated thereby, including the Merger (the “Merger Written Consent” and, collectively with the Related Party Transactions Written Consent and the Charter Document Amendments Written Consent, the “Written Consents”) which approval also satisfies the majority consent requirements under Section 251 of the DGCL.

The Related Party Transactions Written Consent constitutes the only stockholder approval required for the Related Party Transactions under the Existing Shareholders Agreement, and, as a result, no further action by any other stockholder is required to approve the Related Party Transactions. Affinion Holdings has not solicited and is not soliciting your approval of the Related Party Transactions. Further, Affinion Holdings does not intend to call a meeting of the stockholders for purposes of voting on the Related Party Transactions.

The Charter Document Amendments Written Consent constitutes the only stockholder approval required for the Charter Document Amendments under Section 242 of the DGCL and the Existing Shareholders Agreement, and, as a result, no further action by any other stockholder is required to approve the Charter Document Amendments. Affinion Holdings has not solicited and is not soliciting your approval of the Charter Document Amendments. Further, Affinion Holdings does not intend to call a meeting of the stockholders for purposes of voting on the Charter Document Amendments.

The Merger Written Consent constitutes the only stockholder approval required for the Merger Agreement and the Merger under Section 251 of the DGCL and the Existing Shareholders Agreement, and, as a result, no further action by any other stockholder is required to approve the Merger. Affinion Holdings has not solicited and is not soliciting your approval of the Merger. Further, Affinion Holdings does not intend to call a meeting of the stockholders for purposes of voting on the Merger.

This Information Statement is neither an offer to purchase nor a solicitation of an offer to sell any securities.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

We expect to begin mailing this Information Statement to our stockholders on or about March 20, 2019. This Information Statement constitutes notice to you of the action by the Written Consents in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 228(e) of the DGCL.

The Charter Document Amendments will not be effected, and none of the Related Party Transactions (as defined below) or the Merger will be consummated until at least 20 calendar days after we first send this Information Statement to stockholders.

We urge you to read the entire Information Statement carefully. No action by you is requested or required at this time.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Todd H. Siegel
Todd H. Siegel
Chief Executive Officer

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of the Charter Document Amendments, the Related Party Transactions or the Merger or determined if this Information Statement is truthful or complete. Any representation to the contrary is a criminal offense.

This Information Statement is dated March 20, 2019 and we expect to begin mailing it to our stockholders on or about March 20, 2019.

CAUTIONARY INFORMATION REGARDING FORWARD-LOOKING STATEMENTS	1

ACTION BY WRITTEN CONSENT: APPROVAL OF RELATED PARTY TRANSACTIONS	3
The Exchange Offer, the Rights Offering, the Investor Purchase Agreement, the amended terms to the Second Lien Facility and the other Related Party Transactions	3
Vote Required; Vote Obtained	6
No Appraisal Rights	6
Interest of Certain Persons	6

ACTION BY WRITTEN CONSENT: APPROVAL OF CHARTER DOCUMENT AMENDMENTS	8
The Charter Document Amendments	8
Vote Required; Vote Obtained	8
No Appraisal Rights	9
Interest of Certain Persons	9

ACTION BY WRITTEN CONSENT: APPROVAL OF MERGER AND THE MERGER AGREEMENT	10
The Merger	10
Vote Required; Vote Obtained	10
Appraisal Rights	11
Interest of Certain Persons	14

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	16

WHERE YOU CAN FIND MORE INFORMATION	21

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE	22

ANNEX

        Annex A  – Certificate of Amendment of the Fourth Amended and Restated Certificate of Incorporation of Affinion Group Holdings, Inc.

        Annex B –  Fifth Amended and Restated By-laws of Affinion Group Holdings, Inc.

        Annex C – Agreement and Plan of Merger

        Annex D – Section  262 of the General Corporation Law of the State of Delaware

i

CAUTIONARY INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains “forward-looking statements” that involve risks and uncertainties. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues or performance, capital expenditures, financing needs and other information that is not historical information and, in particular, appear under headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2018, June 30, 2018 and September 30, 2018. When used in this Information Statement, the words “estimates,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” and variations of these words or similar expressions (or the negative versions of any such words) are intended to identify forward-looking statements. All forward-looking statements, including without limitation, management’s examination of historical operating trends, are based on our current expectations and various assumptions. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, management’s expectations, beliefs and projections may not result or be achieved.

We claim the protection of the safe harbor for forward-looking statements provided in the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. Examples of forward-looking statements include:

•	business strategy;

•	financial strategy;

•	projections of revenue, earnings, capital structure and other financial items;

•	statements of our plans and objectives;

•	statements of expected future economic performance; and

•	assumptions underlying statements regarding us or our business.

There are a number of risks and uncertainties that could cause our actual results to differ materially from the results referred to in the forward-looking statements contained in this Information Statement. Important factors that could cause our actual results to differ materially from the results referred to in the forward-looking statements we make in this Information Statement are set forth elsewhere, including under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2018, June 30, 2018 and September 30, 2018. These risks, uncertainties and other important factors include, among others:

•

management’s evaluation of the Company’s ability to continue as a going concern within one year after the date that the Company’s third quarter unaudited condensed consolidated financial statements were issued;

•

whether we are able to satisfy the conditions to, and consummate, the Recapitalization (as defined in the Support Agreement) and if the Recapitalization is consummated, whether we are able to realize the expected benefits of the Recapitalization from improving our capital structure;

•	general economic and business conditions and international and geopolitical events;

•	a downturn in the credit card industry or changes in the marketing techniques of credit card issuers;

•	the effects of a decline in travel due to political instability, adverse economic conditions or otherwise, on our travel fulfillment business;

•	termination or expiration of one or more agreements with our clients, particularly our largest clients, or reduction of the marketing of our services by one or more of our clients;

•

changes in, or the failure or inability to comply with, laws and governmental regulations, including changes in global distribution service rules, telemarketing regulations and privacy laws and regulations;

•	the outcome of numerous legal and regulatory actions;

•	our substantial leverage and restrictions in our debt agreements;

•	dependence on third-party vendors to supply certain products or services that we market;

•	ability to execute our business strategy, development plans or cost savings plans;

•	changes in accounting principles and/or business practices;

•	availability, terms, and deployment of capital; and

•	failure to protect private data, which would cause us to expend capital and resources to protect against future security breaches.

These risks and other uncertainties are discussed in more detail in “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2018, June 30, 2018 and September 30, 2018. There may be other factors that may cause our actual results to differ materially from the results referred to in the forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf apply only as of the date of this Information Statement and are expressly qualified in their entirety by the cautionary statements included in this Information Statement. We undertake no obligation to publicly update or revise any forward-looking statement whether as a result of new information, future events or otherwise, except as required by law.

ACTION BY WRITTEN CONSENT: APPROVAL OF RELATED PARTY TRANSACTIONS

The Exchange Offer, the Rights Offering, the Investor Purchase Agreement, the amended terms to the Second Lien Facility and the other Related Party Transactions

Section 2.2(a) of the Existing Shareholders Agreement requires Affinion Holdings to receive the affirmative vote or written consent of the holders of at least sixty-six and two-thirds percent (66-2/3%) shares of the issued and outstanding Existing Common Stock before entering into any agreement or transaction with Five Percent Holders. As a result, in order to allow Five Percent Holders to participate (i) in the Exchange Offer and the Rights Offering, (ii) as investors under the Investor Purchase Agreement and (iii) to receive New Notes in satisfaction of certain fees and premiums due in respect of any loans under the Second Lien Facility and related transactions (collectively, the “Related Party Transactions”), Affinion Holdings has received the Related Party Transactions Written Consent.

The Support Agreement

On March 4, 2019, the holders of the Existing Notes, which collectively held, as of such date, approximately $647 million (95%) aggregate principal amount of the outstanding Existing Notes (“Consenting Noteholders”), and the lenders holding approximately $904 million (96%) aggregate principal amount of the outstanding term loans and revolving loans under the Existing Credit Agreement (the “Consenting Lenders” and together, with the Consenting Noteholders and the Second Lien Commitment Parties, the “Consenting Stakeholders”) entered into the Support Agreement with Affinion Holdings, Affinion and certain other subsidiaries. Pursuant to the Support Agreement, each of the Consenting Noteholders agreed to tender its Existing Notes in exchange (the “Exchange Offer”) for its pro rata share of Class M Common Stock, new penny warrants (“New Penny Warrants”), as applicable, and the right to participate in their pro rata share of the Rights Offering. Such shares of Class M Common Stock will be converted immediately following the consummation of the Exchange Offer as a result of the Merger into shares of common stock (“New Common Stock”), par value $0.000001 per share, of Affinion Holdings. By executing the Support Agreement, each of the Consenting Noteholders agreed to waive its pre-emptive rights under the Existing Shareholders Agreement with respect to the New Common Stock and New Penny Warrants to be issued in connection with the Exchange Offer, the Investor Purchase Agreement, the Pre-Emptive Rights Offer (as defined in the Support Agreement) and upon the conversion of the 18.0% Senior PIK Notes due 2024 (the “New Notes”) of Affinion. In addition to the Consenting Noteholders and Consenting Lenders party to the Support Agreement, based on statements made to us, we expect that other holder(s) of at least three percent (3%) of the Existing Notes will tender their Existing Notes in the Exchange Offer and Consent Solicitation (as defined in the Support Agreement) prior to the Consent Time (as defined below).

The Exchange Offer

Affinion Holdings and Affinion are conducting the Exchange Offer to exchange any and all of Affinion’s outstanding Existing Notes held by Eligible Holders (as defined below) for (a) shares of Class M Common Stock, which Class M Common Stock will be converted immediately following the consummation of the Exchange Offer as a result of the Merger into shares of New Common Stock and (b) if applicable, the New Penny Warrants.

The Exchange Offer and the Rights Offering are being made, and the Total Consideration and Exchange Consideration (each, as defined in the Support Agreement), as applicable, are being offered, and issued only (a) in the United States, to holders of Existing Notes who are (i)(x) “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) or (y) institutional “accredited investors” within the meaning of Rule 501(a)(1), (2), (3), (7) or (8) of Regulation D under the Securities Act and (ii) “institutional accounts” within the meaning of Rule 4512(c) of the Financial Industry Regulatory Authority (“FINRA”) and (b) outside the United States, to holders of Existing Notes who are not “U.S. persons” (as defined in Rule 902 under the Securities Act) in reliance on Regulation S of the Securities Act. The holders of Existing Notes who are eligible to participate in the Exchange Offer and the Rights Offering pursuant to at least one of the foregoing conditions are referred to herein as “Eligible Holders.”

The consummation of the Exchange Offer is conditioned upon, among other things, (i) Eligible Holders of at least 98% of the aggregate principal amount of Existing Notes (the “Minimum Condition”) validly tendering their Existing Notes in the Exchange Offer at or prior to the 5:00 P.M., New York City time, on April 5, 2019, unless extended or earlier terminated by Affinion (the “Expiration Time”), (ii) the substantially concurrent consummation of the other Recapitalization events, (iii) the passage of at least 20 calendar days from the date on which this Information Statement on Schedule 14C is first sent to Affinion Holdings’ stockholders; and (iv) the issuance of New Common Stock as a result of the Exchange Offer and the Merger not resulting in the record number of holders of Affinion Holdings’ common stock exceeding 1,900 record holders of New Common Stock in the aggregate or 450 record holders who are not “accredited investors,” a violation of Affinion Holdings’ Charter. Affinion may waive or amend any of these conditions.

The Rights Offering

In connection with the Recapitalization, Affinion Holdings and Affinion will also offer to (a) Eligible Holders who validly tender the Existing Notes in the Exchange Offer on or prior to 5:00 P.M., New York City time on March 15, 2019, unless extended by Affinion (the “Consent Time”) the opportunity to purchase up to $288.0 million aggregate principal amount of New Notes of Affinion (the “Rights Offering”) and (b) Eligible Holders of one percent (1%) or more of the Existing Common Stock (including all of the issued and outstanding warrants (the “Existing Penny Warrants”) and the limited warrant to purchase Existing Common Stock (the “Limited Warrant”) held by Metro SPV on an as-exercised basis, assuming full physical settlement) the opportunity to purchase up to $12.0 million aggregate principal amount of New Notes (the “Equityholder Rights Offering”).

Each Eligible Holder of Existing Notes that validly tenders their Existing Notes in the Exchange Offer on or prior to the Consent Time will be permitted to subscribe for in the event of the Recapitalization, $422.567036 aggregate principal amount of New Notes for each $1,000 principal amount of Existing Notes tendered in the Exchange Offer.

The Company intends to use the $300 million of aggregate gross proceeds from the Rights Offering and the Equityholder Rights Offering, plus $5 million of net proceeds from the sale of the domestic insurance business to be released from escrow, to (i) repay all of the $105 million of principal borrowings outstanding and $3 million of accrued interest under Affinion’s existing revolving credit facility, (ii) repay $119 million of principal borrowings outstanding and all of the $34 million of accrued interest under Affinion’s existing term loan, (iii) to the extent any amounts are then outstanding under the Second Lien Facility, to repay such amounts in accordance with the terms of the Second Lien Commitment Letter and Support Agreement and (iv) for general corporate purposes, including the payment of required transaction related fees and expenses.

Investor Purchase Agreement

On March 4, 2019, the Financing Parties entered into the Investor Purchase Agreement with Affinion Holdings and Affinion, whereby the Financing Parties (or affiliates of the Financing Parties) agreed to purchase any New Notes that are unpurchased in the Rights Offering. The obligations of the Financing Parties are subject to the conditions set forth in the Investor Purchase Agreement.

On the closing of the Exchange Offer, the Company shall pay the Financing Parties a commitment premium of $57 million in aggregate principal amount of New Notes, together with New Common Stock equal to 12.5% of the outstanding New Common Stock, after giving effect to the Exchange Offer, the Merger, the Pre-Emptive Rights Offer and the payment of the Financing Premium (as defined in the Support Agreement) (but before giving effect to any dilution from the New MIP (as defined in the Support Agreement) and, in the case of the Recapitalization, the New Investor Warrants (as defined below)).

Second Lien Facility

On November 14, 2018, Second Lien Commitment Parties delivered the Second Lien Commitment Letter to Affinion and Affinion Holdings. Pursuant to the Second Lien Commitment Letter, the Second Lien Commitment Parties had committed to provide revolving loans to Affinion under the Second Lien Facility in the original principal amount of approximately $20.5 million (the “Commitment Financing”), which amount may be increased, on or before June 30, 2019 at the option of Affinion and subject to the consent of the Second Lien Commitment Parties, by an amount of up to approximately $17.0 million (the “Incremental Financing” and, together with the Commitment Financing, the “Second Lien Facility Financing”), subject to the terms and conditions set forth in the Second Lien Commitment Letter. Pursuant to the Second Lien Commitment Letter, on the closing date of the Second Lien Facility the Second Lien Commitment Parties will be paid an upfront closing fee in an amount equal to twelve percent (12%) of the amount of the Commitment Financing (which at Affinion’s option, may be paid in the form of original issue discount). The Second Lien Commitment Parties will also be entitled to be paid the closing fee in respect of an Incremental Financing if consummated.

Certain of the Second Lien Commitment Parties owned more than five percent (5%) of the outstanding common stock of Affinion Holdings. Accordingly, as a condition to Affinion and Affinion Holdings entering into the Second Lien Facility and other documents relating to the Second Lien Facility, such transactions with five percent (5%) or more holders of common stock must be approved by holders of at least sixty-six and two thirds percent (66-2/3%) of the issued and outstanding Existing Common Stock pursuant to the terms of the Existing Shareholders Agreement. On November 14, 2018, in connection with the Second Lien Commitment Letter, certain stockholders representing greater than sixty-six and two-thirds percent (66-2/3%) of Affinion Holdings’ common stock had delivered a written consent (the “November 2018 Supermajority Stockholder Consent”) approving the transactions contemplated by the Second Lien Commitment Letter. Pursuant to Regulation 14C under the Exchange Act and Section 228(e) of the Delaware General Corporation Law, on November 26, 2018, Affinion Holdings filed a definitive information statement on Schedule 14C to provide notice of the entry into the November 2018 Supermajority Stockholder Consent. As a result, the Company is currently able to take action pursuant to the November 2018 Supermajority Stockholder Consent and enter into the Second Lien Facility.

Pursuant to the Second Lien Facility Commitment Letter, if funded, the Second Lien Facility will be secured on a second lien basis on the same collateral that secures the Existing Credit Agreement and will be guaranteed by Affinion Holdings and each subsidiary of Affinion that guarantees the Existing Credit Agreement. The Second Lien Facility will mature 91 days after the maturity date of the Existing Credit Agreement, but prior to the maturity of the Existing Notes. The Second Lien Facility will contain substantially the same representations and warranties, covenants and events of default as those in the Existing Credit Agreement, subject to certain exceptions. Interest will be payable on the Second Lien Facility at the rate of 12.00% per annum payable in kind. Each of the Second Lien Commitment Parties have agreed to provide the Second Lien Facility contemplated by the Second Lien Facility Commitment; provided that, the Second Lien Commitment Parties have agreed that upon consummation of the Rights Offering, the Second Lien Commitment Parties will be entitled to (i) a repayment in cash equal to the actual amount funded in cash by such Second Lien Commitment Party under the Second Lien Facility, the amount of all interest actually paid in kind, accrued and unpaid interest, and the amount of all customary indemnity and expense reimbursement obligations due under the documentation for the Second Lien Facility, (ii) a repayment of amounts equal to the Closing Fee (as defined in the Second Lien Commitment Letter) in the form of New Notes, (iii) a repayment of amounts equal to the Early Termination Fee in the form of New Notes and (iv) the payment of any other fees, premiums or amounts (if any) owing to the Second Lien Commitment Parties under the Second Lien Facility in the form of New Notes.

The Company has the right, but not the obligation, to enter into the Second Lien Facility prior to the closing of the Recapitalization.

Prior to the closing of the Second Lien Facility, Affinion will be required to amend certain terms of the indenture governing the Existing Notes (the “Existing Notes Indenture”). The proposed amendments to the

Existing Notes Indenture will include, among other things, amending the limitation on debt and lien covenants to permit the incurrence of the indebtedness under the Second Lien Facility (including to account for any Incremental Amount and interest paid in kind) and amending the restrictions on activities of Affinion Holdings to permit Affinion Holdings to guarantee the Second Lien Facility and pledge its assets to secure such guarantee. Pursuant to the Support Agreement, Elliott, which is the beneficial owner of more than fifty percent (50%) of the outstanding principal amount of the Existing Notes, has agreed to consent to the proposed amendments to the Existing Notes Indenture, and no fee or other consideration will be paid to Elliott for such consent. Affinion expects to enter into a supplemental indenture to the Existing Notes Indenture to effect the proposed amendments to the Existing Notes Indenture as soon as practicable following the receipt of the required majority consent, but the supplemental indenture will not become operative until the closing date of the Second Lien Facility.

Vote Required; Vote Obtained

The Existing Shareholders Agreement requires that stockholders entitled to vote greater than sixty-six and two-thirds percent (66-2/3%) of the issued and outstanding Existing Common Stock, after the application of any adjustments or limitations on voting as set forth in the Charter and By-laws, approve the participation of the Five Percent Holders in the Related Party Transactions. As of March 1, 2019, there were 12,499,454 shares of Existing Common Stock issued and outstanding, and each stockholder is entitled to one vote per share, subject to certain adjustments and limitations on voting as set forth in the Charter and By-laws. On March 1, 2019, stockholders entitled to vote at least 8,332,970 shares of Existing Common Stock, which represented greater than sixty-six and two-thirds percent (66-2/3%) of the issued and outstanding shares of Existing Common Stock as of March 1, 2019, executed the Related Party Transactions Written Consent approving the participation of the Five Percent Holders in the Related Party Transactions. The Related Party Transactions Written Consent constitutes the only stockholder approval required for the Related Party Transactions under the Existing Shareholders Agreement, and, as a result, no further action by any other stockholder is required to approve the Related Party Transactions. Affinion Holdings has not solicited and is not soliciting your approval of the Related Party Transactions. Further, Affinion Holdings does not intend to call a meeting of the stockholders for purposes of voting on the Related Party Transactions.

Pursuant to Regulation 14C, as promulgated under the Exchange Act, and Section 228(e) of the DGCL, we are required to provide certain information with respect to the taking of corporate action without a meeting by less than unanimous written stockholder consent to those stockholders who have not consented in writing to such action and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the corporation, or whose consent we have not solicited. Accordingly, we are furnishing this Information Statement to our stockholders to provide you with certain information in connection with the Related Party Transactions. The Related Party Transactions will not be consummated until at least 20 calendar days after this Information Statement has first been sent to stockholders.

The Company expects that it will complete the Related Party Transactions in the first half of April 2019.

No Appraisal Rights

No dissenters’ or appraisal rights are available, or will be available, with respect to the Related Party Transactions.

Interest of Certain Persons

Except as provided below, none of the directors or executive officers of Affinion Holdings, nor any of their associates, has any substantial interest, direct or indirect, by security holdings or otherwise, in the Related Party Transactions.

Pursuant to the Nominating Agreements (the “Nominating Agreements”), dated May 10, 2017, by and among Affinion Holdings, Elliott and Metro SPV, Elliott and Metro SPV each have the right to nominate two directors for election to the Board subject to either Elliott and Metro SPV, together with its affiliates, holding at least 16% of the issued and outstanding Existing Common Stock (including any derivative securities on an as-exercised basis, but excluding any Existing Common Stock underlying management compensation and incentive plans). Messrs. Browne and Palter are the nominees of affiliates of Metro SPV pursuant to the Nominating Agreements and Messrs. Camporin and Iaccarino are the nominees of affiliates of Elliott pursuant to the Nominating Agreements. Each of Messrs. Browne and Palter, and Camporin and Iaccarino, respectively, disclaim any beneficial ownership of the Existing Common Stock owned by Metro SPV and Elliott and their respective affiliates.

ACTION BY WRITTEN CONSENT: APPROVAL OF CHARTER DOCUMENT AMENDMENTS

The Charter Document Amendments

In connection with the Recapitalization, Affinion Holdings has amended its Charter by adopting the Charter Amendment to create a new class of common stock, designated as “Class M Common Stock,” having par value $0.01 per share, having the rights and privileges set forth in the Charter, as amended.

The Class M Common Stock will be converted immediately following the consummation of the Exchange Offer as a result of the Merger (as described below) into shares of New Common Stock of Affinion Holdings as the surviving entity and New Penny Warrants, which will be issued in lieu of shares of New Common Stock, as applicable.

In connection with the Exchange Offer, Affinion Holdings intends to amend its By-laws by adopting the By-laws Amendment to make them consistent with the proposed Charter of Affinion Holdings after giving effect of the Merger.

Vote Required; Vote Obtained

Under Section 242 of the DGCL, the Charter Amendment requires the approval of at least a majority of the issued and outstanding Existing Common Stock entitled to vote thereon. The Shareholders Agreement requires that stockholders entitled to vote greater than sixty-six and two-thirds percent (66-2/3%) of the issued and outstanding Existing Common Stock, after the application of any adjustments or limitations on voting as set forth in the Charter and By-laws, approve the Charter Document Amendments and under Delaware law the adoption of the Charter Amendment required the consent of the holders of fifty percent (50%) of the issued and outstanding Existing Common Stock. As of March 1, 2019, there were 12,499,454 shares of Existing Common Stock issued and outstanding, and each stockholder of record thereof is entitled to one vote per share, subject to certain adjustments and limitations on voting as set forth in the Charter and By-laws. On March 1, 2019, stockholders entitled to vote at least 8,332,970 shares of Existing Common Stock, which represented greater than (i) fifty percent (50%) of the issued and outstanding shares of Existing Common Stock as of March 1, 2019, and (ii) sixty-six and two-thirds percent (66-2/3%) of the issued and outstanding shares of Existing Common Stock as of March 1, 2019, executed the Charter Document Amendments Written Consent adopting and approving the Charter Document Amendments. The Charter Document Amendments Written Consent constitutes the only stockholder approval required for the Charter Document Amendments under the Shareholders Agreement and Section 242 of the DGCL, and, as a result, no further action by any other stockholder is required to approve the Charter Document Amendments. Affinion Holdings has not solicited and is not soliciting your approval of the Charter Document Amendments. Further, Affinion Holdings does not intend to call a meeting of the stockholders for purposes of voting on the Charter Document Amendments.

Pursuant to Regulation 14C, as promulgated under the Exchange Act, and Section 228(e) of the DGCL, we are required to provide certain information with respect to the taking of corporate action without a meeting by less than unanimous written stockholder consent to those stockholders who have not consented in writing to such action and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the corporation, or whose consent we have not solicited. Accordingly, we are furnishing this Information Statement to our stockholders to provide you with certain information in connection with the Charter Document Amendments. The Charter Document Amendments will not be consummated until at least 20 calendar days after this Information Statement has first been sent to stockholders.

No Appraisal Rights

No dissenters’ or appraisal rights are available, or will be available, with respect to the Charter Document Amendments.

Interest of Certain Persons

None of the directors or executive officers of Affinion Holdings, nor any of their associates, has any substantial interest, direct or indirect, by security holdings or otherwise, in the Charter Document Amendments.

ACTION BY WRITTEN CONSENT: APPROVAL OF MERGER AND THE MERGER AGREEMENT

The Merger

In connection with the negotiation of the terms of the transaction, the Board considered different potential recapitalization and restructuring transactions. In order to obtain the consent of required holders of the Existing Notes for a transaction that the Board believes, as of the date hereof, represents the best transaction available for the Company, the Company desires to simplify its capital structure and terminate its existing investor rights agreements. After considering different recapitalization structures, and consulting with management and its other advisors, including legal counsel, the Board determined the best structure for accomplishing these goals was to enter into the Merger Agreement and consummate the Merger.

Immediately following the consummation of the Exchange Offer, the Merger Sub will merge with and into Affinion Holdings with Affinion Holdings as the surviving entity. The Merger has been approved by the boards of directors and adopted by the stockholders of each of Affinion Holdings and Merger Sub. As a result of the Merger, (i) each holder of Class C Common Stock, par value $0.01 per share, of Affinion Holdings and each holder of Class D Common Stock, par value $0.01 per share, of Affinion Holdings (the “Class C/D Common Stock”) that does not properly exercise appraisal rights will receive for each share of Class C/D Common Stock cash equal to $0.01 per share of Class C/D Common Stock held thereby, (ii) each holder of Existing Common Stock that does not properly exercise appraisal rights will receive for each share of Existing Common Stock 0.091057 New Investor Warrants to be issued by Affinion Holdings (the “New Investor Warrants”) and (iii) each holder of Class M Common Stock will receive for each share of Class  M Common Stock one share of New Common Stock of the surviving entity.

Vote Required; Vote Obtained

The Existing Shareholders Agreement requires that stockholders entitled to vote greater than sixty-six and two-thirds percent (66-2/3%) of the issued and outstanding Existing Common Stock, after the application of any adjustments or limitations on voting as set forth in the Charter and By-laws, approve the Merger Agreement and the transactions contemplated thereby, including the Merger, and under Delaware law the consummation of the Merger required the consent of the holders of fifty (50%) of the issued and outstanding Existing Common Stock. As of March 1, 2019, there were 12,499,454 shares of Existing Common Stock issued and outstanding, and each stockholder is entitled to one vote per share, subject to certain adjustments and limitations on voting as set forth in the Charter and By-laws. On March 1, 2019, stockholders entitled to vote at least 8,332,970 shares of Existing Common Stock, which represented greater than (i) fifty percent (50%) of the issued and outstanding shares of Existing Common Stock as of March 1, 2019, and (ii) sixty-six and two-thirds percent (66-2/3%) of the issued and outstanding shares of Existing Common Stock as of March 1, 2019, executed the Merger Written Consent approving the Merger. The Merger Written Consent constitutes the only stockholder approval required for the Merger under the Existing Shareholders Agreement and Section 251 of the DGCL, and, as a result, no further action by any other stockholder is required to approve the Merger Agreement and the transactions contemplated thereby, including the Merger. Affinion Holdings has not solicited and is not soliciting your approval of the Merger. Further, Affinion Holdings does not intend to call a meeting of the stockholders for purposes of voting on the Merger.

Pursuant to Regulation 14C, as promulgated under the Exchange Act, and Section 228(e) of the DGCL, we are required to provide certain information with respect to the taking of corporate action without a meeting by less than unanimous written stockholder consent to those stockholders who have not consented in writing to such action and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the corporation, or whose consent we have not solicited. Accordingly, we are furnishing this Information Statement to our stockholders to provide you with certain information in connection with the Merger. The Merger will not be consummated until at least 20 calendar days after this Information Statement has first been sent to stockholders.

Appraisal Rights

The discussion of the provisions of Section 262 of the DGCL set forth below is not a complete summary regarding your appraisal rights under the DGCL and is qualified in its entirety by reference to Section 262 of the DGCL, which is attached to this Information Statement as Annex D. Stockholders intending to exercise appraisal rights should carefully review Annex D in its entirety. Failure to follow precisely any of the statutory procedures set forth in Section 262 of the DGCL may result in loss of appraisal rights.

Upon completion of the Merger, stockholders, other than the stockholders that executed and delivered the Merger Written Consent, may be entitled to appraisal rights pursuant to Section 262 of the DGCL if they fully comply with the procedures specified in that statute. For further information on the financial information of the Company in relation to the Merger, please see our Supplemental 2018 Report, filed as Exhibit 99.1 to our Current Report on Form 8-K, filed with the SEC on March 5, 2019, and incorporated herein by reference.

Pursuant to Section 262 of the DGCL, stockholders who do not vote in favor of or consent to the adoption of the Merger Agreement and who otherwise follow the procedures set forth in Section 262 of the DGCL will be entitled to have their shares appraised by the Delaware Court of Chancery (the “Chancery Court”), and to receive payment in cash of the judicially determined fair value of their shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, as determined by the Chancery Court, together with interest, if any, to be paid upon the amount determined to be the fair value (or, in certain circumstances described below, on the difference between the amount determined to be fair value and the amount paid by the surviving corporation to each stockholder entitled to appraisal prior to the entry of judgment in the appraisal proceeding).

Under Section 262 of the DGCL, when a merger agreement relating to a proposed merger is adopted by stockholders acting by written consent in lieu of a meeting of the stockholders, the corporation must notify each of its stockholders who is entitled to appraisal rights that the merger has been approved and that appraisal rights are available, and must include in each such notice a copy of Section 262 of the DGCL. This Information Statement constitutes such notice to the Company’s stockholders and a copy of Section 262 of the DGCL is attached to this Information Statement as Annex D.

In addition, if the notice does not notify the stockholders of the effective date of the merger, either the corporation before the effective date of the merger or the surviving corporation within 10 days after the effective date of the merger must notify the stockholders entitled to appraisal of the effective date of the merger; provided, however, that if such notice of the effective date of the merger is sent more than 20 days following the sending of the first notice, the notice of the effective date of the merger need only be sent to each stockholder who is entitled to appraisal rights and who has properly demanded appraisal of such stockholder’s shares in accordance with Section 262 of the DGCL. This Information Statement does not constitute notice of the effective date of the merger under Section 262 of the DGCL. Accordingly, the Company or the surviving corporation will send a separate notice to stockholders entitled to receive notice of the effective date of the Merger under Section 262 of the DGCL.

Any stockholder who wishes to exercise such appraisal rights or who wishes to preserve his, her or its right to do so should review the following discussion and Annex D carefully. Failure to strictly and timely comply with the procedures specified in Section 262 of the DGCL may result in the loss of appraisal rights.

Filing Written Demand

Company stockholders who desire to exercise their appraisal rights must demand in writing appraisal of their Shares no later than 20 days after the date of mailing of this Information Statement, or by April 9, 2019. A demand for appraisal will be sufficient if it reasonably informs the Company of the identity of the stockholder and that such stockholder intends thereby to demand appraisal of such stockholder’s Shares. If you wish to exercise your appraisal rights you must be the record holder of such shares on the date the written demand for appraisal is made and you must continue to hold such shares through the effective time of the Merger (the “Effective Time”). Accordingly, a stockholder who is the record holder of shares on the date the written demand for appraisal is made, but who thereafter transfers such shares prior to the Effective Time, will lose any right to appraisal in respect of such shares.

Only a holder of record of shares is entitled to demand an appraisal of the shares registered in that holder’s name. A demand for appraisal in respect of shares should be executed by or on behalf of the holder of record, fully and correctly, as the holder’s name appears on the holder’s stock certificates. If the shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the demand should be made in that capacity, and if the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including an agent for two or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose that, in executing the demand, the agent is acting as agent for the record owner or owners. If the shares are held in “street name” by a broker, bank or nominee, the broker, bank or nominee may exercise appraisal rights with respect to the shares held for one or more beneficial owners while not exercising the rights with respect to the shares held for other beneficial owners; in such case, however, the written demand should set forth the number of shares as to which appraisal is sought and where no number of shares is expressly mentioned the demand will be presumed to cover all shares held in the name of the record owner. A beneficial owner of shares held in “street name” who desires appraisal should take such actions as may be necessary to ensure that a timely and proper demand for appraisal is made by the record holder of such shares. Any beneficial holder desiring appraisal who holds shares through a brokerage firm, bank or other financial institution is responsible for ensuring that the demand for appraisal is made by the record holder. The beneficial holder of such shares should instruct such firm, bank or institution that the demand for appraisal be made by the record holder of the shares, which may be the nominee of a central security depository if the shares have been so deposited. Stockholders who hold their shares in brokerage accounts or other nominee forms and who wish to exercise appraisal rights are urged to consult with their brokers to determine the appropriate procedures for the making of a demand for appraisal by such a nominee. As required by Section 262 of the DGCL, a demand for appraisal must reasonably inform the Company of the identity of the holder(s) of record (which may be a nominee as described above) and of such holder’s intention to seek appraisal of such shares. All written demands for appraisal pursuant to Section 262 of the DGCL should be sent or delivered to the Company at 6 High Ridge Park Stamford, CT 06905, attn.: Investor Relations.

At any time within 60 days after the Effective Time, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw his, her or its demand for appraisal and accept the consideration offered pursuant to the Merger Agreement by delivering to the surviving corporation a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than 60 days after the Effective Time will require written approval of the surviving corporation. No appraisal proceeding that has been timely filed in the Chancery Court will be dismissed as to any stockholder without the approval of the Chancery Court, and such approval may be conditioned upon such terms as the Chancery Court deems just. If the surviving corporation does not approve a request to withdraw a demand for appraisal made more than 60 days after the Effective Time, or, if the Chancery Court does not approve the dismissal of an appraisal proceeding as to a stockholder, the stockholder will be entitled to receive only the appraised value determined in any such appraisal proceeding, which value could be less than, equal to or more than the consideration being offered pursuant to the Merger Agreement.

Filing a Petition for Appraisal

Within 120 days after the Effective Time, but not thereafter, the surviving corporation or any holder of shares who has complied with Section 262 of the DGCL and is entitled to appraisal rights under Section 262 of the DGCL may commence an appraisal proceeding by filing a petition in the Chancery Court, with a copy served on the surviving corporation in the case of a petition filed by a stockholder, demanding a determination of the fair value of the shares held by all stockholders entitled to appraisal. The surviving corporation is under no obligation, and has no present intention, to file a petition, and holders should not assume that the surviving corporation will file a petition or initiate any negotiations with respect to the fair value of the shares. Accordingly, any holders of shares who desire to have their shares appraised should initiate all necessary action to perfect their appraisal rights in respect of their shares within the time and in the manner prescribed in Section 262 of the DGCL. The failure of a stockholder to file such a petition within the period specified in Section 262 of the DGCL could nullify the stockholder’s previous written demand for appraisal.

Within 120 days after the effective time of the merger, any holder of shares who has complied with the requirements for exercise of appraisal rights will be entitled, upon written request, to receive from the surviving corporation a statement setting forth the aggregate number of shares not voted in favor of or consenting to the adoption of the Merger Agreement and with respect to which demands for appraisal have been received, and the aggregate number of holders of such shares. The surviving corporation must mail this statement to the requesting stockholder within 10 days after receipt of the written request for such a statement or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later. A beneficial owner of shares held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition seeking appraisal or request from the surviving corporation the foregoing statements. As noted above, however, the demand for appraisal can only be made by a stockholder of record.

If a petition for an appraisal is duly filed by a stockholder and a copy thereof is served upon the surviving corporation, the surviving corporation will then be obligated within 20 days after such service to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached. After notice to the stockholders as required by the court, the Chancery Court is empowered to conduct a hearing on the petition to determine those stockholders who have complied with Section 262 of the DGCL and who have become entitled to appraisal rights thereunder. The Chancery Court may require the stockholders who demanded payment for their shares to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings, and if any stockholder fails to comply with the direction, the Chancery Court may dismiss that stockholder from the proceedings.

Determination of Fair Value

After the Chancery Court determines the Company stockholders entitled to appraisal, the appraisal proceeding is conducted in accordance with the rules of the Chancery Court, including any rules specifically governing appraisal proceedings. Through such proceeding, the Chancery Court determines the “fair value” of the shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value (or, in certain circumstances described below, on the difference between the amount determined to be fair value and the amount paid by the surviving corporation to each stockholder entitled to appraisal prior to the entry of judgment in the appraisal proceeding). Unless the Chancery Court in its discretion determines otherwise for good cause shown, interest from the Effective Time through the date of payment of the judgment will be compounded quarterly and will accrue at five percent (5%) over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment. However, at any time before the entry of judgment in the proceedings, the Company may pay to each stockholder entitled to appraisal an amount of cash, in which case interest will accrue after such only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Chancery Court, and (2) interest theretofore accrued, unless paid at that time.

In determining fair value, the Chancery Court will take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods that are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “fair price obviously requires consideration of all relevant factors involving the value of a company.” The

Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the Merger that throw any light on future prospects of the merged corporation. Section 262 of the DGCL provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion that does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”

Stockholders considering seeking appraisal should be aware that the fair value of their shares as so determined could be more than, the same as or less than the consideration they would receive pursuant to the Merger if they did not seek appraisal of their shares and that an investment banking opinion as to the fairness, from a financial point of view, of the consideration payable in a sale transaction, such as the Merger, is not an opinion as to, and does not otherwise address, fair value pursuant to Section 262 of the DGCL. Although the Company believes that the merger consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Chancery Court, and stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the merger consideration. The Company does not currently anticipate offering more than the applicable merger consideration to any Company stockholder exercising appraisal rights, and reserves the right to assert, in any appraisal proceeding, that for purposes of Section 262 of the DGCL, the “fair value” of a share is less than the merger consideration.

If a petition for appraisal is not timely filed, then the right to an appraisal will cease. The costs of the action may be determined by the Chancery Court and taxed upon the parties as the Chancery Court deems equitable under the circumstances. Upon application of a stockholder, the Chancery Court may order all or a portion of the expenses incurred by a stockholder in connection with an appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts utilized in the appraisal proceeding, to be charged pro rata against the value of all the shares entitled to be appraised.

If any stockholder who demands appraisal of shares pursuant to Section 262 of the DGCL fails to perfect, successfully withdraws or loses such holder’s right to appraisal, the stockholder’s shares will be deemed to have been converted at the Effective Time into the right to receive the merger consideration pursuant to the Merger Agreement. A stockholder will fail to perfect, or effectively lose, the holder’s right to appraisal if no petition for appraisal is filed within 120 days after the Effective Time. In addition, as indicated above, at any time within 60 days after the Effective Time, a stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw his, her or its demand for appraisal in accordance with Section 262 of the DGCL and accept the merger consideration offered pursuant to the Merger Agreement.

Failure to comply strictly with the requirements of Section 262 of the DGCL may result in the loss of a stockholder’s statutory appraisal rights. Consequently, and in view of the complexity of Section 262 of the DGCL, any stockholder wishing to exercise appraisal rights is urged to consult legal counsel before attempting to exercise those rights.

Interest of Certain Persons

Except as provided below, none of the directors or executive officers of Affinion Holdings, nor any of their associates, has any substantial interest, direct or indirect, by security holdings or otherwise, in the Merger.

Pursuant to the Nominating Agreements. Messrs. Browne and Palter are the nominees of affiliates of Metro SPV and Messrs. Camporin and Iaccarino are the nominees of affiliates of Elliott. Each of Messrs. Browne and Palter, and Camporin and Iaccarino, respectively, disclaim any beneficial ownership of the Existing Common Stock and of Existing Notes (or Class M Common Stock to be issued in exchange therefor in the Exchange Offer) owned or to be owned by Metro SPV and Elliott and their respective affiliates.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Existing Common Stock as of March 4, 2019 by (i) each person known to beneficially own more than five percent (5%) of the Existing Common Stock of Affinion Holdings, (ii) each of our named executive officers, (iii) each member of the Board and (iv) all of our executive officers and members of the Board as a group. Affinion Holdings’ knowledge of information regarding beneficial ownership of Existing Common Stock is based on (1) the share register maintained by the transfer agent and provided to the Affinion Holdings and/or (2) information included in filings made by the holders with the SEC.

The amounts and percentages of Existing Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities, in accordance with Rule 13d-3 under the Exchange Act. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which he has no economic interest. Our calculation of the percentage of beneficial ownership is based on 12,499,454 shares of Existing Common Stock outstanding.

On November 9, 2015, we completed certain transactions in which we, among other things, issued (1) Class C Common Stock and Class D Common Stock, which is convertible into shares of Existing Common Stock at any time, and (2) the Limited Warrant to purchase shares of Existing Common Stock. In general, the Class C/D Common Stock and the Limited Warrant are immediately convertible or exercisable, as applicable, upon issuance at the option of the holder. However, any holder that is required to obtain any consents or waivers from any applicable governmental agency, including the Financial Conduct Authority in the United Kingdom (the “FCA”), cannot convert the Class C/D Common Stock or exercise the Limited Warrant until and unless such holder provides notice to Affinion Holdings that it has received the requisite regulatory approval or is no longer subject to the regulatory approval as a result of its transfers of shares of Existing Common Stock. Because such approvals have not been obtained with respect to certain holders, Class C/D Common Stock of certain holders and a portion of the Limited Warrant are not convertible or exercisable, as applicable, within 60 days and are, therefore, not reflected in the table below.

On May 10, 2017, the Company completed (i) certain exchange offers, (ii) issuances of Existing Notes and the Company’s Existing Penny Warrants pursuant to an Investor Purchase Agreement, dated March 31, 2017 (the “ 2017 Investor Purchase Agreement,”) with Elliott, Franklin Mutual Quest Fund, an affiliate of Franklin Mutual Advisers, LLC (“Franklin”), Empyrean and Metro SPV, all of whom were, at the time of the closing of the issuances, or became, as a result of the transactions, related parties, and (iii) the redemption of Affinion’s 7.875% senior notes due 2018. On July 17, 2017, the Company consummated the issuance of the Existing Notes and Existing Penny Warrants pursuant to the 2017 Investor Purchase Agreement and redemptions of two series of notes outstanding, issued by the Company and Affinion Investments II, LLC, the Company’s subsidiary. In connection with these transactions, the Company issued 4,392,936 2017 Existing Penny Warrants to acquire shares of Existing Common Stock at an exercise price of $0.01 per share. In general, the Existing Penny Warrants were immediately exercisable from issuance at the option of the holder. However, any holder that is required to obtain any consents or waivers from any applicable governmental agency, including the FCA, cannot exercise the Existing Penny Warrants until and unless such holder provides notice to the Company that it has received the requisite regulatory approval or is no longer subject to the regulatory approval as a result of its transfers of shares of Existing Common Stock. Because such approvals have not been obtained with respect to certain holders, a portion of the Existing Penny Warrants is not exercisable within 60 days and is, therefore, not reflected in the table below.

Except as indicated by footnote, the persons named in the table below have sole voting and investment power with respect to all shares of Existing Common Stock shown as beneficially owned by them.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
Elliott(a)	2,487,391	19.9%
Metro SPV(b)	2,487,391	19.9%
Empyrean(c)	2,004,820	15.9%
Allianz(d)	1,748,332	13.9%
PennantPark(e)	1,040,525	8.3%
Ares(f)	768,266	5.9%
Todd H. Siegel(g)	105,170	*
Gregory S. Miller(h)	35,285	*
Michele Conforti(i)	35,609	*
Brian Fisher(j)	51,994	*
Scott Lazear(k)	35,522	*
Christophe Browne(l)	9,804	*
Austin Camporin(m)	9,804	*
Rick P. Frier(n)	14,814	*
Michael Iaccarino(m)	9,804	*
Gilbert S. Palter(m)	9,804	*
Mark R. Vondrasek(m)	9,804	*
Directors and executive officers as a group (11 persons)(o)	327,414	2.5%

(*)	Less than one percent.
(a)

Represents 2,487,391 shares of Existing Common Stock owned of record by Elliott Associates, L.P. (“Elliott Associates”) and Elliott International, L.P. (“Elliott International” and, together with Elliott Associates, the “Elliott Entities”). Elliott Capital Advisors, L.P. (“Capital Advisors”), Elliott Advisors GP LLC (“Advisors GP”) and Elliott Special GP, LLC (“Special GP”), each of which is controlled by Paul E. Singer (“Singer”), are the general partners of Elliott Associates. Hambledon, Inc. (“Hambledon”), which is also controlled by Singer, is the sole general partner of Elliott International. Elliott International Capital Advisors Inc. (“EICA”) is the investment manager for Elliott International. The Elliott Entities also own Existing Penny Warrants to acquire up to 69,445 shares of Existing Common Stock. However, the Elliott Entities are prevented from exercising Existing Penny Warrants to the extent that after giving effect to such exercise, the Elliott Entities (together with their affiliates), to our actual knowledge, would beneficially own in excess of 19.9% of the shares of Existing Common Stock outstanding immediately after giving effect to such exercise to the extent doing so would require the consent of, or notice to, a governmental authority, and such consent or notice has not been properly obtained or filed, including the FCA (which consents have not yet been received). The address of Elliott Associates, Singer, Capital Advisors, Advisors GP, Special GP and EICA is 40 West 57th Street, New York, New York 10019. The address of Elliott International and Hambledon is c/o Maples & Calder, P.O. Box 309, Ugland House, South Church Street, George Town, Cayman Islands, British West Indies.

(b)

Represents 2,487,391 shares of Existing Common Stock owned of record by Metro SPV LLC (the “SPV”). ICG Strategic Secondaries II GP LP (the “Secondaries Fund GP”) serves as the managing member of the SPV. ICG Strategic Equity Associates II LLC (“Secondaries Associates”) is the sole general partner of Secondaries Fund GP. Intermediate Capital Group, Inc. (“ICG, Inc.”) is the sole managing member of Secondaries Associates. ICG FMC Limited (“ICG FMC”) is the parent company of ICG, Inc. Intermediate Capital Group plc (“ICG plc”) is the parent company of ICG, Inc. and is a premium listed company on the London Stock Exchange. The SPV is currently prevented, pursuant to the Certificate of Incorporation, from voting shares in excess of 19.9% of the issued and outstanding Existing Common Stock until the SPV obtains the required consent from the FCA. The SPV also owns (1) a Limited Warrant to acquire up to 462,266 shares of Existing Common Stock, (2) Class C Common Stock and Class D Common Stock, which such Class C/D Common Stock represents the right to acquire, upon conversion thereof and payment of the conversion price associated therewith, up to 1,071 shares of Existing Common Stock and (3) Existing Penny Warrants to acquire 232,003 shares of Existing Common Stock. However, the SPV is prevented from exercising the Limited Warrant, the Class C/D Common Stock and the Existing Penny Warrants to the extent that after giving effect to such exercise, the SPV (together with its affiliates), to our actual knowledge, would beneficially own in excess of 19.9% of the shares of Existing Common Stock outstanding immediately after giving effect to such exercise to the extent doing so would require the consent of, or notice to, a governmental authority, including the FCA, and such consent or notice has not been properly obtained or filed. The address of the SPV, Secondaries Fund GP, Secondaries Associates and ICG, Inc. is c/o Intermediate Capital Group, Inc., 600 Lexington Avenue, 24th Floor, New York, NY 10022. The address of ICG FMC and ICG plc is Juxon House, 100 St. Paul’s, Churchyard, London, EC4M 8BU.
(c)

Represents 1,877,387 shares of Existing Common Stock owned of record by Empyrean Investments, LLC (“EI LLC”). Also represents 127,433 shares of Existing Common Stock issuable upon the conversion of the Class C/D Common Stock. Empyrean is the sole member of EI LLC. Empyrean Capital, LLC serves as the general partner to Empyrean. Amos Meron is the managing member of Empyrean Capital, LLC, and as such may be deemed to have voting and dispositive control of the shares of Existing Common Stock held directly by EI LLC. The address of each of EI LLC, Empyrean, Empyrean Capital, LLC, and Amos Meron is c/o Empyrean Capital Partners, LP, 10250 Constellation Boulevard, Suite 2950, Los Angeles, CA 90067.

(d)

Represents 1,748,332 shares of Existing Common Stock owned of record by Allianz US High Yield, Allianz Income and Growth Fund, AllianzGI Convertible & Income Fund, AllianzGI Convertible & Income Fund II, AllianzGI Income & Growth Fund, and AllianzGI High Yield Bond Fund (together, the “AllianzGI Entities”). Allianz Global Investors U.S. LLC (“AllianzGI US”) provides investment advisory services to the AllianzGI Entities and AllianzGI US is a wholly owned indirect subsidiary of Allianz SE, a publicly traded company. The address of each of the AllianzGI Entities, AllianzGI US and Allianz SE is c/o Allianz Global Investors U.S. LLC, 1633 Broadway, New York, NY 10019.

(e)

Represents 996,942 shares of Existing Common Stock owned of record by PennantPark Investment Corporation, PennantPark Floating Rate Capital Ltd. and PennantPark Credit Opportunities Fund II LP (together, the “PennantPark Entities”). Also represents 43,583 shares of Existing Common Stock issuable upon the conversion of the Class C/D Common Stock owned of record by the PennantPark Entities. PennantPark Investment Advisers, LLC is a registered investment advisor that directly or indirectly manages the investment activities of each of PennantPark Investment Corporation, PennantPark Floating Rate Capital Ltd. and PennantPark Credit Opportunities Fund II, LP. Arthur H. Penn, Jose A. Briones, Salvatore Giannetti III and P. Whitridge Williams, Jr. are the senior investment professionals of PennantPark Investment Advisers, LLC. Each of PennantPark Investment Advisers, LLC and Messrs. Penn, Briones, Giannetti III and Williams, Jr. may be deemed to share voting and dispositive power with respect to the shares of Existing Common Stock owned of record by the PennantPark Entities. The address of each of the PennantPark Entities and individuals listed in this footnote is c/o 590 Madison Avenue, 15th Floor, New York, New York 10022.

(f)

Represents 744,275 shares of Existing Common Stock owned of record by Ares Dynamic Credit Allocations Fund Inc. (“ARDC”), Ares Special Situations Fund III, LP (“ASSF III”), Ares Enhanced Credit Opportunities Master Fund II, Ltd. (“ECO II”), ASIP (Holdco) IV S.a r.l. (“ASIP IV”), Future Fund Board of Guardians (“AFF”), RSUI Indemnity Company (“RSUI”) and Transatlantic Reinsurance Company (“TRC,” and together with ARDC, ASSF III, ECO II, ASIP IV, AFF and RSUI, collectively, the “Ares Clients”). Also represents 23,991 shares of Existing Common Stock issuable upon the conversion of the Class C/D Common Stock owned of record by certain of the Ares Clients. Ares Capital Management II LLC (“ACM II”) serves as the investment advisor of ARDC and is wholly owned by Ares Management LLC (“Ares Management”). ASSF Operating Manager III, LLC (“ASSF III Manager”) serves as the investment advisor of ASSF III and is wholly owned by Ares Management. ASSF Management III, L.P. (“ASSF III GP”) serves as the general partner of ASSF III and its general partner is ASSF Management III GP LLC (“ASSF III GP LLC”). ASSF III GP LLC is wholly owned by Ares Investments Holdings LLC (“Ares Investments”). Ares Offshore Holdings L.P. (“Ares Offshore”) is the sole voting member of ECO II. Ares Enhanced Credit Opportunities Management II, LLC (“ECO II Manager”) serves as the investment advisor of ECO II and is wholly owned by Ares Management. Ares Strategic Investment Partners IV (ASIP IV LuxCo”) is the sole shareholder of ASIP IV. ASIP IV LuxCo’s issued shares are listed on the Luxembourg Stock Exchange, but wholly owned by a Swedish pension fund. ASIP Operating Manager IV LLC (“ASIP IV Manager”) serves as the investment advisor of each of ASIP IV and ASIP IV LuxCo and is wholly owned by Ares Management. Ares Enhanced Loan Investment Strategy Advisor IV, L.P. (“AFF Manager”) serves as the investment advisor of AFF. Ares Enhanced Loan Investment Strategy Advisor IV GP, LLC (“AFF Manager GP”) serves as the general partner of AFF Manager and is wholly owned by Ares Management. Ares ASIP VII Management L.P. (“ASIP VII Manager”) serves as the investment advisor of both RSUI and TRC. Ares ASIP VII GP, LLC (“ASIP VII Manager GP”) serves as the general partner of ASIP VII Manager and is wholly owned by Ares Management. The sole member of Ares Management is Ares Management Holdings L.P. (“Ares Management Holdings”) and the general partner of Ares Management Holdings is Ares Holdco LLC (“Ares Holdco”). The sole member of Ares Holdco is Ares Holdings Inc. (“Ares Holdings”), whose sole stockholder is Ares Management, L.P. (“AM, L.P.”). The general partner of AM, L.P. is Ares Management GP LLC (“Ares Management GP”) and the sole member of Ares Management GP is Ares Partners Holdco LLC (“Ares Partners” and, together with the Ares Clients, ACM II, ASSF III Manager, ASSF III GP, ASSF III GP LLC, Ares Investments, Ares Offshore, ECO II Manager, ASIP IV LuxCo, ASIP IV Manager, ASIP IV Manager GP, AFF Manager, AFF Manager GP, ASIP VII Manager, ASIP VII Manager GP, Ares Management, Ares Management Holdings, Ares Holdco, Ares Holdings, AM, L.P., and Ares Management GP, the “Ares Entities”). Ares Partners is managed by a board of managers, which is composed of Michael Arougheti, R. Kipp deVeer, David Kaplan, Antony Ressler, Bennett Rosenthal, Michael McFerran and Ryan Berry. Decisions by Ares Partners’ board of managers generally are made by a majority of the members, which majority, subject to certain conditions, must include Antony Ressler. Each of the Ares Entities (other than the Ares Clients with respect to the shares held directly by each of them) and the members of Ares Partners’ board of managers and the other directors, officers, partners, stockholders, members and managers of the Ares Entities expressly disclaim beneficial ownership of the shares of Existing Common Stock. The address of each Ares Entity is 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.
(g)

Includes 3,725 shares of Class C Common Stock and 3,921 shares of Class D Common Stock. Includes 95,500 shares of Existing Common Stock issuable upon the exercise of options which are currently exercisable or exercisable within 60 days. Includes 986 shares of Class C Common Stock and 1,038 shares of Class D Common Stock issuable upon the exercise of Tranche A, B and C options.

(h)

Includes 906 shares of Class C Common Stock and 954 shares of Class D Common Stock. Includes 33,425 shares of Existing Common Stock issuable upon the exercise of options which are currently exercisable or exercisable within 60 days.

(i)

Includes 906 shares of Class C Common Stock and 954 shares of Class D Common Stock. Includes 33,425 shares of Existing Common Stock issuable upon the exercise of options which are currently exercisable or exercisable within 60 days. Includes 158 shares of Class C Common Stock and 166 shares of Class D Common Stock issuable upon the exercise of Tranche A, B and C options.

(j)

Includes 852 shares of Class C Common Stock and 897 shares of Class D Common Stock. Includes 50,138 shares of Existing Common Stock issuable upon the exercise of options which are currently exercisable or exercisable within 60 days. Includes 52 shares of Class C Common Stock and 55 shares of Class D Common Stock issuable upon the exercise of Tranche A, B and C options.

(k)

Includes 915 shares of Class C Common Stock and 964 shares of Class D Common Stock. Includes 33,425 shares of Existing Common Stock issuable upon the exercise of options which are currently exercisable or exercisable within 60 days. Includes 106 shares of Class C Common Stock and 112 shares of Class D Common Stock issuable upon the exercise of Tranche A, B and C options.

(l)

Christophe Browne is a Managing Director of ICG Strategic Equity Advisors LLC, and as such may be deemed to have beneficial ownership of the securities held directly by the Metro SPV LLC (holders of 1,751,734 shares of Existing Common Stock and 88,043 shares of Existing Common Stock underlying the Limited Warrant). Mr. Browne disclaims beneficial ownership of the securities reported herein.

(m)	Includes 9,804 shares of Existing Common Stock under vested restricted stock unit awards.
(n)	Includes 14,814 shares of Existing Common Stock under vested restricted stock unit awards.

(o)

Includes 7,304 shares of Class C Common Stock and 7,690 shares of Class D Common Stock. Includes 245,913 shares of Existing Common Stock issuable upon the exercise of options which are currently exercisable or exercisable within 60 days. Includes 1,302 shares of Class C Common Stock and 1,371 shares of Class D Common Stock issuable upon the exercise of Tranche A, B and C options. Includes 63,834 shares of Existing Common Stock under vested restricted stock unit awards.

WHERE YOU CAN FIND MORE INFORMATION

The Company is required to file annual, quarterly and current reports, proxy statements and other information with the SEC. Our filings with the SEC are available to the public on the SEC’s website at http://www.sec.gov. You may also request a copy of the Company’s filings with the SEC, at no cost, by contacting us at the following address: Affinion Group Holdings, Inc., 6 High Ridge Park, Stamford, Connecticut 06905 or by telephoning us at (203) 956-1000. Our filings with the SEC are also available on our website at http://www.affiniongroup.com. The contents of our website are not incorporated by reference herein or otherwise a part of this Information Statement.

We have not authorized any person to provide you with information other than the information contained in this Information Statement or to which we have referred you. We take no responsibility for, and can provide no assurances as to the reliability of, any other information that others may give you. The information contained in this Information Statement is correct as of the date hereof and the delivery of this Information Statement shall not create the implication that the information contained herein is correct at any time other than as of the date hereof.

In accordance with Rule 14a-3(e)(1) promulgated pursuant to the Exchange Act, one Information Statement may be delivered to two or more stockholders who share an address, unless we have received contrary instructions from one or more of the stockholders. We will deliver promptly upon written or oral request a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of this Information Statement was delivered. Requests for additional copies of this Information Statement, requests that in the future separate communications be sent to stockholders who share an address, and requests that in the future a single communication be sent to stockholders who share an address should be made by contacting us at the following address: Affinion Group Holdings, Inc., 6 High Ridge Park, Stamford, Connecticut 06905 or by telephoning us at (203) 956-1000.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

We are incorporating by reference into this Information Statement certain documents that Affinion Holdings has filed or furnished with the SEC, which means that we are disclosing important information to you by referring you to those documents. We incorporate by reference into this Information Statement the documents listed below (the “Incorporated Documents”), which Affinion Holdings has filed or furnished with the SEC:

•	The Form of Amended and Restated Support Agreement, filed as Exhibit 10.3 to its Current Report on Form 8-K, filed with the SEC on March 5, 2019 (the “Form 8-K”); and

•	The Supplemental 2018 Report, furnished as Exhibit 99.1 to the Form 8-K.

You can obtain the Incorporated Documents incorporated by reference into this Information Statement from the SEC’s website at http://www.sec.gov. You may also request a copy of the Incorporated Documents, at no cost, by writing or telephoning to the address and telephone number set forth below. We will provide, without charge, upon written or oral request, a copy of any or both of the Incorporated Documents.

You should direct requests for the Incorporated Documents to:

Affinion Group Holdings, Inc.

Affinion Group, Inc.

6 High Ridge Park

Stamford, CT 06905

Attention: Investor Relations

Phone: (203) 956-1000

ANNEX A

CERTIFICATE OF AMENDMENT OF THE FOURTH AMENDED AND RESTATED CERTIFICATE

OF INCORPORATION OF AFFINION GROUP HOLDINGS, INC.

[See Attached]

Execution Version

CERTIFICATE OF AMENDMENT

OF THE

FOURTH AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

AFFINION GROUP HOLDINGS, INC.

Affinion Group Holdings, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: The name of the corporation is Affinion Group Holdings, Inc.

SECOND: The date of the filing of the Fourth Amended and Restated Certificate of Incorporation (the “Charter”) with the Secretary of State for the State of Delaware was November 9, 2015.

THIRD: Article IV of the Charter be, and it hereby is, amended in its entirety to read as follows:

The total number of shares of all classes of stock which the Corporation shall have authority to issue is 550,000,000, consisting of 50,000,000 shares of Common Stock, par value $0.01 per share (the “Common Stock”), 10,000,000 shares of Class C Common Stock, par value $0.01 per share (the “Class C Common Stock”), 10,000,000 shares of Class D Common Stock, par value $0.01 per share (the “Class D Common Stock” and together with the Class C Common Stock, the “Class C/D Common Stock”), 470,000,000 shares of Class M Common Stock, par value $0.01 per share (the “Class M Common Stock”) and 10,000,000 shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”) (collectively with the Common Stock, the Class C/D Common Stock and the Class M Common Stock, the “Capital Stock”).

The following is a statement of the designations, preferences, voting powers, qualifications, special or relative rights and privileges in respect of the authorized capital stock of the Corporation.

(a) Common Stock.

(1) Rights and Privileges. Except as expressly set forth otherwise herein, the Common Stock shall have (i) all rights and privileges typically associated with such securities as set forth in the DGCL, including, without limitation, the right to receive dividends, the right to vote, subject to Article IV(a)(3)(ii), on all matters presented to the holders of the Common Stock for a vote and the rights upon a liquidation and (ii) the additional rights and privileges hereinafter set forth.

(2) Dividends. Subject to the rights of the Preferred Stock, dividends may be paid on the Common Stock, as and when declared by the Board, out of the assets of the Corporation legally available for the payment of such dividends. If and when dividends on the Common Stock are declared payable from time to time by the Board, whether payable in cash, in property or in shares of capital stock of the Corporation, the holders of Common Stock shall be entitled to share equally, pro rata, based on the number of shares of Common Stock held by each such holder, in such dividends.

(3) Voting. Unless otherwise required by applicable Law, each share of Common Stock shall, subject to Article IV(f), entitle the holder thereof to cast one vote.

(b) Class C/D Common Stock.

(1) Rights and Privileges. Except as expressly set forth herein, prior to the conversion of the Class C/D Common Stock into Common Stock, the Class C/D Common Stock shall have none of the rights of common equity securities of a Corporation under the DGCL.

(2) Dividends. Except as set forth in Article IV(b)(10)(ii), the Class C/D Common Stock shall have no rights to, and the Board shall not declare or pay any, dividends in respect of the Class C/D Common Stock out of the assets of the Corporation.

(3) Liquidation; Dissolution. Upon a liquidation or winding up of the Corporation, any unconverted Class C/D Common Stock shall be cancelled automatically for no additional consideration.

(4) Voting.

(i) Except as set forth expressly in this Article IV(b)(4) or to the extent required by the DGCL, the holders of Class C/D Common Stock shall have no voting rights on any matters in their capacity as such. With respect to each matter upon which holders of Class C/D Common Stock are entitled to vote, each share of Class C/D Common Stock shall entitle the holder thereof to cast one vote.

(ii) Notwithstanding anything to the contrary herein or in the By-Laws (as defined below), any amendment, alteration, modification, supplement or other change to this Article IV(b) or any other provision of this Fourth Amended and Restated Certificate of Incorporation or the By-Laws (as defined below) that would materially and adversely affect the rights and privileges of the Class C/D Common Stock disproportionately to the holders of other classes of Common Stock shall require the affirmative vote of the holders of a majority of the Class C/D Common Stock. Any amendment, alteration, modification, supplement or other change made in contravention of this Article IV(b)(4)(ii) shall be unenforceable against those holders of Class C/D Common Stock that did not consent to such amendment, alteration, modification, supplement or other change.

(5) Notice of Certain Events. Notwithstanding anything herein to the contrary, the holders of Class C/D Common Stock shall be entitled, to the extent permitted by the DGCL and applicable Law, to advance notice of any transaction that would result in the cancellation of the Class C/D Common Stock and given at least three (3) Business Days following the date of such notice to elect to exercise their conversion rights as set forth herein. Holders of Class C/D Common Stock shall also be entitled to advance notice of (i) the proposed effective or consummation date of any merger, consolidation, sale, reorganization, reclassification or other similar transformative transaction and (ii) the proposed record date for a dividend or distribution. The Corporation shall deliver such notice at least ten (10) Business Days before such proposed date (if any).

(6) Conversion of Class C/D Common Stock. From and after the issuance thereof, each share of Class C/D Common Stock shall be convertible at the option of the holder thereof, at any time and from time to time, into one share of Common Stock (i) for a conversion price of (A) $67.14 per share, with respect to the Class C Common Stock and (B) $88.07 per share, with respect to the Class D Common Stock (as applicable, the “Conversion Price”) or (ii) by the surrender of the Class C/D Common Stock, and without payment of the Conversion Price in cash, in return for the delivery to the surrendering holder of that number of shares of Common Stock equal to (A) the number of shares of Common Stock for which such Class C/D Common Stock is convertible as of the date of conversion (if the aggregate Conversion Price were being paid in cash) reduced by (B) that number of shares of Common Stock equal to the quotient obtained by dividing (1) the aggregate Conversion Price for such Class C/D Common Stock by (2) the Market Price (as defined below) of one share of Common Stock on the Business Day (as defined below) which next precedes the day of conversion of the Class C/D Common Stock (a “Cashless Exercise”). To effect a conversion, in whole or in part, a holder of Class C/D Common Stock must (x) submit a notice of conversion, in form and substance reasonably acceptable to the Corporation and making such undertakings, representations and warranties as the Corporation may reasonably request and (y) except in the case of a Cashless Exercise, deliver in the form of immediately available cash funds an amount equal to the aggregate Conversion Price with respect to the Class C/D Common Stock being converted. The close of business on the date of receipt by the Corporation of the notice of conversion shall be the time of conversion (the “Conversion Time”), and the shares of Common Stock issuable upon conversion of the specified shares of Class C/D Common Stock shall be deemed to be outstanding of record as of such date.

(7) Limitation on Exercise. Notwithstanding anything to the contrary herein, a holder of Class C/D Common Stock may not exercise its conversion rights to the extent that (i) such exercise would result in a violation of Article IV(d) with all references therein to the term “Transfer” and words of similar import being read as references to the term “issue” and words of similar import or (ii) all necessary and material approvals or waivers, as the case may be, of any Governmental Entity that may be required pursuant to applicable Law in connection with the ownership of the Common Stock to be issued upon such conversion shall not have been obtained, including, if applicable, the approval of the FCA.

(8) Reservation of Shares. The Corporation shall at all times when the Class C/D Common Stock is outstanding, reserve and keep available out of its authorized but unissued capital stock, for the purpose of effecting the conversion of the Class C/D Common Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Class C/D Common Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Class C/D Common Stock, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of share as shall be sufficient for such purposes.

(9) Effect of Conversion. All shares of Class C/D Common Stock surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares shall immediately cease and terminate at the Conversion Time, except for the right of the holders of Class C/D Common Stock to receive shares of Common Stock in exchange therefor.

(10) Adjustments.

(i) If the Corporation (A) pays a dividend or makes a distribution on the Common Stock in shares of capital stock, (B) splits or subdivides the outstanding Common Stock into a greater number of shares, or (C) reverse splits or combines the outstanding Common Stock into a smaller number of shares, then, the number of shares of Common Stock issuable upon the conversion of the Class C/D Common Stock shall be adjusted so that the Class C/D Common Stock will become exercisable for the aggregate number and kind of shares of capital stock of the Corporation which the holder thereof would have owned immediately following such action if the Class C/D Common Stock had been exercised immediately prior to such action, and any other appropriate action shall be taken by the Corporation. The foregoing adjustment shall become effective on the effective date of an event referred to in clauses (A) – (C) above, retroactive to the record date (if any) for such event. If, after an adjustment, the holder of Class C/D Common Stock upon conversion thereof may receive shares of two or more classes of capital stock of the Corporation, the Board shall determine in good faith the allocation between such classes of capital stock. After such allocation, the conversion privilege and the number of shares of each class of capital stock issuable upon conversion shall thereafter be subject to adjustment on terms comparable to those applicable to this Section. Such adjustment shall be made successively whenever any event listed above shall occur.

(ii) If the Corporation (A) pays any cash dividend or distribution in respect of the Common Stock, (B) purchases or causes any of its subsidiaries to purchase any shares of Common Stock (excluding transactions by and among the Corporation and its subsidiaries) or (C) makes any other distribution of the assets of the Corporation to the holders of Common Stock on account of their ownership thereof (other than a dividend in shares of Capital Stock), the Conversion Price of the Class C/D Common Stock shall be reduced, but not below zero, by the amount of such dividend, distribution or aggregate purchase price on a per share basis (or in the case of non-cash dividends, distributions or purchase prices, the Fair Market Value thereof as determined in good faith by the Board). In the event that the Conversion Price is or has been reduced to par value due to adjustment to the Conversion Price pursuant to this Article IV(b)(10) and the Corporation declares a dividend or any other distribution, such excess shall be distributed in the form of a dividend or distribution to holders of Class C/D Common Stock.

(iii) Upon the occurrence of any event giving rise to an adjustment pursuant to this Article IV(b)(10), the Corporation shall give prompt notice to each holder of record of Class C/D Common Stock of the nature of the event and the Corporation’s calculation of the appropriate adjustment, which calculation shall be made in good faith by or at the direction of the Board and shall be final and binding absent manifest error.

(c) Class M Common Stock

(1) Rights and Privileges. Except as expressly set forth otherwise herein, the Class M Common Stock shall have (i) all rights and privileges typically associated with common equity securities as set forth in the DGCL, including, without limitation, the right to receive dividends and the right to vote and the rights upon a liquidation, in each case as more specifically described below, and (ii) the additional rights and privileges hereinafter set forth.

(2) Dividends.

(i) The Corporation shall not declare or pay any dividends, distributions or other issuances to all or substantially all holders of the shares of Common Stock (whether payable in cash, securities or other property or assets), unless the holders of the shares of Class M Common Stock then outstanding shall simultaneously receive participating dividends, distributions or other issuances, as applicable (collectively, “Participating Dividends”), that such holders would have been entitled to if each share of Class M Common Stock had been converted into 100 shares of Common Stock immediately preceding the record date for determining the stockholders eligible to receive such Common Stock dividends.

(ii) Participating Dividends shall be payable as and when paid to the holders of shares of Common Stock. The record date for Participating Dividends shall be the same as the record date for the payments of dividends, distributions or other issuances to the holders of shares of Common Stock. Participating Dividends not paid or made to holders of shares of Class M Common Stock shall be considered accrued and unpaid dividends of the Class M Common Stock.

(3) Voting.

(i) General. Holders of Class M Common Stock shall vote together with holders of Common Stock on all matters submitted to holders of Common Stock for a vote. Notwithstanding anything to the contrary set forth in this Charter, except to the extent required under the General Corporation Law of the State of Delaware, holders of Class M Common Stock shall have no right to vote on the Merger Agreement by and between the Corporation and AGHI Merger Sub, Inc., dated February 26, 2019, or the merger contemplated thereby or any amendment and/or restatement of the Charter in connection therewith.

(ii) Unless otherwise required by applicable Law, each share of Class M Common Stock shall, subject to Article IV(f), entitle the holder thereof to cast 100 votes.

(d) Preferred Stock. Subject to the provisions of this Article IV, the Preferred Stock may be issued from time to time in one or more classes or series. The Board shall have the authority to the fullest extent permitted under the DGCL to adopt by resolution from time to time one or more certificates of designations providing for the designation of one or more classes or series of the Preferred Stock and the voting powers, whether full or limited or no voting powers, and such designations, preferences and relative, participating, optional, or other special rights and qualifications, limitations or restrictions thereof, and to fix or alter the number of shares comprising any such class or series, subject to any requirements of the DGCL and this Fourth Amended and Restated Certificate of Incorporation, as amended from time to time.

The authority of the Board with respect to each such class or series shall include, without limitation of the foregoing, the right to determine and fix the following preferences and powers, which may vary as between different classes or series of the Preferred Stock:

(1) the distinctive designation of such class or series and the number of shares to constitute such class or series;

(2) the rate at which dividends on the shares of such class or series shall be declared and paid, or set aside for payment, whether dividends at the rate so determined shall be cumulative or accruing, and whether the shares of such class or series shall be entitled to any participating or other dividends in addition to dividends at the rate so determined, and if so, on what terms;

(3) the right or obligation, if any, of the Corporation to redeem shares of the particular class or series of the Preferred Stock, and, if redeemable, the price, terms and manner of such redemption;

(4) the special and relative rights and preferences, if any, and the amount or amounts per share, which the shares of such class or series of the Preferred Stock shall be entitled to receive upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

(5) the terms and conditions, if any, upon which shares of such class or series shall be convertible into, or exchangeable for, shares of capital stock of any other class or series, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

(6) the obligations, if any, of the Corporation to retire, redeem or purchase shares of such class or series pursuant to a sinking fund or fund of a similar nature or otherwise, and the terms and conditions of such obligation;

(7) voting rights, if any, including special voting rights with respect to the election of Directors and matters adversely affecting any class or series of the Preferred Stock;

(8) limitations, if any, on the issuance of additional shares of such class or series or any shares of any other class or series of the Preferred Stock; and

(9) such other preferences, powers, qualifications, special or relative rights and privileges thereof as the Board, by the vote of the members of the Board then in office acting in accordance with this Fourth Amended and Restated Certificate of Incorporation, or any Preferred Stock, may deem advisable and are not inconsistent with law, the provisions of this Fourth Amended and Restated Certificate of Incorporation or the provisions of any certificate of designations.

(e) Certain Restrictions on Transfer. Unless otherwise expressly approved by the Board, prior to the consummation of a Qualified Public Offering or a Listing, no shares of Common Stock shall be Transferred (i) if such Transfer would constitute a violation of applicable Laws, (ii) to any Person who is not an “accredited investor” (as such term is defined under Rule 501(a) of Regulation D under the Securities Act) if, at the time of such Transfer, or as a result of giving effect to such Transfer, the Corporation has more than 450 “holders of record” of Common Stock assuming the exercise of all outstanding options to purchase shares of Common Stock or (iii) to any Person if, at the time of such Transfer, or as a result of giving effect to such Transfer, the Corporation has more than 1,900 “holders of record” of Common Stock assuming the exercise of all outstanding options to purchase shares of Common Stock or (iii) if such Transfer would otherwise require the Corporation to register any class of Common Stock under the Exchange Act or any other applicable federal or state securities laws; provided that, the term “holders of record” shall having the meaning ascribed thereto for the purposes of Section 12 (g) of the Exchange Act.

(f) Limitations on Voting.

(1) [intentionally omitted].

(2) For so long as ownership or voting of Common Stock and/or Class M Common Stock of the Corporation is subject to the review and approval of the FCA, no Person shall be entitled to vote any shares of Common Stock or Class M Common Stock representing, in aggregate, more than 19.9% of the total combined voting power of all securities of the Corporation entitled to vote on any matter (or such higher or lower threshold as may from time to time be established for determining when a Person shall (i) acquire control of Affinion International Limited for the purposes of Section 181 of FSMA or (ii) increase its existing control of Affinion International Limited for the purposes of Section 182 of FSMA) unless such Person has delivered evidence reasonably satisfactory to the Corporation that (i) such Person has completed and submitted all material filings, registrations or other notifications to the FCA that may be required pursuant to applicable Law in connection with the ownership or voting of such Person’s Common Stock entitled to vote on such matter and (ii) all necessary and material approvals or waivers, as the case may be, of the FCA that may be required pursuant to applicable Law in connection with the ownership or voting of such Person’s Common Stock entitled to vote on such matter have been obtained from.

(3) Without limiting the foregoing and notwithstanding anything to the contrary herein, no Person shall be entitled to vote any shares of Common Stock or Class M Common Stock on any matter unless (i) such Person has completed and submitted all material filings, registrations or other notifications to any Governmental Entity that may be required pursuant to applicable Law in connection with the ownership or voting of such Person’s Common Stock entitled to vote on such matter, or that no such material filings, registrations or other notifications are required, and (ii) all necessary and material approvals or waivers, as the case may be, of any Governmental Entity that may be required pursuant to applicable Law in connection with the ownership or voting of such Person’s Common Stock entitled to vote on such matter have been obtained, including, if applicable, the approval of the Insurance Commissioner and the FCA and, at the Corporation’s request, such Person has delivered evidence reasonably satisfactory to the Corporation of compliance with the foregoing.

(4) To the extent that a Person is not entitled to cast a portion of its votes without violating the restrictions of Article IV(f)(2) – (3), the portion of votes that, if cast by such Person, would violate such restrictions, shall be voted as directed by the Secretary of the Corporation, any Assistant Secretary of the Corporation or, in the absence of any of them, any officer of the Corporation authorized by the Board in the same proportion as all votes not cast by (i) such Person or (ii) any other Person that is subject to having its voting restricted by this Article IV(f), are actually voted on such matter. The provisions of Article IV(f)(2) – (3) shall continue to apply iteratively until no Person that has not complied with the provisions of Article IV(f)(2) – (3) to cast votes for more than the regulated maximum number of votes, a result of which it would be deemed by the applicable regulator to possess the power directly or indirectly to vote more than the regulated maximum amount of securities.

(5) The final application of this Article IV(f) will be as determined by the Board, which determination shall be absolute and binding absent manifest error.

(g) Defined Terms. For purposes of this Fourth Amended and Restated Certificate of Incorporation:

(1) “Business Day” means any day other than a Saturday, a Sunday or a day on which banks in New York, New York are authorized or obligated by Law or executive order to close.

(2) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder from time to time.

(3) “Fair Market Value” means, with respect to any asset or property, the price that could be negotiated in an arm’s-length transaction between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction.

(4) “FCA” means the U.K. Financial Conduct Authority.

(5) “FSMA” means the U.K. Financial Services and Markets Act 2000, as amended.

(6) “GAAP” means the generally accepted accounting principles as in effect from time to time in the U.S.

(7) “Governmental Entity” means any U.S. or non-U.S. federal, national, supranational, state, provincial, local or similar government, governmental, regulatory or administrative authority, branch, agency or commission or any court, tribunal, or arbitral or judicial body.

(8) “Insurance Commissioner” means the Commissioner of Insurance of the State of North Dakota.

(9) “Law” means any statute, law, ordinance, regulation, rule, code, executive order, injunction, judgment, decree or order of any Governmental Entity.

(10) “Listing” means an OTC Listing or Public Listing.

(11) “Market Price” per share of Common Stock means, on any date specified herein: (i) if the Common Stock is then listed or admitted to trading on any national securities exchange, the average of the daily closing prices of the Common Stock for the 10 consecutive trading days immediately prior to such date; (ii) if the Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security, the daily closing prices of the Common Stock for the 10 consecutive trading days immediately prior to such date; (iii) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the reported high bid and low asked price of the Common Stock on such date as shown by NASDAQ or reported by any member firm of the NYSE selected by the Corporation; or (iv) if neither (i), (ii) nor (iii) is applicable, the Fair Market Value per share as determined in good faith by the Board.

(12) “OTC Listing” means the listing of the Common Stock for quotation on the OTC Bulletin Board (or other available over the counter market).

(13) “Person” shall be construed broadly and shall include, without limitation, an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a government entity.

(14) “Public Listing” means the listing of the Common Stock on a U.S. national securities exchange registered with the Securities and Exchange Commission.

(15) “Qualified Public Offering” means an underwritten public offering of Common Stock by the Corporation pursuant to an effective registration statement filed by the Corporation with the Securities and Exchange Commission (other than on Forms S-4 or S-8 or successors to such forms) under the Securities Act.

(16) “Subsidiary” means any Person the majority of the equity of which, directly, or indirectly through one or more other Persons, (a) the Corporation has the right to acquire or (b) is owned or controlled by the Corporation. As used in this definition, “control,” including, its correlative meanings, “controlled by” and “under common control with,” means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of equity, by contract or otherwise). For the avoidance of doubt, Subsidiary shall include any Person that is included in the Corporation’s consolidated group for purposes of preparing the Corporation’s consolidated financial statements in accordance with GAAP.

(17) “Transfer” means any direct or indirect sale, assignment, transfer, conveyance, gift, bequest by will or under intestacy laws, pledge, hypothecation or other encumbrance, or any other disposition, of the stated security (or any interest therein or right thereto, including the issuance of any total return swap or other derivative whose economic value is primarily based upon the value of the stated security) or of all or part of the voting power (other than the granting of a revocable proxy) associated with the stated security (or any interest therein) whatsoever, or any other transfer of beneficial ownership of the stated security, with or without consideration and whether voluntarily or involuntarily (including by operation of law).

(18) “U.S.” means the United States of America.

FOURTH: The foregoing amendment was duly adopted in accordance with the provisions of Sections 228 (by written consent of the stockholders of the Corporation) and 242 of the General Corporation Law of the State of Delaware.

[Signature page follows]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer as of the [            ] of [April], 2019.

By:
Name:
Title:

ANNEX B

FIFTH AMENDED AND RESTATED BY-LAWS OF AFFINION GROUP HOLDINGS, INC.

[See Attached]

Final Form

AFFINION GROUP HOLDINGS, INC.

Incorporated under the laws

of the State of Delaware

FIFTH AMENDED AND RESTATED

BY-LAWS

As adopted on [April] [    ], 2019

FIFTH AMENDED AND RESTATED BY-LAWS OF

AFFINION GROUP HOLDINGS, INC.

ARTICLE I

OFFICES

1.1. Registered Office.

The registered office of Affinion Group Holdings, Inc. (the “Corporation”) in the State of Delaware shall be 160 Greentree Drive, Suite 101, Dover, County of Kent, Delaware 19904. The name of the registered agent of the Corporation at such address is National Registered Agents, Inc.

1.2. Other Offices.

The Corporation may also have an office or offices at any other place or places within or outside the State of Delaware.

ARTICLE II

MEETING OF STOCKHOLDERS; STOCKHOLDERS’ CONSENT

IN LIEU OF MEETING

2.1. Annual Meetings.

The annual meeting of the stockholders for the election of directors and such other actions as are required by the General Corporation Law of the State of Delaware (the “DGCL”) to be taken at a stockholders’ annual meeting and for the transaction of such other business as may properly come before the meeting, shall be held at such place, date and hour as shall be fixed by the Board of Directors (the “Board”) and designated in the notice or waiver of notice thereof, except that no annual meeting need be held if all actions, including the election of directors, required by the DGCL to be taken at a stockholders’ annual meeting are taken by written consent in lieu of meeting pursuant to Section 2.11 of this Article II.

2.2. Special Meetings.

A special meeting of the stockholders for any purpose or purposes may be called by (A) the Board; (B) the Chairman; (C) the President; or (D) the record holders of at least 25% of the issued and outstanding shares of common stock, par value $0.01 per share, of the Corporation (the “Common Stock”); to be held at such place, date and hour as shall be designated in the notice or waiver of notice thereof.

2.3. Notice of Meetings.

Except as otherwise required by statute, these By-Laws, the Stockholders Agreement dated [April] [    ], 2019, among the Corporation and the stockholders party thereto, as may be amended from time to time (the “Stockholders Agreement”) or the Certificate of Incorporation of the Corporation, as may be amended from time to time (the “Certificate of Incorporation”), notice of each annual or special meeting of the stockholders shall be given to each stockholder of record entitled to vote at such meeting not less than 10 nor more than 60 days before the day on which the meeting is to be held by delivering written notice thereof to him personally, or by mailing a copy of such notice, postage prepaid, directly to him at his address as it appears in the records of the Corporation, or by transmitting such notice thereof to him at such address by electronic mail, telegraph, cable or other telephonic transmission. Every such notice shall state the place, the date and hour of the meeting, and, in case of a special meeting, the purpose or purposes for which the meeting is called. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy, or who shall, in person or by his attorney thereunto authorized, waive such notice in writing, either before or after such meeting. A written waiver of notice of meeting signed by a stockholder or a waiver by electronic transmission by a stockholder, whether given before or after the meeting time stated in such notice, is deemed equivalent to notice. Attendance of a stockholder at a meeting is a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business at the meeting on the ground that the meeting is not lawfully called or convened. Except as otherwise provided in these By-Laws or the Stockholders Agreement, neither the business to be transacted at, nor the purpose of, any meeting of the stockholders need be specified in any such notice or waiver of notice. Notice of any adjourned meeting of stockholders shall not be required to be given, except when expressly required by law.

2.4. Quorum.

At each meeting of the stockholders, except as otherwise provided by the Certificate of Incorporation, these By-Laws or the Stockholders Agreement, the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at such meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business by the holders of Common Stock. Notwithstanding the foregoing, except as otherwise provided by the Certificate of Incorporation, these By-Laws or the Stockholders Agreement, in the case of any vote by a class of common stock or preferred stock, including for the election of directors, a majority of the issued and outstanding shares of such class of common stock or preferred stock entitled to vote at such meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business by such class. Except as otherwise provided by the Certificate of Incorporation, these By-Laws or the Stockholders Agreement, in the absence of a quorum, a majority in interest of the holders of Common Stock or any given class of common stock or preferred stock present in person or represented by proxy and entitled to vote, or, in the absence of all the holders of Common Stock or a given class of common stock or preferred stock entitled to vote, any officer entitled to preside at, or act as secretary of, such meeting, shall have the power to adjourn the meeting from time to time, until stockholders holding the requisite amount of the relevant class of stock to constitute a quorum shall be present or represented. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally called.

2.5. Organization.

Unless otherwise determined by the Board, except as otherwise provided by the Stockholders Agreement, at each meeting of the stockholders, one of the following shall act as chairman of the meeting and preside thereat, in the following order of precedence:

(a) the Chairman, if any;

(b) the President;

(c) any director, officer or stockholder of the Corporation designated by the Board to act as chairman of such meeting and to preside thereat if the Chairman or the President shall be absent from such meeting; or

(d) a stockholder of record who shall be chosen chairman of such meeting by a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat.

The Secretary or, if he shall be presiding over such meeting in accordance with the provisions of this Section 2.5 or if he shall be absent from such meeting, the person (who shall be an Assistant Secretary, if an Assistant Secretary has been appointed and is present) whom the chairman of such meeting shall appoint, shall act as secretary of such meeting and keep the minutes thereof.

2.6. Order of Business.

Except as otherwise provided by the Stockholders Agreement, the order of business at each meeting of the stockholders shall be determined by the chairman of such meeting, but such order of business may be changed by a majority in voting interest of those present in person or by proxy at such meeting and entitled to vote thereat. The Board may make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient.

2.7. Voting.

Except as otherwise provided by law, these By-Laws, the Stockholders Agreement or the Certificate of Incorporation, at each meeting of the stockholders, every stockholder of the Corporation shall be entitled to one vote in person or by proxy for each share of Common Stock of the Corporation held by him and registered in his name on the books of the Corporation on the date fixed pursuant to Section 6.7 of Article VI as the record date for the determination of stockholders entitled to vote at such meeting. A person whose stock is pledged shall be entitled to vote, unless, in the transfer by the pledgor on the books of the Corporation, he has expressly empowered the pledgee to vote thereon, in which case only the pledgee or his proxy may represent such stock and vote thereon. If shares or other securities having voting power stand in the record of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary shall be given written notice to the contrary and furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

(a) if only one votes, his act binds all;

(b) if more than one votes, the act of the majority so voting binds all; and

(c) if more than one votes, but the vote is evenly split on any particular matter, such shares shall be voted in the manner provided by law.

If the instrument so filed shows that any such tenancy is held in unequal interests, a majority or even-split for the purposes of this Section 2.7 shall be a majority or even-split in interest. Except as otherwise provided in the Certificate of Incorporation or the Stockholders Agreement, the Corporation shall not vote directly or indirectly any share of its own capital stock. Any vote of stock may be given by the stockholder entitled thereto in person or by his proxy appointed by an instrument in writing, subscribed by such stockholder or by his attorney thereunto authorized, delivered to the secretary of the meeting; provided, however, that no proxy shall be voted after three years from its date, unless said proxy provides for a longer period. At all meetings of the stockholders, all matters (except where other provision is made by law, the Certificate of Incorporation, these By-Laws or the Stockholders Agreement) shall be decided by the vote of a majority in interest of the stockholders present in person or by proxy at such meeting and entitled to vote thereon, a quorum being present, and all matters submitted to the holders of a given class or series of Common Stock shall be decided by a majority in interest of the holders of such class or series of Common Stock present in person or by proxy at such meeting and entitled to vote therein, a quorum being present. Unless demanded by a stockholder present in person or by proxy at any meeting and entitled to vote on thereon, the vote on any question need not be by ballot. Upon a demand by any such stockholder for a vote by ballot upon any such question, such vote by ballot shall be taken. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and shall state the number of shares voted.

2.8. Inspection.

The chairman of the meeting may at any time appoint one or more inspectors to serve at any meeting of the stockholders. Any inspector may be removed, and a new inspector or inspectors appointed, by the Board at any time. Such inspectors shall decide upon the qualifications of voters, accept and count votes, declare the results of such vote, and subscribe and deliver to the secretary of the meeting a certificate stating the number of shares of stock issued and outstanding and entitled to vote thereon and the number of shares voted for and against the question, respectively. The inspectors need not be stockholders of the Corporation, and any director or officer of the Corporation may be an inspector on any question other than a vote for or against his election to any position with the Corporation or on any other matter in which he may be directly interested. Before acting as herein provided, each inspector shall subscribe an oath faithfully to execute the duties of an inspector with strict impartiality and according to the best of his ability.

2.9. List of Stockholders.

It shall be the duty of the Secretary or other officer of the Corporation who shall have charge of its stock ledger to prepare and make, at least 10 days before every meeting of the stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to any such meeting, during ordinary business hours, for a period of at least 10 days prior to such meeting, either at a place within the city where such meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held. Such list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

2.10. Transaction of Business.

(a) Annual Meetings of Stockholders.

(i) Nominations of persons for election to the Board and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders only (A) pursuant to the Corporation’s notice of meeting (or any supplement thereto) delivered pursuant to Section 2.3 of these By-Laws, (B) by or at the direction of the Board, (C) by any stockholder of the Corporation who is entitled to vote at the meeting, who has complied with the notice procedures set forth in subparagraphs (ii) and (iii) of this Section 2.10(a) and who was a stockholder of record at the time such notice is delivered to the Secretary of the Corporation, (D) as otherwise set forth in the Certificate of Incorporation or (E) as otherwise set forth in the Stockholders Agreement.

(ii) Except as otherwise set forth in the Certificate of Incorporation or the Stockholders Agreement, for nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of Section 2.10(a)(i), the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, and, in the case of business other than nominations, such other business must be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 days, or delayed by more than 70 days, from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation. Such stockholder’s notice shall set forth (A) as to each person whom the stockholder proposes to nominate for election or re-election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these By-Laws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, and that such shares have been held for the period required by any applicable law, (iii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination and (iv) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (y) otherwise to solicit proxies from stockholders in support of such proposal or nomination. The foregoing notice requirements shall be deemed satisfied by a stockholder if the stockholder has notified the Corporation of his intention to present a proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) promulgated under the Exchange Act and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

(iii) Notwithstanding anything in the second sentence of Section 2.10(a)(ii) to the contrary, in the event that the number of directors to be elected to the Board at an annual meeting is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board made by the Corporation at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by these By-Laws shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

(b) Special Meetings of Stockholders. Except as otherwise set forth in the Certificate of Incorporation or the Stockholders Agreement, only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting as set forth in the Corporation’s notice of meeting pursuant to Section 2.3 of these By-Laws. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board, (ii) by any stockholder of the Corporation who is entitled to vote at the meeting, who complies with the notice procedures set forth in these By-Laws and who is a stockholder of record at the time such notice is delivered to the Secretary of the Corporation, (iii) as otherwise set forth in the Certificate of Incorporation or (iv) as otherwise set forth in the Stockholders Agreement. Except as otherwise set forth in the Certificate of Incorporation or the Stockholders Agreement, nominations by stockholders of persons for election to the Board may be made at such a special meeting of stockholders if the stockholder’s notice as required by Section 2.10(a)(ii) of these By-Laws shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.

(c) General.

(i) Except as otherwise set forth in the Certificate of Incorporation or the Stockholders Agreement, only persons who are nominated in accordance with the procedures set forth in these By-Laws shall be eligible to serve as directors elected by the Corporation’s stockholders and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in these By-Laws. Except as otherwise provided by law, the Certificate of Incorporation, these By-Laws or the Stockholders Agreement, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in these By-Laws and, if any proposed nomination or business is not in compliance with these By-Laws, to declare that such defective nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of these By-Laws, if the nominating or proposing stockholder (or a qualified representative of the nominating or proposing stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

(ii) For purposes of these By-Laws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(iii) For purposes of these By-Laws, no adjournment nor notice of adjournment of any meeting shall be deemed to constitute a new notice of such meeting for purposes of this Section 2.10, and in order for any notification required to be delivered by a stockholder pursuant to this Section 2.10 to be timely, such notification must be delivered within the periods set forth above with respect to the originally scheduled meeting.

(iv) Notwithstanding the foregoing provisions of these By-Laws, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in these By-Laws. Nothing in these By-Laws shall be deemed to affect any rights of (A) stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act, (B) the holders of any series of preferred stock to elect directors (including any certificate of designations relating to such series), (C) any stockholder set forth in the Certificate of Incorporation or (D) any stockholder set forth in the Stockholders Agreement.

2.11. Stockholders’ Consent in Lieu of Meeting.

Except as otherwise set forth in the Certificate of Incorporation or the Stockholders Agreement, any action required or permitted to be taken at any annual or special meeting of the stockholders of the Corporation, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an office or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.

2.12. Participation in meetings by remote communication.

The Board, acting in its sole discretion, may establish guidelines and procedures in accordance with applicable provisions of the DGCL and any other applicable law for the participation by stockholders and proxyholders in a meeting of stockholders by means of remote communications, and may determine that any meeting of stockholders will not be held at any place but will be held solely by means of remote communication. Stockholders and proxyholders complying with such procedures and guidelines and otherwise entitled to vote at a meeting of stockholders shall be deemed present in person and entitled to vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication.

ARTICLE III

BOARD OF DIRECTORS

3.1. General Powers.

The business, property and affairs of the Corporation shall be managed by or under the direction of the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the Certificate of Incorporation or the Stockholders Agreement directed or required to be exercised or done by the stockholders.

3.2. Number and Term of Office.

Subject to the rights of the holders of shares of any series of preferred stock to elect directors under specified circumstances and except as otherwise set forth in the Stockholders Agreement, the total number of directors constituting the entire Board shall be fixed from time to time as provided herein. Except as otherwise set forth in the Stockholders Agreement, the number of directors constituting the entire Board shall be seven. Directors need not be stockholders. Except as otherwise set forth in the Stockholders Agreement, with respect to each matter brought before the Board (or any committee thereof) for vote, each director shall be entitled to cast one vote.

The Board shall be of one class. Except as otherwise set forth in the Stockholders Agreement, each director shall serve for a term ending on the date of the next annual meeting following the annual meeting at which such director was elected; provided, that the term of each Director shall continue until the election and qualification of a successor in accordance with all applicable provisions of the Certificate of Incorporation or the Stockholders Agreement or until such director’s earlier death, resignation or removal.

3.3. Election of Directors.

Subject to the terms of and except as otherwise set forth in the Certificate of Incorporation or the Stockholders Agreement, at each meeting of the stockholders for the election of directors at which a quorum is present, the persons receiving the greatest number of votes, up to the number of directors to be elected, of the stockholders present in person or by proxy and entitled to vote thereon shall be the directors; provided, that, for purposes of such vote no stockholder shall be allowed to cumulate his votes. Unless an election by ballot shall be demanded as provided in Section 2.7 of Article II, election of directors may be conducted in any manner approved at such meeting.

3.4. Resignation, Removal and Vacancies.

Any director may resign at any time by giving written notice to the Board, the Chairman, the President or the Secretary. Such resignation shall take effect at the time specified therein or, if the time is not specified, upon receipt thereof; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Except as otherwise required by applicable law or as otherwise set forth in the Certificate of Incorporation or the Stockholders Agreement, any director may be removed, with or without cause, at any time, by vote of the holders of a majority of the shares then entitled to vote at an election of directors or by written consent of the stockholders pursuant to Section 2.11 of Article II.

Except as otherwise required by applicable law or as otherwise set forth in the Certificate of Incorporation or the Stockholders Agreement, vacancies occurring on the Board for any reason may be filled only by vote of the Board or the directors’ written consent pursuant to Section 3.6 of this Article III. Except as otherwise set forth in the Stockholders Agreement, if the number of directors then in office is less than a quorum, such vacancies may be filled by a vote of the majority of the directors then in office. Except as otherwise set forth in the Stockholders Agreement, in the event that any officer of the Corporation then serving on the Board resigns or is removed from his position as an officer, such officer will, effective as of such resignation or removal, be removed from the Board.

3.5. Meetings.

(a) Annual Meetings. As soon as practicable after each annual election of directors, the Board shall meet for the purpose of organization and the transaction of other business, unless it shall have transacted all such business by written consent pursuant to Section 3.6 of this Article III.

(b) Other Meetings. Other meetings of the Board shall be held at such times and at such places as the Board, the Chairman, the President or any director shall from time to time determine.

(c) Notice of Meetings. Notice shall be given to each director of each meeting, including the time, place and purpose of such meeting. Notice of each such meeting shall be mailed to each director, addressed to him at his residence or usual place of business, at least two days before the date on which such meeting is to be held, or shall be sent to him at such place by electronic mail, telegraph, cable, wireless or other form of recorded communication, or be delivered personally or by telephone not later than the day before the day on which such meeting is to be held, but notice need not be given to any director who shall attend such meeting. A written waiver of notice, signed by the person entitled thereto, whether before or after the time of the meeting stated therein, shall be deemed equivalent to notice.

(d) Place of Meetings. The Board may hold its meetings at such place or places within or outside the State of Delaware as the Board may from time to time determine, or as shall be designated in the respective notices or waivers of notice thereof.

(e) Quorum and Manner of Acting. Except as otherwise expressly required by law or these By-Laws or in the Stockholders Agreement, in order to constitute a quorum for the transaction of business at any meeting of the Board, the directors present in person shall consist of a majority of the total number of directors then in office. The vote of a majority of those directors present at any such meeting at which a quorum is present shall be necessary for the passage of any resolution or act of the Board, except as otherwise expressly required by law or these By-Laws or the Stockholders Agreement. In the absence of a quorum for any such meeting, a majority of the directors present thereat may adjourn such meeting from time to time until a quorum shall be present. Except as otherwise set forth in the Stockholders Agreement, each director shall be entitled to cast one vote.

(f) Organization. At each meeting of the Board, one of the following shall act as chairman of the meeting and preside thereat, in the following order of precedence:

(i) the Chairman, if any;

(ii) the President (if a director); or

(iii) any director designated by a majority of the directors present.

The Secretary or, in the case of his absence, an Assistant Secretary, if an Assistant Secretary has been appointed and is present, or any person whom the chairman of the meeting shall appoint shall act as secretary of such meeting and keep the minutes thereof.

(g) Action by Telephonic Communications. Members of the Board may participate in a meeting of the Board by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting.

3.6. Directors’ Consent in Lieu of Meeting.

Except as otherwise required by applicable law or as otherwise required by the Certificate of Incorporation or the Stockholders Agreement, any action required or permitted to be taken at any meeting of the Board may be taken without a meeting, without prior notice and without a vote, if a consent in writing or by electronic transmission, setting forth the action so taken, shall be provided by all of the directors then in office and such consent is filed with the minutes of the proceedings of the Board.

3.7. Action by Means of Conference Telephone or Similar Communications Equipment.

Any one or more members of the Board may participate in a meeting of the Board by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

3.8. Committees.

Subject to the requirements set forth in the Certificate of Incorporation, the Board may, by resolution or resolutions passed by a majority of the whole Board, designate one or more committees, such committee or committees to have such name or names as may be determined from time to time by resolution adopted by the Board, and each such committee to consist of one or more directors of the Corporation, which to the extent provided in said resolution or resolutions shall have and may exercise the powers of the Board in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers which may require it. A majority of all the members of any such committee may determine its action and fix the time and place of its meetings, unless the Board, the Certificate of Incorporation or the Stockholders Agreement shall otherwise provide. The Board shall have power to change the members of any such committee at any time, to fill vacancies and to discharge any such committee, either with or without cause, at any time.

3.9. Compensation.

Unless otherwise restricted by the Certificate of Incorporation, these By-Laws or the Stockholders Agreement, the Board shall have the authority to fix the compensation of Directors; provided, that, except as otherwise set forth herein, each Director shall be equally compensated in respect of their respective duties as Directors. Except as otherwise set forth in the Certificate of Incorporation or the Stockholders Agreement, the Directors may be reimbursed for their reasonable and documented expenses and costs, if any, of attendance at each meeting of the Board and non-employee Directors may be paid either a fixed sum for attendance at each meeting of the Board or other compensation as Director. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees of the Board may be allowed like compensation and reimbursement of expenses for attending committee meetings. Each of the Chairman and the chair of any committee of the Board may receive customary additional compensation in respect of its duties in such respective capacities.

ARTICLE IV

OFFICERS

4.1. Executive Officers.

The principal officers of the Corporation shall be a Chairman, if one is appointed (and any references to the Chairman shall not apply if a Chairman has not been appointed), a President, a Secretary and a Treasurer, and may include such other officers as the Board may appoint pursuant to Section 4.3 of this Article IV. Any two or more offices may be held by the same person.

4.2. Authority and Duties.

All officers, as between themselves and the Corporation, shall have such authority and perform such duties in the management of the Corporation as may be provided in these By-Laws or, to the extent so provided, by the Board.

4.3. Other Officers.

The Corporation may have such other officers, agents and employees as the Board may deem necessary, including one or more Chief Executive Officers, Co-Chief Executive Officers, Chief Operating Officers, Co-Chief Operating Officers, Chief Financial Officers, Co-Chief Financial Officers, Executive Vice Presidents, Vice Presidents, Assistant Secretaries and Assistant Treasurers, each of whom shall hold office for such period, have such authority and perform such duties as the Board, the Chairman or the President may from time to time determine. The Board may delegate to any principal officer the power to appoint and define the authority and duties of, or remove, any such officers, agents or employees.

4.4. Term of Office, Resignation and Removal.

All officers shall be elected or appointed by the Board and shall hold office for such term as may be prescribed by the Board. Each officer shall hold office until his successor has been elected or appointed and qualified or until his earlier death or resignation or removal in the manner hereinafter provided. The Board may require any officer to give security for the faithful performance of his duties.

Any officer may resign at any time by giving written notice to the Board, the Chairman, the President or the Secretary. Such resignation shall take effect at the time specified therein or, if the time be not specified, at the time it is accepted by action of the Board. Except as aforesaid, the acceptance of such resignation shall not be necessary to make it effective.

All officers and agents elected or appointed by the Board shall be subject to removal at any time by the Board or by the stockholders of the Corporation with or without cause.

4.5. Vacancies.

If the office of Chairman, President, Secretary or Treasurer becomes vacant for any reason, the Board shall fill such vacancy, and if any other office becomes vacant, the Board may fill such vacancy. Any officer so appointed or elected by the Board shall serve only until such time as the unexpired term of his predecessor shall have expired, unless reelected or reappointed by the Board.

4.6. The Chairman.

The Chairman shall give counsel and advice to the Board and the officers of the Corporation on all subjects concerning the welfare of the Corporation and the conduct of its business and shall perform such other duties as the Board may from time to time determine. Unless otherwise determined by the Board, he shall preside at meetings of the Board and of the stockholders at which he is present.

4.7. The President.

Unless otherwise determined by the Board, the President shall be the chief executive officer of the Corporation and, if the President is not the chief executive officer of the Corporation, all references to the President herein shall be deemed to refer to the chief executive officer. The President shall have general and active management and control of the business and affairs of the Corporation subject to the control of the Board and shall see that all orders and resolutions of the Board are carried into effect. The President shall from time to time make such reports of the affairs of the Corporation as the Board may require and shall perform such other duties as the Board may from time to time determine.

4.8. The Secretary.

The Secretary shall, to the extent practicable, attend all meetings of the Board and all meetings of the stockholders and shall record all votes and the minutes of all proceedings in a book to be kept for that purpose. He may give, or cause to be given, notice of all meetings of the stockholders and of the Board, and shall perform such other duties as may be prescribed by the Board, the Chairman or the President, under whose supervision he shall act. He shall keep in safe custody the seal of the Corporation and affix the same to any duly authorized instrument requiring it and, when so affixed, it shall be attested by his signature or by the signature of the Treasurer or, if appointed, an Assistant Secretary or an Assistant Treasurer. He shall keep in safe custody the certificate books and stockholder records and such other books and records as the Board may direct, and shall perform all other duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board, the Chairman or the President.

4.9. The Treasurer.

The Treasurer shall have the care and custody of the corporate funds and other valuable effects, including securities, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board, taking proper vouchers for such disbursements, shall render to the Chairman, President and directors, at the regular meetings of the Board or whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the Corporation and shall perform all other duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Board, the Chairman or the President.

ARTICLE V

CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

5.1. Execution of Documents.

The Board shall designate, by either specific or general resolution, the officers, employees and agents of the Corporation who shall have the power to execute and deliver deeds, contracts, mortgages, bonds, debentures, checks, drafts and other orders for the payment of money and other documents for and in the name of the Corporation, and may authorize such officers, employees and agents to delegate such power (including authority to redelegate) by written instrument to other officers, employees or agents of the Corporation. Unless so designated or expressly authorized by these By-Laws or the Stockholders Agreement, no officer, employee or agent shall have any power or authority to bind the Corporation by any contract or engagement, to pledge its credit or to render it liable pecuniarily for any purpose or amount.

5.2. Deposits.

All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation or otherwise as the Board or Treasurer, or any other officer of the Corporation to whom power in this respect shall have been given by the Board, shall select.

5.3. Proxies with Respect to Stock or Other Securities of Other Corporations.

The Board shall designate the officers of the Corporation who shall have authority from time to time to appoint an agent or agents of the Corporation to exercise in the name and on behalf of the Corporation the powers and rights which the Corporation may have as the holder of stock or other securities in any other entity, and to vote or consent with respect to such stock or securities. Such designated officers may instruct the person or persons so appointed as to the manner of exercising such powers and rights, and such designated officers may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal or otherwise, such written proxies, powers of attorney or other instruments as they may deem necessary or proper in order that the Corporation may exercise its powers and rights.

ARTICLE VI

SHARES AND THEIR TRANSFER; FIXING RECORD DATE

6.1. Certificates for Shares.

Shares of stock in the Corporation need not be certificated. The Corporation may, at its election, issue to any stockholder of record a certificate certifying the number and class of shares owned by him in the Corporation, which shall be in such form as shall be prescribed by the Board. Certificates, if issued, shall be numbered and issued in consecutive order and shall be signed by, or in the name of, the Corporation by the Chairman, the President or any Vice President, and by the Treasurer (or an Assistant Treasurer, if appointed) or the Secretary (or an Assistant Secretary, if appointed). In case any officer or officers who shall have signed any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate had not ceased to be such officer or officers of the Corporation.

6.2. Record.

A record in one or more counterparts shall be kept of the name of the person, firm or corporation owning the shares of stock of the Corporation. If certificates are issued for any shares, the record shall include the number of each certificate the Corporation issued, the number of shares represented by each such certificate, the date thereof and, in the case of cancellation, the date of cancellation. Except as otherwise expressly required by law, the person in whose name shares of stock stand on the stock record of the Corporation shall be deemed the owner thereof for all purposes regarding the Corporation.

6.3. Transfer and Registration of Stock.

The transfer of stock and certificates which represent the stock of the Corporation shall be governed by Article 8 of Subtitle 1 of Title 6 of the Delaware Code (the Uniform Commercial Code), as amended from time to time.

Registration of transfers of shares of the Corporation shall be made only on the books of the Corporation upon request of the registered holder thereof, or of his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, and, if a certificate or certificates for such shares have been issued, upon the surrender of the certificate or certificates for such shares properly endorsed or accompanied by a stock power duly executed.

The Board may appoint suitable agents to facilitate transfers by stockholders under such regulations as the Board may from time to time prescribe, including the appointment of a transfer agent to act as registrar of transfers of stock.

6.4. Addresses of Stockholders.

Each stockholder shall designate to the Secretary an address at which notices of meetings and all other corporate notices may be served or mailed to him, and, if any stockholder shall fail to designate such address, corporate notices may be served upon him by mail directed to him at his post-office address, if any, as the same appears on the share record books of the Corporation or at his last known post-office address.

6.5. Lost, Destroyed and Mutilated Certificates.

The holder of any shares of the Corporation for which a certificate has been issued shall immediately notify the Corporation of any loss, destruction or mutilation of the certificate therefor, and the Board may, in its discretion, cause to be issued to him a new certificate or certificates for such shares, upon the surrender of the mutilated certificates or, in the case of loss or destruction of the certificate, upon satisfactory proof of such loss or destruction, and the Board may, in its discretion, require the owner of the lost or destroyed certificate or his legal representative to give the Corporation a bond in such sum and with such surety or sureties as it may direct to indemnify the Corporation against any claim that may be made against it on account of the alleged loss or destruction of any such certificate.

6.6. Regulations.

The Board may make such rules and regulations as it may deem expedient, not inconsistent with these By-Laws or the Stockholders Agreement, concerning the issue, transfer and registration of certificates for stock of the Corporation.

6.7. Fixing Date for Determination of Stockholders of Record.

(a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall be not more than 60 nor less than 10 days before the date of such meeting. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

(b) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall be not more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date has been fixed by the Board, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required by the DGCL, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board and prior action by the Board is required by the DGCL, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

(c) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

ARTICLE VII

SEAL

The Board may provide a corporate seal, which shall be in the form of a circle and shall bear the full name of the Corporation, the year of incorporation of the Corporation and the words and figures “Corporate Seal-Delaware.”

ARTICLE VIII

FISCAL YEAR

The fiscal year of the Corporation shall be the calendar year unless otherwise determined by the Board.

ARTICLE IX

INDEMNIFICATION AND INSURANCE

9.1. Indemnification.

(a) As provided in the Certificate of Incorporation and to the fullest extent permitted by the DGCL as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its stockholders for breach of fiduciary duty as a director.

(b) Without limitation of any right conferred by paragraph (a) of this Section 9.1, each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director, officer, employee or representative of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or representative of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (each, an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity while serving as a director, officer, employee or representative or in any other capacity while serving as a director, officer, employee or representative, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including attorneys’ fees, judgments, fines, excise taxes or amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee or representative and shall inure to the benefit of the indemnitee’s heirs, testators, intestates, executors and administrators; provided, however, that such person acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and with respect to a criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful; provided, further, however, that no indemnification shall be made in the case of an action, suit or proceeding by or in the right of the Corporation in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such director, officer, employee, representative or agent is liable to the Corporation, unless a court having jurisdiction shall determine that, despite such adjudication, such person is fairly and reasonably entitled to indemnification. Except as provided in Section 9.1(c) of this Article IX with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) initiated by such indemnitee was authorized by the Board. The right to indemnification conferred in this Article IX shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”);

provided, however, that, if the DGCL requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) (i) that such indemnitee breached his fiduciary duty to the Corporation or (ii) that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise.

(c) If a claim under Section 9.1(b) of this Article IX is not paid in full by the Corporation with 60 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 10 days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of any undertaking, the indemnitee shall also be entitled to be paid the expense of prosecuting or defending such suit. The Corporation shall be entitled to recover expenses upon a final adjudication that the indemnitee has not met the applicable standard of conduct set forth in the DGCL in (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses), and (ii) in any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking. Neither the failure of the Corporation (including the Board, independent legal counsel, or the stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including the Board, independent legal counsel or the stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Section or otherwise shall be on the Corporation.

(d) The rights to indemnification and to the advancement of expenses conferred in this Article IX shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Certificate of Incorporation, the Stockholders Agreement, or any other agreement, vote of stockholders or disinterested directors or otherwise.

9.2. Insurance.

The Corporation may purchase and maintain insurance, at its expense, to protect itself and any person who is or was a director, officer, employee or agent of the Corporation or any person who is or was serving at the request of the Corporation as a director, officer, employer or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

ARTICLE X

AMENDMENT

Other than as set forth in the Stockholders Agreement, these By-Laws may be amended, changed or repealed, or new By-Laws adopted, by the vote of the holders of a majority of the shares then entitled to vote or by the stockholders’ written consent pursuant to Section 2.11 of Article II, or by the vote of the Board or by the directors’ written consent pursuant to Section 3.6 of Article III.

ARTICLE XI

STOCKHOLDERS AGREEMENT

In the event of a conflict or inconsistency between the terms and conditions of these By-Laws and the Stockholders Agreement, the provisions of the Stockholders Agreement shall control.

* * * * *

ANNEX C

AGREEMENT AND PLAN OF MERGER

[See Attached]

Execution Version

Dated March 1, 2019

AFFINION GROUP HOLDINGS, INC.

-AND-

AGHI MERGER SUB, INC.

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made as of March 1, 2019, by and between AFFINION GROUP HOLDINGS, INC., a Delaware corporation (the “Company”) and AGHI MERGER SUB, INC., a Delaware corporation and a direct wholly owned subsidiary of the Company (“Merger Sub”).

WHEREAS, the Company, together with its subsidiaries, has launched, or intends to launch, a recapitalization transaction pursuant to which, among other things, (i) the Company and Affinion Group, Inc., will offer to exchange newly created and issued shares of Class M Common Stock, par value $0.01 per share, of the Company (the “Class M Common Stock”) for Affinion Group, Inc.’s outstanding 12.5% Senior Cash / PIK Step-Up to 15.5% Notes due 2022 (the “Existing Notes”) to certain eligible holders of Existing Notes and (ii) such Class M Common Stock will by operation of the Merger (as defined below) be cancelled and the holders thereof shall receive shares of new Common Stock, par value $0.000001 per share, of the Surviving Company (as defined below) (the “New Common Stock”) and, to the extent necessary, penny warrants to purchase New Common Stock (the “New Penny Warrants”);

WHEREAS, the Board of Directors of the Company has, by the unanimous vote of all of its directors, (i) determined that it is in the best interest of the Company and its stockholders for the Company to enter into this Agreement and has declared this Agreement and the transactions contemplated by this Agreement, including the adoption of the Fifth Amended and Restated COI (as defined below), advisable, (ii) approved this Agreement and approved the execution, delivery and performance of this Agreement by the Company and the consummation of the Merger and the other transactions contemplated by this Agreement, including filing with the Secretary of State of the State of Delaware (the “Secretary of State”) the Fifth Amended and Restated COI, and (iii) resolved to recommend adoption of this Agreement and the transactions contemplated by this Agreement, including the adoption of the Fifth Amended and Restated COI, by the stockholders of the Company (the “Company Recommendation”);

WHEREAS, the Board of Directors of Merger Sub has, by unanimous vote of all of its directors, (i) determined that it is in the best interest of Merger Sub and the Company, as its sole stockholder, for Merger Sub to enter into this Agreement and declared this Agreement advisable, (ii) approved this Agreement and approved the execution, delivery and performance of this Agreement by Merger Sub and the consummation of the Merger and the other transactions contemplated by this Agreement and (iii) resolved to recommend adoption of this Agreement by the stockholder of Merger Sub; and

WHEREAS, the Company and Merger Sub (together, the “Parties”) have agreed to merge (the “Merger”) in accordance with the General Corporation Law of the State of Delaware (the “DGCL”) and pursuant to the provisions of this Agreement, and the combined undertaking, property and liabilities of both companies shall vest in the Company as the surviving company of the merger which shall continue as a Delaware corporation (the surviving company to be known in this Agreement as the “Surviving Company”).

NOW, THEREFORE, the Parties hereto agree as follows:

1.

The closing of the Merger (the “Closing”) shall take place at 9:00 a.m., New York City time, on the third Business Day after satisfaction or (to the extent permitted by applicable Law) waiver of the conditions set forth in Section 13 hereto (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or (to the extent permitted by applicable Law) waiver of those conditions at the Closing. Notwithstanding the foregoing, the Closing may be consummated at such other time or date as the Company and Merger Sub may agree to in writing. The date on which the Closing occurs is referred to in this Agreement as the “Closing Date”. The Closing shall be held at the offices of Akin Gump Strauss Hauer & Feld LLP, One Bryant Park, New York, NY 10036, unless another place is agreed to in writing by the Company and Merger Sub.

2.

Subject to the provisions set forth in this Agreement, and in accordance with the DGCL, at the Closing, the Parties will cause a certificate of merger (the “Certificate of Merger”) to be executed, acknowledged and filed with the Secretary of State in accordance with the relevant provisions of the DGCL, and shall make all other filings or recordings required under the DGCL in connection with the Merger.

3.

The Merger shall become effective upon the filing of the Certificate of Merger with the Secretary of State or at such later time as the Company and Merger Sub shall agree and shall specify in the Certificate of Merger (the time the Merger becomes effective being hereinafter referred to as the “Effective Time”).

4.	Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, Merger Sub shall be merged with and into the Company at the Effective Time.

5.

As a result of the Merger, the separate corporate existence of Merger Sub shall cease and the Company shall continue as the Surviving Company and shall succeed to and assume all the property, rights, privileges, immunities, powers, franchises, debts, liabilities and duties of Merger Sub in accordance with the DGCL.

6.

At the Effective Time, the Fourth Amended and Restated Certificate of Incorporation of the Company shall be amended and restated as a result of the Merger so as to read in its entirety as set forth in Exhibit A and, as so amended and restated, shall be the certificate of incorporation of the Surviving Company (the “Fifth Amended and Restated COI”) until thereafter changed or amended as provided therein or by applicable Law.

7.

At the Effective Time, the Fourth Amended and Restated By-Laws of the Company shall be amended and restated so as to read in its entirety as set forth in Exhibit B hereto and, as so amended and restated, shall be the bylaws of the Surviving Company (the “Fifth Amended and Restated By-Laws”) until thereafter changed or amended as provided therein or by applicable Law.

8.	The officers and directors of the Company immediately prior to the Merger shall be the officers and directors of the Surviving Company upon and after the effectiveness of the Merger.

9.

In accordance with the Fifth Amended and Restated Certificate of Incorporation, the authorized share capital of the Surviving Company shall be 540,000,000 shares of New Common Stock and 10,000,000 shares of Preferred Stock, par value $0.01 per share, of the Surviving Company.

10.	At the Effective Time:

a.

each issued and outstanding share of Common Stock, par value $0.01 per share, of the Company (the “Existing Common Stock”), shall be converted into the right to receive 0.091057[1] validly issued new warrants to purchase New Common Stock, having the terms set forth in the Investor Warrant Agreement, in the form attached hereto as Exhibit C (the “Investor Warrants”) as merger consideration therefor;

b.

each issued and outstanding share of Class M Common Stock shall be converted into the right to receive 1 validly issued, fully paid and nonassessable shares of New Common Stock as merger consideration therefor; provided that, to the extent the acquisition of New Common Stock would result in a stockholder beneficially owning 19.9% or more of the outstanding amount of New Common Stock, and which stockholder’s acquisition of New Common Stock would require the consent of, or notice to, a governmental authority (including without limitation the U.K. Financial Conduct Authority), and such consent has not been obtained, or notice has not been given, such stockholder will receive New Penny Warrant Agreements to the extent of any such excess, having the rights, terms and provisions set forth in the New Penny Warrant Agreement, in the form attached hereto as Exhibit D, as merger consideration therefor, in lieu of shares of New Common Stock;

c.	each issued and outstanding share of Class C Common Stock, par value $0.01 per share, of the Company (the “Class C Common Stock”), and each issued and outstanding share of Class D Common

[1]

Number subject to adjustment so that outstanding Investor Warrants represent the right in the aggregate to acquire 10% of the total outstanding New Common Stock on a fully diluted basis immediately following the consummation of the Merger and the transactions related thereto (but before the dilutive impact of any equity incentive plan).

Stock, par value $0.01 per share, of the Company (the “Class D Common Stock”), shall be converted into the right to receive $0.01 per share as merger consideration therefor;

d.

each issued and outstanding share of capital stock of Merger Sub, par value $0.01 per share, shall be automatically cancelled and retired and cease to exist, and no consideration shall be delivered in exchange therefor;

e.

by virtue of the Merger and without any action on the part of the Company, Merger Sub or any holder of any shares of common stock or capital stock of Merger Sub, each share of Existing Common Stock, Class C Common Stock, Class D Common Stock and Class M Common Stock held in the treasury of the Company immediately prior to the Effective Time shall automatically be cancelled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor;

f.

notwithstanding any other provision of this Agreement to the contrary, holders of shares of Existing Common Stock, Class C Common Stock, Class D Common Stock and Class M Common Stock that are issued and outstanding immediately prior to the Effective Time who have not voted such shares in favor of or executed written consents consenting to the adoption of this Agreement and the approval of the Merger and the other transactions contemplated by this Agreement and have properly demanded such rights in accordance with Section 262 of the DGCL (the “Dissenting Shares”) shall be entitled to only such rights as are granted by, and shall be entitled only to receive such payments for such Dissenting Shares in accordance with, Section 262 of the DGCL; provided, however, that if any such stockholder of the Company shall fail to perfect or shall effectively waive, withdraw or lose such stockholder’s rights under Section 262 of the DGCL with respect to such shares or if a court of competent jurisdiction shall otherwise determine that such stockholder is not entitled to the relief provided by Section 262 of the DGCL, such stockholder’s shares of Existing Common Stock, Class C Common Stock, Class D Common Stock or Class M Common Stock shall thereupon cease to be Dissenting Shares and shall be deemed to have been converted as of the Effective Time into the right to receive the applicable merger consideration provided for such shares of Existing Common Stock, Class C Common Stock, Class D Common Stock or Class M Common Stock set forth in this Section 10. At the Effective Time, the Dissenting Shares shall cease to have any rights with respect thereto, except the rights provided in Section 262 of the DGCL and as provided in the previous sentence.

11.

a.

Immediately following the Effective Time, any holder of a book-entry share that immediately prior to the Effective Time represented outstanding shares of Existing Common Stock, Class C Common Stock, Class D Common Stock or Class M Common Stock (“Book-Entry Shares”) shall not be required to deliver a letter of transmittal to American Stock Transfer & Trust Co LLC (the “Transfer Agent”) to receive the merger consideration that such holder is entitled to receive pursuant to this Agreement (the “Merger Consideration”). In lieu thereof, each holder of record of one or more Book-Entry Shares whose shares of Existing Common Stock, Class C Common Stock, Class D Common Stock or Class M Common Stock were converted into the right to receive the Merger Consideration shall upon receipt by the Transfer Agent of an “agent’s message” in customary form (or such other evidence, if any, as the Transfer Agent may reasonably request), be entitled to receive, and the Surviving Company shall cause the Transfer Agent to deliver as promptly as reasonably practicable after the Effective Time, Merger Consideration pursuant to this Agreement (which, in the case of any New Common Stock, shall be in uncertificated book-entry form, and in the case of any Investor Warrants or New Penny Warrants shall be in the form of certificated warrants).

b.

In the event any portion of the applicable Merger Consideration is to be paid to a person other than the person in whose name the applicable surrendered Book-Entry Share is registered, it shall be a condition to the payment of such Merger Consideration that such Book-Entry Share shall be properly endorsed or otherwise be in proper form for transfer and the person requesting such delivery shall pay any transfer or other taxes required by reason of the transfer or establish to the reasonable satisfaction of the

Transfer Agent that such taxes have been paid or are not applicable. Until surrendered as contemplated by this Section 11, each Book-Entry Share shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the applicable Merger Consideration. No interest shall be paid or will accrue on any payment to holders of Book-Entry Shares pursuant to the provisions of this Section 11.

c.

Notwithstanding the foregoing, the required receipt of an “agent’s message” shall not apply with respect to shares of Existing Common Stock, Class C Common Stock, Class D Common Stock or Class M Common Stock that are not Dissenting Shares. As a result, at the Effective Time, the Surviving Company shall cause the Transfer Agent to deliver as promptly as reasonably practicable after the Effective Time, Merger Consideration pursuant to this Agreement (which, in the case of any New Common Stock, shall be in uncertificated book-entry form, and in the case of any Investor Warrants or New Penny Warrants shall be in the form of certificated warrants) in respect of any shares of Existing Common Stock, Class C Common Stock, Class D Common Stock or Class M Common Stock that are not Dissenting Shares.

12.	Immediately following the execution of this Agreement, the Company shall, in its capacity as the sole stockholder of Merger Sub, adopt this Agreement.

13.

The respective obligations of each Party to this Agreement to effect the Merger is subject to the satisfaction or waiver (where permissible pursuant to applicable Law) on or prior to the Closing Date of each of the following conditions:

a.

This Agreement will have been (i) approved by the holders of the Existing Common Stock that constitute a Stockholder Supermajority Vote (as defined in the Shareholders Agreement, dated as of November 9, 2015, among the Company and the stockholders party thereto) (the “Stockholder Supermajority Consent”) and (ii) adopted by the consent of the holders of a majority of the outstanding shares of the Existing Common Stock of the Company (the “Stockholder Adoption”).

b.	The New Penny Warrant Agreement will have been executed and delivered.

c.

The Company has filed with the Securities and Exchange Commission a definitive Information Statement on Schedule 14C disclosing the Stockholder Supermajority Consent and the Stockholder Adoption, and the 20 calendar day waiting period following such filing shall have expired.

d.

No supranational, national, state, municipal, local, or foreign government, any instrumentality, subdivision, court, administrative agency or commission, or other governmental authority, or any quasi-governmental or private body exercising any regulatory or other governmental or quasi-governmental authority having jurisdiction over any Party shall have enacted, issued, promulgated, enforced, or entered any Laws or Orders, whether temporary, preliminary, or permanent, that make illegal, enjoin, or otherwise prohibit consummation of the Merger, or the other transactions contemplated by this Agreement.

14.

This Agreement may be amended by the Parties at any time before or after receipt of the Stockholder Supermajority Consent or Stockholder Adoption; provided, however, that (i) after such approval has been obtained, there shall be made no amendment that by applicable Law requires further approval by the stockholders of the party for which such approval has been obtained without such approval having been obtained and (ii) to the extent required by applicable securities law, a new definitive Information Statement on Schedule 14C may have to be filed, in which case the Information Statement on Schedule 14C shall be read as a reference to such new Information Statement on Schedule 14C. Notwithstanding the foregoing, this Agreement may not be amended and no term or condition may be waived or modified except by an instrument in writing signed on behalf of each of the Parties and approved by the Board of Directors of each of Merger Sub and the Company.

15.

This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby (whether in law, contract, tort, equity or otherwise) shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles of conflicts of laws that would require the application of the laws of any other jurisdiction.

16.

This Agreement may be executed in one or more counterparts (including by facsimile or electronic mail), each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the Parties hereto and delivered to the other Parties hereto.

17.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the sole extent of such invalidity or unenforceability without rendering invalid or unenforceable the remainder of such term or provision or the remaining terms and provisions of this Agreement in any jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

18.

This Agreement (including the Exhibits) and any agreements entered into contemporaneously herewith constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof. This Agreement (including the Exhibits) is not intended to and shall not confer upon any person other than the parties hereto any rights or remedies hereunder.

[Signature page follows]

IN WITNESS WHEREOF the Parties hereto have executed this Agreement as of the day and year first above written.

For and on behalf of
AFFINION GROUP HOLDINGS, INC.

/s/ Greg S. Miller

Name: Greg S. Miller Title: Executive Vice President, Chief Financial Officer and Chief Operating Officer

For and on behalf of AGHI MERGER SUB, INC. /s/ Greg S. Miller Name: Greg S. Miller Title: Director

[Signature Page to Agreement and Plan of Merger]

EXHIBIT A

Fifth Amended and Restated COI

[see attached]

Final Form

FIFTH AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

AFFINION GROUP HOLDINGS, INC.

(Dated [April] [     ], 2019)

ARTICLE I

The name of the Corporation is Affinion Group Holdings, Inc.

ARTICLE II

The address of the registered office of the Corporation in the State of Delaware is 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808. The name of the registered agent of the Corporation at such address is Corporation Service Company.

ARTICLE III

The purpose for which the Corporation is organized is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”) and to possess and exercise all of the powers and privileges granted by such law and any other law of the State of Delaware.

ARTICLE IV

The total number of shares of all classes of stock which the Corporation shall have authority to issue is 550,000,000, consisting of 540,000,000 shares of Common Stock, par value $0.000001 per share (the “Common Stock”), and 10,000,000 shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”) (collectively with the Common Stock, the “Capital Stock”).

The following is a statement of the designations, preferences, voting powers, qualifications, special or relative rights and privileges in respect of the authorized capital stock of the Corporation.

(a) Common Stock.

(1) Rights and Privileges. Except as expressly set forth otherwise herein, the Common Stock shall have (i) all rights and privileges typically associated with such securities as set forth in the DGCL, including, without limitation, the right to receive dividends, the right to vote, subject to Article IV(a)(3)(ii), on all matters presented to the holders of the Common Stock for a vote and the rights upon a liquidation and (ii) the additional rights and privileges hereinafter set forth.

(2) Dividends. Subject to the rights of the Preferred Stock, dividends may be paid on the Common Stock, as and when declared by the Board, out of the assets of the Corporation legally available for the payment of such dividends. If and when dividends on the Common Stock are declared payable from time to time by the Board, whether payable in cash, in property or in shares of capital stock of the Corporation, the holders of Common Stock shall be entitled to share equally, pro rata, based on the number of shares of Common Stock held by each such holder, in such dividends.

(3) Voting.

(i) Unless otherwise required by applicable Law, each share of Common Stock shall, subject to Article IV(a)(3)(ii), entitle the holder thereof to cast one vote.

(ii) Limitation on Voting; Automatic Voting.

(I) For so long as ownership or voting of Common Stock of the Corporation is subject to the review and approval or deemed approval of the FCA, no Person shall be entitled to vote any shares of Common Stock representing, in aggregate, more than 19.9% of the total combined voting power of all securities of the Corporation entitled to vote on any matter (or such higher or lower threshold as may from time to time be established for determining when a Person shall (i) acquire control of Affinion International Limited for the purposes of Section 181 of FSMA or (ii) increase its existing control of Affinion International Limited for the purposes of Section 182 of FSMA) unless such Person has delivered evidence reasonably satisfactory to the Corporation that (i) such Person has completed and submitted all material filings, registrations or other notifications to the FCA that may be required pursuant to applicable Law in connection with the ownership or voting of such Person’s Common Stock entitled to vote on such matter and (ii) all necessary and material approvals or deemed approvals, or waivers, as the case may be, of the FCA that may be required pursuant to applicable Law in connection with the ownership or voting of such Person’s Common Stock entitled to vote on such matter have been obtained from.

(II) Without limiting the foregoing and notwithstanding anything to the contrary herein, no Person shall be entitled to vote any shares of Common Stock on any matter unless (i) such Person has completed and submitted all material filings, registrations or other notifications to any Governmental Entity that may be required pursuant to applicable Law in connection with the ownership or voting of such Person’s Common Stock entitled to vote on such matter, or that no such material filings, registrations or other notifications are required, and (ii) all necessary and material approvals or waivers, as the case may be, of any Governmental Entity that may be required pursuant to applicable Law in connection with the ownership or voting of such Person’s Common Stock entitled to vote on such matter have been obtained, including, if applicable, the approval or deemed approval of the FCA and, at the Corporation’s request, such Person has delivered evidence reasonably satisfactory to the Corporation of compliance with the foregoing.

(III) To the extent that a Person is not entitled to vote a portion of its shares without violating the restrictions Article IV(a)(3)(ii)(I)- (II), the portion of shares that, if voted by such Person, would violate such restrictions, shall be voted as directed by the Secretary of the Corporation, any Assistant Secretary of the Corporation or, in the absence of any of them, any officer of the Corporation authorized by the Board in the same proportion as all outstanding shares of Common Stock not voted by (i) such Person or (ii) any other Person that is subject to having its voting restricted by this Article IV(a)(3)(ii), are actually voted on such matter. The provisions of Article IV(a)(3)(ii)(I)- (II) shall continue to apply iteratively until no Person that has not complied with the provisions of Article IV(a)(3)(ii)(I)- (II) to vote more than the regulated maximum would be deemed by the applicable regulator to possess the power directly or indirectly to vote more than the regulated maximum (or, in the case of the FCA specifically, 19.9%).

(IV) The final application of this Article IV(a)(3)(ii) will be as determined by the Board, which determination shall be absolute and binding absent manifest error.

(b) Preferred Stock. Subject to the provisions of this Article IV, the Preferred Stock may be issued from time to time in one or more classes or series. The Board shall have the authority to the fullest extent permitted under the DGCL to adopt by resolution from time to time one or more certificates of designations providing for the designation of one or more classes or series of the Preferred Stock and the voting powers, whether full or limited or no voting powers, and such designations, preferences and relative, participating, optional, or other special rights and qualifications, limitations or restrictions thereof, and to fix or alter the number of shares

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comprising any such class or series, subject to any requirements of the DGCL and this Fifth Amended and Restated Certificate of Incorporation, as amended from time to time.

The authority of the Board with respect to each such class or series shall include, without limitation of the foregoing, the right to determine and fix the following preferences and powers, which may vary as between different classes or series of the Preferred Stock:

(1) the distinctive designation of such class or series and the number of shares to constitute such class or series;

(2) the rate at which dividends on the shares of such class or series shall be declared and paid, or set aside for payment, whether dividends at the rate so determined shall be cumulative or accruing, and whether the shares of such class or series shall be entitled to any participating or other dividends in addition to dividends at the rate so determined, and if so, on what terms;

(3) the right or obligation, if any, of the Corporation to redeem shares of the particular class or series of the Preferred Stock, and, if redeemable, the price, terms and manner of such redemption;

(4) the special and relative rights and preferences, if any, and the amount or amounts per share, which the shares of such class or series of the Preferred Stock shall be entitled to receive upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

(5) the terms and conditions, if any, upon which shares of such class or series shall be convertible into, or exchangeable for, shares of capital stock of any other class or series, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

(6) the obligations, if any, of the Corporation to retire, redeem or purchase shares of such class or series pursuant to a sinking fund or fund of a similar nature or otherwise, and the terms and conditions of such obligation;

(7) voting rights, if any, including special voting rights with respect to the election of Directors and matters adversely affecting any class or series of the Preferred Stock;

(8) limitations, if any, on the issuance of additional shares of such class or series or any shares of any other class or series of the Preferred Stock; and

(9) such other preferences, powers, qualifications, special or relative rights and privileges thereof as the Board, by the vote of the members of the Board then in office acting in accordance with this Fifth Amended and Restated Certificate of Incorporation, or any Preferred Stock, may deem advisable and are not inconsistent with law, the provisions of this Fifth Amended and Restated Certificate of Incorporation or the provisions of any certificate of designations.

(c) Certain Restrictions on Transfer. Unless otherwise expressly approved by the Board, prior to the consummation of a Qualified Public Offering or a Listing, no shares of Common Stock shall be Transferred (i) if such Transfer would constitute a violation of applicable Laws, (ii) to any Person who is not an “accredited investor” (as such term is defined under Rule 501(a) of Regulation D under the Securities Act) if, at the time of such Transfer, or as a result of giving effect to such Transfer, the Corporation has more than 450 “holders of record” of Common Stock assuming the exercise of all outstanding options to purchase shares of Common Stock or (iii) to any Person if, at the time of such Transfer, or as a result of giving effect to such Transfer, the Corporation has more than 1,900 “holders of record” of Common Stock assuming the exercise of all outstanding options to purchase shares of Common Stock or (iii) if such Transfer would otherwise require the Corporation to register any class of Common Stock under the Exchange Act or any other applicable federal or state securities laws; provided that, the term “holders of record” shall have the meaning ascribed thereto for the purposes of Section 12 (g) of the Exchange Act.

(d) Defined Terms. For purposes of this Fifth Amended and Restated Certificate of Incorporation:

(1) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder from time to time.

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(2) “FCA” means the U.K. Financial Conduct Authority.

(3) “FSMA” means the U.K. Financial Services and Markets Act 2000, as amended.

(4) “GAAP” means the generally accepted accounting principles as in effect from time to time in the U.S.

(5) “Governmental Entity” means any U.S. or non-U.S. federal, national, supranational, state, provincial, local or similar government, governmental, regulatory or administrative authority, branch, agency or commission or any court, tribunal, or arbitral or judicial body.

(6) “Law” means any statute, law, ordinance, regulation, rule, code, executive order, injunction, judgment, decree or order of any Governmental Entity.

(7) “Listing” means an OTC Listing or Public Listing.

(8) “OTC Listing” means the listing of the Common Stock for quotation on the OTC Bulletin Board (or other available over the counter market) after the date hereof.

(9) “Person” shall be construed broadly and shall include, without limitation, an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a government entity.

(10) “Public Listing” means the listing of the Common Stock on a U.S. national securities exchange registered with the Securities and Exchange Commission after the date hereof.

(11) “Qualified Public Offering” means an underwritten public offering of Common Stock by the Corporation pursuant to an effective registration statement filed by the Corporation with the Securities and Exchange Commission (other than on Forms S-4 or S-8 or successors to such forms) under the Securities Act after the date hereof.

(12) “Subsidiary” means any Person the majority of the equity of which, directly, or indirectly through one or more other Persons, (a) the Corporation has the right to acquire or (b) is owned or controlled by the Corporation. As used in this definition, “control,” including, its correlative meanings, “controlled by” and “under common control with,” means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of equity, by contract or otherwise). For the avoidance of doubt, Subsidiary shall include any Person that is included in the Corporation’s consolidated group for purposes of preparing the Corporation’s consolidated financial statements in accordance with GAAP.

(13) “Transfer” means any direct or indirect sale, assignment, transfer, conveyance, gift, bequest by will or under intestacy laws, pledge, hypothecation or other encumbrance, or any other disposition, of the stated security (or any interest therein or right thereto, including the issuance of any total return swap or other derivative whose economic value is primarily based upon the value of the stated security) or of all or part of the voting power (other than the granting of a revocable proxy) associated with the stated security (or any interest therein) whatsoever, or any other transfer of beneficial ownership of the stated security, with or without consideration and whether voluntarily or involuntarily (including by operation of law).

(14) “U.S.” means the United States of America.

ARTICLE V

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board is expressly authorized and empowered to make, alter, amend or repeal the By-Laws of the Corporation (as they may be amended, restated, supplemented or otherwise revised from time to time, the “By-Laws”) in any manner not inconsistent with the laws of the State of Delaware or this Fifth Amended and Restated Certificate of Incorporation.

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ARTICLE VI

The annual meeting of the stockholders for the election of the directors of the Corporation (the “Directors”) and for the transaction of such other business as may properly come before the meeting shall be held at such date, time and place, if any, as shall be determined solely by the resolution of the Board in its sole and absolute discretion. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. Subject to the following paragraph, the stockholders shall have the right to elect a number of Directors of the Board (as set forth in the By-Laws) to be designated as Directors, in accordance with the By-Laws. The number of Directors may be increased or decreased from time to time as provided in the By-Laws. With respect to each matter brought before the Board (or any committee thereof) for vote, each Director shall be entitled to cast one vote.

Subject to the rights of the holders of one or more series of Preferred Stock then outstanding as provided for or fixed pursuant to the provisions of Article IV, the total number of Directors constituting the entire Board shall not be less than three nor more than eleven, with the then-authorized number of Directors fixed from time to time as provided in the By-Laws. The initial number of Directors constituting the entire Board shall be seven. The Board shall be of one class. Except for the terms of such additional Directors, if any, as elected by the holders of any series of Preferred stock and as provided for or fixed pursuant to the provisions of Article IV hereof, each Director shall serve for a one year term ending on the date of the annual meeting following the annual meeting at which such Director was elected; provided, that the term of each Director shall continue until the election and qualification of a successor and be subject to such Director’s earlier death, resignation or removal. Subject to the rights of the holders of one or more series of Preferred Stock then outstanding as provided for or fixed pursuant to the provisions of Article IV or as otherwise provided in the Stockholders Agreement, dated [April] [_], 2019, by and among the Corporation and the stockholders party thereto, or the By-Laws, vacancies on the Board by reason of death, resignation, retirement, disqualification, removal from office, or otherwise, and newly created directorships resulting from any increase in the authorized number of Directors shall be solely filled by a majority of the Directors then in office, although less than a quorum, or by a sole remaining Director and shall not be filled by the stockholders. A Director elected to fill a vacancy or a newly created directorship shall hold office until the election at the next Annual Meeting, subject to the election and qualification of a successor and to such Director’s earlier death, resignation or removal.

A Director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability (a) for any breach of the Director’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL, or (d) for any transaction from which the Director derived any improper personal benefit. If the DGCL is amended after the date of incorporation of the Corporation to authorize corporate action further eliminating or limiting the personal liability of Directors, then the liability of a Director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

The Corporation hereby acknowledges that certain Directors (the “Specified Persons”) may have rights to indemnification and advancement of expenses provided by a stockholder of the Corporation or its affiliates (directly or through insurance obtained by any such entity) (collectively, the “Stockholder Indemnitors”). The Corporation hereby agrees and acknowledges that (i) it is the indemnitor of first resort with respect to the Specified Persons, (ii) it shall be required to advance the full amount of expenses incurred by the Specified Persons, as required by the terms of these By-Laws, without regard to any rights the Specified Persons may have against the Stockholder Indemnitors and (iii) it irrevocably waives, relinquishes and releases the Stockholder Indemnitors from any and all claims against the Stockholder Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Corporation further agrees that no advancement or payment by the Stockholder Indemnitors on behalf of the Corporation with respect to any claim for which the Specified Persons have sought indemnification from the Corporation shall affect the foregoing and the Stockholder Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment

5

to all of the rights of recovery of the Specified Persons against the Corporation. These rights shall be a contract right.

Any repeal or modification of any of the foregoing paragraphs in this Article VI by the stockholders of the Corporation shall not adversely affect any right or protection of a Director of the Corporation existing at the time of such repeal or modification.

ARTICLE VII

The Corporation shall, to the fullest extent permitted by the provisions of Section 145 of the DGCL, as the same now exists or may be amended and supplemented, indemnify, hold harmless and advance expenses to its Directors and officers, both as to action in his or her official capacity and as to action in another capacity while holding such office. The Corporation may, by action of the Board, extend such indemnification and advancement of expenses to any and all persons whom it shall have power to indemnify, including but not limited to its employees, agents or representatives, on such terms and conditions and to the extent determined by the Board in its sole and absolute discretion. The indemnification and advancement of expenses provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote, of the stockholders or disinterested Directors or otherwise and shall continue as to any person who has ceased to be a Director, officer, employee, agent or representative and shall inure to the benefit of the heirs, executors, and administrators of such person. The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under this Article VII.

Any amendment, repeal or modification of the foregoing paragraph, or the adoption of any provision inconsistent with this Article VII, shall not adversely affect any right or protection existing at the time of such amendment, repeal, modification or adoption.

ARTICLE VIII

To the maximum extent permitted from time to time under the DGCL, the Corporation renounces any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, any and all business opportunities that are presented to any of its stockholders.

Without limiting the foregoing renunciation, the Corporation acknowledges that certain of the stockholders are in the business of making investments in, and have investments in, other businesses similar to and that may compete with the Corporation’s businesses (“Competing Businesses”), and agrees that each such Stockholder and its affiliates shall have the right to make additional investments in or have relationships with other Competing Businesses independent of its investment in the Corporation. No stockholder that has nominated or designated a Director shall be obligated to present to the Corporation or one of its Subsidiaries any particular investment opportunity that such stockholder gains access to, even if such opportunity is of a character that, if presented to the Corporation or one of its Subsidiaries, could be taken by the Corporation or such Subsidiary, and such stockholder shall continue to have the right to take for such stockholder’s own respective account or to recommend to others any such particular investment opportunity.

The provisions of this Article VIII shall in no way limit or eliminate any such stockholder’s duties, responsibilities and obligations with respect to the protection of any proprietary information of the Corporation and any of its subsidiaries, including any applicable duty not to disclose or use such proprietary information improperly or to obtain therefrom an improper personal benefit.

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No amendment or repeal of this Article VIII shall apply to or have any effect on the liability or alleged liability of any Director of the Corporation for or with respect to opportunities of which such Director becomes aware prior to such amendment or repeal.

ARTICLE IX

The Corporation elects not to be governed by Section 203 of the DGCL.

ARTICLE X

The Corporation reserves the right to amend this Fifth Amended and Restated Certificate of Incorporation in any manner permitted by the DGCL, as the same exists or may hereafter be amended, and any rights and powers conferred upon stockholders, Directors and officers herein are granted subject to this reservation.

*    *    *    *    *

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EXHIBIT B

Fifth Amended and Restated By-Laws

[see attached]

Final Form

AFFINION GROUP HOLDINGS, INC.

Incorporated under the laws

of the State of Delaware

FIFTH AMENDED AND RESTATED

BY-LAWS

As adopted on [April] [     ], 2019

FIFTH AMENDED AND RESTATED BY-LAWS OF

AFFINION GROUP HOLDINGS, INC.

ARTICLE I

OFFICES

1.1. Registered Office.

The registered office of Affinion Group Holdings, Inc. (the “Corporation”) in the State of Delaware shall be 160 Greentree Drive, Suite 101, Dover, County of Kent, Delaware 19904. The name of the registered agent of the Corporation at such address is National Registered Agents, Inc.

1.2. Other Offices.

The Corporation may also have an office or offices at any other place or places within or outside the State of Delaware.

ARTICLE II

MEETING OF STOCKHOLDERS; STOCKHOLDERS’ CONSENT

IN LIEU OF MEETING

2.1. Annual Meetings.

The annual meeting of the stockholders for the election of directors and such other actions as are required by the General Corporation Law of the State of Delaware (the “DGCL”) to be taken at a stockholders’ annual meeting and for the transaction of such other business as may properly come before the meeting, shall be held at such place, date and hour as shall be fixed by the Board of Directors (the “Board”) and designated in the notice or waiver of notice thereof, except that no annual meeting need be held if all actions, including the election of directors, required by the DGCL to be taken at a stockholders’ annual meeting are taken by written consent in lieu of meeting pursuant to Section 2.11 of this Article II.

2.2. Special Meetings.

A special meeting of the stockholders for any purpose or purposes may be called by (A) the Board; (B) the Chairman; (C) the President; (D) the record holders of at least 25% of the issued and outstanding shares of common stock, par value $0.01 per share, of the Corporation (the “Common Stock”); to be held at such place, date and hour as shall be designated in the notice or waiver of notice thereof.

2.3. Notice of Meetings.

Except as otherwise required by statute, these By-Laws, the Stockholders Agreement dated [April] [     ], 2019, among the Corporation and the stockholders party thereto, as may be amended from time to time (the “Stockholders Agreement”) or the Certificate of Incorporation of the Corporation, as may be amended from time to time (the “Certificate of Incorporation”), notice of each annual or special meeting of the stockholders shall be given to each stockholder of record entitled to vote at such meeting not less than 10 nor more than 60 days before the day on which the meeting is to be held by delivering written notice thereof to him personally, or by mailing a copy of such notice, postage prepaid, directly to him at his address as it appears in the records of the Corporation, or by transmitting such notice thereof to him at such address by electronic mail, telegraph, cable or other telephonic transmission. Every such notice shall state the place, the date and hour of the meeting, and, in case of

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a special meeting, the purpose or purposes for which the meeting is called. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy, or who shall, in person or by his attorney thereunto authorized, waive such notice in writing, either before or after such meeting. A written waiver of notice of meeting signed by a stockholder or a waiver by electronic transmission by a stockholder, whether given before or after the meeting time stated in such notice, is deemed equivalent to notice. Attendance of a stockholder at a meeting is a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business at the meeting on the ground that the meeting is not lawfully called or convened. Except as otherwise provided in these By-Laws or the Stockholders Agreement, neither the business to be transacted at, nor the purpose of, any meeting of the stockholders need be specified in any such notice or waiver of notice. Notice of any adjourned meeting of stockholders shall not be required to be given, except when expressly required by law.

2.4. Quorum.

At each meeting of the stockholders, except as otherwise provided by the Certificate of Incorporation, these By-Laws or the Stockholders Agreement, the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at such meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business by the holders of Common Stock. Notwithstanding the foregoing, except as otherwise provided by the Certificate of Incorporation, these By-Laws or the Stockholders Agreement, in the case of any vote by a class of common stock or preferred stock, including for the election of directors, a majority of the issued and outstanding shares of such class of common stock or preferred stock entitled to vote at such meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business by such class. Except as otherwise provided by the Certificate of Incorporation, these By-Laws or the Stockholders Agreement, in the absence of a quorum, a majority in interest of the holders of Common Stock or any given class of common stock or preferred stock present in person or represented by proxy and entitled to vote, or, in the absence of all the holders of Common Stock or a given class of common stock or preferred stock entitled to vote, any officer entitled to preside at, or act as secretary of, such meeting, shall have the power to adjourn the meeting from time to time, until stockholders holding the requisite amount of the relevant class of stock to constitute a quorum shall be present or represented. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally called.

2.5. Organization.

Unless otherwise determined by the Board, except as otherwise provided by the Stockholders Agreement, at each meeting of the stockholders, one of the following shall act as chairman of the meeting and preside thereat, in the following order of precedence:

(a) the Chairman, if any;

(b) the President;

(c) any director, officer or stockholder of the Corporation designated by the Board to act as chairman of such meeting and to preside thereat if the Chairman or the President shall be absent from such meeting; or

(d) a stockholder of record who shall be chosen chairman of such meeting by a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat.

The Secretary or, if he shall be presiding over such meeting in accordance with the provisions of this Section 2.5 or if he shall be absent from such meeting, the person (who shall be an Assistant Secretary, if an Assistant Secretary has been appointed and is present) whom the chairman of such meeting shall appoint, shall act as secretary of such meeting and keep the minutes thereof.

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2.6. Order of Business.

Except as otherwise provided by the Stockholders Agreement, the order of business at each meeting of the stockholders shall be determined by the chairman of such meeting, but such order of business may be changed by a majority in voting interest of those present in person or by proxy at such meeting and entitled to vote thereat. The Board may make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient.

2.7. Voting.

Except as otherwise provided by law, these By-Laws, the Stockholders Agreement or the Certificate of Incorporation, at each meeting of the stockholders, every stockholder of the Corporation shall be entitled to one vote in person or by proxy for each share of Common Stock of the Corporation held by him and registered in his name on the books of the Corporation on the date fixed pursuant to Section 6.7 of Article VI as the record date for the determination of stockholders entitled to vote at such meeting. A person whose stock is pledged shall be entitled to vote, unless, in the transfer by the pledgor on the books of the Corporation, he has expressly empowered the pledgee to vote thereon, in which case only the pledgee or his proxy may represent such stock and vote thereon. If shares or other securities having voting power stand in the record of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary shall be given written notice to the contrary and furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

(a) if only one votes, his act binds all;

(b) if more than one votes, the act of the majority so voting binds all; and

(c) if more than one votes, but the vote is evenly split on any particular matter, such shares shall be voted in the manner provided by law.

If the instrument so filed shows that any such tenancy is held in unequal interests, a majority or even-split for the purposes of this Section 2.7 shall be a majority or even-split in interest. Except as otherwise provided in the Certificate of Incorporation or the Stockholders Agreement, the Corporation shall not vote directly or indirectly any share of its own capital stock. Any vote of stock may be given by the stockholder entitled thereto in person or by his proxy appointed by an instrument in writing, subscribed by such stockholder or by his attorney thereunto authorized, delivered to the secretary of the meeting; provided, however, that no proxy shall be voted after three years from its date, unless said proxy provides for a longer period. At all meetings of the stockholders, all matters (except where other provision is made by law, the Certificate of Incorporation, these By-Laws or the Stockholders Agreement) shall be decided by the vote of a majority in interest of the stockholders present in person or by proxy at such meeting and entitled to vote thereon, a quorum being present, and all matters submitted to the holders of a given class or series of Common Stock shall be decided by a majority in interest of the holders of such class or series of Common Stock present in person or by proxy at such meeting and entitled to vote therein, a quorum being present. Unless demanded by a stockholder present in person or by proxy at any meeting and entitled to vote on thereon, the vote on any question need not be by ballot. Upon a demand by any such stockholder for a vote by ballot upon any such question, such vote by ballot shall be taken. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and shall state the number of shares voted.

2.8. Inspection.

The chairman of the meeting may at any time appoint one or more inspectors to serve at any meeting of the stockholders. Any inspector may be removed, and a new inspector or inspectors appointed, by the Board at any

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time. Such inspectors shall decide upon the qualifications of voters, accept and count votes, declare the results of such vote, and subscribe and deliver to the secretary of the meeting a certificate stating the number of shares of stock issued and outstanding and entitled to vote thereon and the number of shares voted for and against the question, respectively. The inspectors need not be stockholders of the Corporation, and any director or officer of the Corporation may be an inspector on any question other than a vote for or against his election to any position with the Corporation or on any other matter in which he may be directly interested. Before acting as herein provided, each inspector shall subscribe an oath faithfully to execute the duties of an inspector with strict impartiality and according to the best of his ability.

2.9. List of Stockholders.

It shall be the duty of the Secretary or other officer of the Corporation who shall have charge of its stock ledger to prepare and make, at least 10 days before every meeting of the stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to any such meeting, during ordinary business hours, for a period of at least 10 days prior to such meeting, either at a place within the city where such meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held. Such list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

2.10. Transaction of Business.

(a) Annual Meetings of Stockholders.

(i) Nominations of persons for election to the Board and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders only (A) pursuant to the Corporation’s notice of meeting (or any supplement thereto) delivered pursuant to Section 2.3 of these By-Laws, (B) by or at the direction of the Board, (C) by any stockholder of the Corporation who is entitled to vote at the meeting, who has complied with the notice procedures set forth in subparagraphs (ii) and (iii) of this Section 2.10(a) and who was a stockholder of record at the time such notice is delivered to the Secretary of the Corporation, (D) as otherwise set forth in the Certificate of Incorporation or (E) as otherwise set forth in the Stockholders Agreement.

(ii) Except as otherwise set forth in the Certificate of Incorporation or the Stockholders Agreement, for nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of Section 2.10(a)(i), the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, and, in the case of business other than nominations, such other business must be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 days, or delayed by more than 70 days, from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation. Such stockholder’s notice shall set forth (A) as to each person whom the stockholder proposes to nominate for election or re-election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for

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consideration and in the event that such business includes a proposal to amend these By-Laws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, and that such shares have been held for the period required by any applicable law, (iii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination and (iv) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (y) otherwise to solicit proxies from stockholders in support of such proposal or nomination. The foregoing notice requirements shall be deemed satisfied by a stockholder if the stockholder has notified the Corporation of his intention to present a proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) promulgated under the Exchange Act and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

(iii) Notwithstanding anything in the second sentence of Section 2.10(a)(ii) to the contrary, in the event that the number of directors to be elected to the Board at an annual meeting is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board made by the Corporation at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by these By-Laws shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

(b) Special Meetings of Stockholders. Except as otherwise set forth in the Certificate of Incorporation or the Stockholders Agreement, only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting as set forth in the Corporation’s notice of meeting pursuant to Section 2.3 of these By-Laws. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board, (ii) by any stockholder of the Corporation who is entitled to vote at the meeting, who complies with the notice procedures set forth in these By-Laws and who is a stockholder of record at the time such notice is delivered to the Secretary of the Corporation, (iii) as otherwise set forth in the Certificate of Incorporation or (iv) as otherwise set forth in the Stockholders Agreement. Except as otherwise set forth in the Certificate of Incorporation or the Stockholders Agreement, nominations by stockholders of persons for election to the Board may be made at such a special meeting of stockholders if the stockholder’s notice as required by Section 2.10(a)(ii) of these By-Laws shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.

(c) General.

(i) Except as otherwise set forth in the Certificate of Incorporation or the Stockholders Agreement, only persons who are nominated in accordance with the procedures set forth in these By-Laws shall be eligible to serve as directors elected by the Corporation’s stockholders and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in these By-Laws. Except as otherwise provided by law, the Certificate of Incorporation, these

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By-Laws or the Stockholders Agreement, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in these By-Laws and, if any proposed nomination or business is not in compliance with these By-Laws, to declare that such defective nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of these By-Laws, if the nominating or proposing stockholder (or a qualified representative of the nominating or proposing stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

(ii) For purposes of these By-Laws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(iii) For purposes of these By-Laws, no adjournment nor notice of adjournment of any meeting shall be deemed to constitute a new notice of such meeting for purposes of this Section 2.10, and in order for any notification required to be delivered by a stockholder pursuant to this Section 2.10 to be timely, such notification must be delivered within the periods set forth above with respect to the originally scheduled meeting.

(iv) Notwithstanding the foregoing provisions of these By-Laws, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in these By-Laws. Nothing in these By-Laws shall be deemed to affect any rights of (A) stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act, (B) the holders of any series of preferred stock to elect directors (including any certificate of designations relating to such series), (C) any stockholder set forth in the Certificate of Incorporation or (D) any stockholder set forth in the Stockholders Agreement.

2.11. Stockholders’ Consent in Lieu of Meeting.

Except as otherwise set forth in the Certificate of Incorporation or the Stockholders Agreement, any action required or permitted to be taken at any annual or special meeting of the stockholders of the Corporation, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an office or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.

2.12. Participation in meetings by remote communication.

The Board, acting in its sole discretion, may establish guidelines and procedures in accordance with applicable provisions of the DGCL and any other applicable law for the participation by stockholders and proxyholders in a meeting of stockholders by means of remote communications, and may determine that any meeting of stockholders will not be held at any place but will be held solely by means of remote communication. Stockholders and proxyholders complying with such procedures and guidelines and otherwise entitled to vote at a meeting of stockholders shall be deemed present in person and entitled to vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication.

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ARTICLE III

BOARD OF DIRECTORS

3.1. General Powers.

The business, property and affairs of the Corporation shall be managed by or under the direction of the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the Certificate of Incorporation or the Stockholders Agreement directed or required to be exercised or done by the stockholders.

3.2. Number and Term of Office.

Subject to the rights of the holders of shares of any series of preferred stock to elect directors under specified circumstances and except as otherwise set forth in the Stockholders Agreement, the total number of directors constituting the entire Board shall be fixed from time to time as provided herein. Except as otherwise set forth in the Stockholders Agreement, the number of directors constituting the entire Board shall be seven. Directors need not be stockholders. Except as otherwise set forth in the Stockholders Agreement, with respect to each matter brought before the Board (or any committee thereof) for vote, each director shall be entitled to cast one vote.

The Board shall be of one class. Except as otherwise set forth in the Stockholders Agreement, each director shall serve for a term ending on the date of the next annual meeting following the annual meeting at which such director was elected; provided, that the term of each Director shall continue until the election and qualification of a successor in accordance with all applicable provisions of the Certificate of Incorporation or the Stockholders Agreement or until such director’s earlier death, resignation or removal.

3.3. Election of Directors.

Subject to the terms of and except as otherwise set forth in the Certificate of Incorporation or the Stockholders Agreement, at each meeting of the stockholders for the election of directors at which a quorum is present, the persons receiving the greatest number of votes, up to the number of directors to be elected, of the stockholders present in person or by proxy and entitled to vote thereon shall be the directors; provided, that, for purposes of such vote no stockholder shall be allowed to cumulate his votes. Unless an election by ballot shall be demanded as provided in Section 2.7 of Article II, election of directors may be conducted in any manner approved at such meeting.

3.4. Resignation, Removal and Vacancies.

Any director may resign at any time by giving written notice to the Board, the Chairman, the President or the Secretary. Such resignation shall take effect at the time specified therein or, if the time is not specified, upon receipt thereof; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Except as otherwise required by applicable law or as otherwise set forth in the Certificate of Incorporation or the Stockholders Agreement, any director may be removed, with or without cause, at any time, by vote of the holders of a majority of the shares then entitled to vote at an election of directors or by written consent of the stockholders pursuant to Section 2.11 of Article II.

Except as otherwise required by applicable law or as otherwise set forth in the Certificate of Incorporation or the Stockholders Agreement, vacancies occurring on the Board for any reason may be filled only by vote of the Board or the directors’ written consent pursuant to Section 3.6 of this Article III. Except as otherwise set

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forth in the Stockholders Agreement, if the number of directors then in office is less than a quorum, such vacancies may be filled by a vote of the majority of the directors then in office. Except as otherwise set forth in the Stockholders Agreement, in the event that any officer of the Corporation then serving on the Board resigns or is removed from his position as an officer, such officer will, effective as of such resignation or removal, be removed from the Board.

3.5. Meetings.

(a) Annual Meetings. As soon as practicable after each annual election of directors, the Board shall meet for the purpose of organization and the transaction of other business, unless it shall have transacted all such business by written consent pursuant to Section 3.6 of this Article III.

(b) Other Meetings. Other meetings of the Board shall be held at such times and at such places as the Board, the Chairman, the President or any director shall from time to time determine.

(c) Notice of Meetings. Notice shall be given to each director of each meeting, including the time, place and purpose of such meeting. Notice of each such meeting shall be mailed to each director, addressed to him at his residence or usual place of business, at least two days before the date on which such meeting is to be held, or shall be sent to him at such place by electronic mail, telegraph, cable, wireless or other form of recorded communication, or be delivered personally or by telephone not later than the day before the day on which such meeting is to be held, but notice need not be given to any director who shall attend such meeting. A written waiver of notice, signed by the person entitled thereto, whether before or after the time of the meeting stated therein, shall be deemed equivalent to notice.

(d) Place of Meetings. The Board may hold its meetings at such place or places within or outside the State of Delaware as the Board may from time to time determine, or as shall be designated in the respective notices or waivers of notice thereof.

(e) Quorum and Manner of Acting. Except as otherwise expressly required by law or these By-Laws or in the Stockholders Agreement, in order to constitute a quorum for the transaction of business at any meeting of the Board, the directors present in person shall consist of a majority of the total number of directors then in office. The vote of a majority of those directors present at any such meeting at which a quorum is present shall be necessary for the passage of any resolution or act of the Board, except as otherwise expressly required by law or these By-Laws or the Stockholders Agreement. In the absence of a quorum for any such meeting, a majority of the directors present thereat may adjourn such meeting from time to time until a quorum shall be present. Except as otherwise set forth in the Stockholders Agreement, each director shall be entitled to cast one vote.

(f) Organization. At each meeting of the Board, one of the following shall act as chairman of the meeting and preside thereat, in the following order of precedence:

(i) the Chairman, if any;

(ii) the President (if a director); or

(iii) any director designated by a majority of the directors present.

The Secretary or, in the case of his absence, an Assistant Secretary, if an Assistant Secretary has been appointed and is present, or any person whom the chairman of the meeting shall appoint shall act as secretary of such meeting and keep the minutes thereof.

(g) Action by Telephonic Communications. Members of the Board may participate in a meeting of the Board by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting.

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3.6. Directors’ Consent in Lieu of Meeting.

Except as otherwise required by applicable law or as otherwise required by the Certificate of Incorporation or the Stockholders Agreement, any action required or permitted to be taken at any meeting of the Board may be taken without a meeting, without prior notice and without a vote, if a consent in writing or by electronic transmission, setting forth the action so taken, shall be provided by all of the directors then in office and such consent is filed with the minutes of the proceedings of the Board.

3.7. Action by Means of Conference Telephone or Similar Communications Equipment.

Any one or more members of the Board may participate in a meeting of the Board by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

3.8. Committees.

Subject to the requirements set forth in the Certificate of Incorporation, the Board may, by resolution or resolutions passed by a majority of the whole Board, designate one or more committees, such committee or committees to have such name or names as may be determined from time to time by resolution adopted by the Board, and each such committee to consist of one or more directors of the Corporation, which to the extent provided in said resolution or resolutions shall have and may exercise the powers of the Board in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers which may require it. A majority of all the members of any such committee may determine its action and fix the time and place of its meetings, unless the Board, the Certificate of Incorporation or the Stockholders Agreement shall otherwise provide. The Board shall have power to change the members of any such committee at any time, to fill vacancies and to discharge any such committee, either with or without cause, at any time.

3.9. Compensation.

Unless otherwise restricted by the Certificate of Incorporation, these By-Laws or the Stockholders Agreement, the Board shall have the authority to fix the compensation of Directors; provided, that, except as otherwise set forth herein, each Director shall be equally compensated in respect of their respective duties as Directors. Except as otherwise set forth in the Certificate of Incorporation or the Stockholders Agreement, the Directors may be reimbursed for their reasonable and documented expenses and costs, if any, of attendance at each meeting of the Board and non-employee Directors may be paid either a fixed sum for attendance at each meeting of the Board or other compensation as Director. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees of the Board may be allowed like compensation and reimbursement of expenses for attending committee meetings. Each of the Chairman and the chair of any committee of the Board may receive customary additional compensation in respect of its duties in such respective capacities.

ARTICLE IV

OFFICERS

4.1. Executive Officers.

The principal officers of the Corporation shall be a Chairman, if one is appointed (and any references to the Chairman shall not apply if a Chairman has not been appointed), a President, a Secretary and a Treasurer, and may include such other officers as the Board may appoint pursuant to Section 4.3 of this Article IV. Any two or more offices may be held by the same person.

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4.2. Authority and Duties.

All officers, as between themselves and the Corporation, shall have such authority and perform such duties in the management of the Corporation as may be provided in these By-Laws or, to the extent so provided, by the Board.

4.3. Other Officers.

The Corporation may have such other officers, agents and employees as the Board may deem necessary, including one or more Chief Executive Officers, Co-Chief Executive Officers, Chief Operating Officers, Co-Chief Operating Officers, Chief Financial Officers, Co-Chief Financial Officers, Executive Vice Presidents, Vice Presidents, Assistant Secretaries, and Assistant Treasurers, each of whom shall hold office for such period, have such authority and perform such duties as the Board, the Chairman or the President may from time to time determine. The Board may delegate to any principal officer the power to appoint and define the authority and duties of, or remove, any such officers, agents or employees.

4.4. Term of Office, Resignation and Removal.

All officers shall be elected or appointed by the Board and shall hold office for such term as may be prescribed by the Board. Each officer shall hold office until his successor has been elected or appointed and qualified or until his earlier death or resignation or removal in the manner hereinafter provided. The Board may require any officer to give security for the faithful performance of his duties.

Any officer may resign at any time by giving written notice to the Board, the Chairman, the President or the Secretary. Such resignation shall take effect at the time specified therein or, if the time be not specified, at the time it is accepted by action of the Board. Except as aforesaid, the acceptance of such resignation shall not be necessary to make it effective.

All officers and agents elected or appointed by the Board shall be subject to removal at any time by the Board or by the stockholders of the Corporation with or without cause.

4.5. Vacancies.

If the office of Chairman, President, Secretary or Treasurer becomes vacant for any reason, the Board shall fill such vacancy, and if any other office becomes vacant, the Board may fill such vacancy. Any officer so appointed or elected by the Board shall serve only until such time as the unexpired term of his predecessor shall have expired, unless reelected or reappointed by the Board.

4.6. The Chairman.

The Chairman shall give counsel and advice to the Board and the officers of the Corporation on all subjects concerning the welfare of the Corporation and the conduct of its business and shall perform such other duties as the Board may from time to time determine. Unless otherwise determined by the Board, he shall preside at meetings of the Board and of the stockholders at which he is present.

4.7. The President.

Unless otherwise determined by the Board, the President shall be the chief executive officer of the Corporation and, if the President is not the chief executive officer of the Corporation, all references to the President herein shall be deemed to refer to the chief executive officer. The President shall have general and active management and control of the business and affairs of the Corporation subject to the control of the Board and shall see that all orders and resolutions of the Board are carried into effect. The President shall from time to time make such reports of the affairs of the Corporation as the Board may require and shall perform such other duties as the Board may from time to time determine.

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4.8. The Secretary.

The Secretary shall, to the extent practicable, attend all meetings of the Board and all meetings of the stockholders and shall record all votes and the minutes of all proceedings in a book to be kept for that purpose. He may give, or cause to be given, notice of all meetings of the stockholders and of the Board, and shall perform such other duties as may be prescribed by the Board, the Chairman or the President, under whose supervision he shall act. He shall keep in safe custody the seal of the Corporation and affix the same to any duly authorized instrument requiring it and, when so affixed, it shall be attested by his signature or by the signature of the Treasurer or, if appointed, an Assistant Secretary or an Assistant Treasurer. He shall keep in safe custody the certificate books and stockholder records and such other books and records as the Board may direct, and shall perform all other duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board, the Chairman or the President.

4.9. The Treasurer.

The Treasurer shall have the care and custody of the corporate funds and other valuable effects, including securities, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board, taking proper vouchers for such disbursements, shall render to the Chairman, President and directors, at the regular meetings of the Board or whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the Corporation and shall perform all other duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Board, the Chairman or the President.

ARTICLE V

CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

5.1. Execution of Documents.

The Board shall designate, by either specific or general resolution, the officers, employees and agents of the Corporation who shall have the power to execute and deliver deeds, contracts, mortgages, bonds, debentures, checks, drafts and other orders for the payment of money and other documents for and in the name of the Corporation, and may authorize such officers, employees and agents to delegate such power (including authority to redelegate) by written instrument to other officers, employees or agents of the Corporation. Unless so designated or expressly authorized by these By-Laws or the Stockholders Agreement, no officer, employee or agent shall have any power or authority to bind the Corporation by any contract or engagement, to pledge its credit or to render it liable pecuniarily for any purpose or amount.

5.2. Deposits.

All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation or otherwise as the Board or Treasurer, or any other officer of the Corporation to whom power in this respect shall have been given by the Board, shall select.

5.3. Proxies with Respect to Stock or Other Securities of Other Corporations.

The Board shall designate the officers of the Corporation who shall have authority from time to time to appoint an agent or agents of the Corporation to exercise in the name and on behalf of the Corporation the powers and rights which the Corporation may have as the holder of stock or other securities in any other entity, and to vote or consent with respect to such stock or securities. Such designated officers may instruct the person

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or persons so appointed as to the manner of exercising such powers and rights, and such designated officers may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal or otherwise, such written proxies, powers of attorney or other instruments as they may deem necessary or proper in order that the Corporation may exercise its powers and rights.

ARTICLE VI

SHARES AND THEIR TRANSFER; FIXING RECORD DATE

6.1. Certificates for Shares.

Shares of stock in the Corporation need not be certificated. The Corporation may, at its election, issue to any stockholder of record a certificate certifying the number and class of shares owned by him in the Corporation, which shall be in such form as shall be prescribed by the Board. Certificates, if issued, shall be numbered and issued in consecutive order and shall be signed by, or in the name of, the Corporation by the Chairman, the President or any Vice President, and by the Treasurer (or an Assistant Treasurer, if appointed) or the Secretary (or an Assistant Secretary, if appointed). In case any officer or officers who shall have signed any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate had not ceased to be such officer or officers of the Corporation.

6.2. Record.

A record in one or more counterparts shall be kept of the name of the person, firm or corporation owning the shares of stock of the Corporation. If certificates are issued for any shares, the record shall include the number of each certificate the Corporation issued, the number of shares represented by each such certificate, the date thereof and, in the case of cancellation, the date of cancellation. Except as otherwise expressly required by law, the person in whose name shares of stock stand on the stock record of the Corporation shall be deemed the owner thereof for all purposes regarding the Corporation.

6.3. Transfer and Registration of Stock.

The transfer of stock and certificates which represent the stock of the Corporation shall be governed by Article 8 of Subtitle 1 of Title 6 of the Delaware Code (the Uniform Commercial Code), as amended from time to time.

Registration of transfers of shares of the Corporation shall be made only on the books of the Corporation upon request of the registered holder thereof, or of his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, and, if a certificate or certificates for such shares have been issued, upon the surrender of the certificate or certificates for such shares properly endorsed or accompanied by a stock power duly executed.

The Board may appoint suitable agents to facilitate transfers by stockholders under such regulations as the Board may from time to time prescribe, including the appointment of a transfer agent to act as registrar of transfers of stock.

6.4. Addresses of Stockholders.

Each stockholder shall designate to the Secretary an address at which notices of meetings and all other corporate notices may be served or mailed to him, and, if any stockholder shall fail to designate such address, corporate notices may be served upon him by mail directed to him at his post-office address, if any, as the same appears on the share record books of the Corporation or at his last known post-office address.

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6.5. Lost, Destroyed and Mutilated Certificates.

The holder of any shares of the Corporation for which a certificate has been issued shall immediately notify the Corporation of any loss, destruction or mutilation of the certificate therefor, and the Board may, in its discretion, cause to be issued to him a new certificate or certificates for such shares, upon the surrender of the mutilated certificates or, in the case of loss or destruction of the certificate, upon satisfactory proof of such loss or destruction, and the Board may, in its discretion, require the owner of the lost or destroyed certificate or his legal representative to give the Corporation a bond in such sum and with such surety or sureties as it may direct to indemnify the Corporation against any claim that may be made against it on account of the alleged loss or destruction of any such certificate.

6.6. Regulations.

The Board may make such rules and regulations as it may deem expedient, not inconsistent with these By-Laws or the Stockholders Agreement, concerning the issue, transfer and registration of certificates for stock of the Corporation.

6.7. Fixing Date for Determination of Stockholders of Record.

(a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall be not more than 60 nor less than 10 days before the date of such meeting. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

(b) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall be not more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date has been fixed by the Board, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required by the DGCL, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board and prior action by the Board is required by the DGCL, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

(c) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

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ARTICLE VII

SEAL

The Board may provide a corporate seal, which shall be in the form of a circle and shall bear the full name of the Corporation, the year of incorporation of the Corporation and the words and figures “Corporate Seal-Delaware.”

ARTICLE VIII

FISCAL YEAR

The fiscal year of the Corporation shall be the calendar year unless otherwise determined by the Board.

ARTICLE IX

INDEMNIFICATION AND INSURANCE

9.1. Indemnification.

(a) As provided in the Certificate of Incorporation and to the fullest extent permitted by the DGCL as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its stockholders for breach of fiduciary duty as a director.

(b) Without limitation of any right conferred by paragraph (a) of this Section 9.1, each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director, officer, employee or representative of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or representative of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (each, an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity while serving as a director, officer, employee or representative or in any other capacity while serving as a director, officer, employee or representative, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including attorneys’ fees, judgments, fines, excise taxes or amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee or representative and shall inure to the benefit of the indemnitee’s heirs, testators, intestates, executors and administrators; provided, however, that such person acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and with respect to a criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful; provided, further, however, that no indemnification shall be made in the case of an action, suit or proceeding by or in the right of the Corporation in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such director, officer, employee, representative or agent is liable to the Corporation, unless a court having jurisdiction shall determine that, despite such adjudication, such person is fairly and reasonably entitled to indemnification. Except as provided in Section 9.1(c) of this Article IX with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) initiated by such indemnitee was authorized by the Board. The right to indemnification conferred in this

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Article IX shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the DGCL requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) (i) that such indemnitee breached his fiduciary duty to the Corporation or (ii) that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise.

(c) If a claim under Section 9.1(b) of this Article IX is not paid in full by the Corporation with 60 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 10 days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of any undertaking, the indemnitee shall also be entitled to be paid the expense of prosecuting or defending such suit. The Corporation shall be entitled to recover expenses upon a final adjudication that the indemnitee has not met the applicable standard of conduct set forth in the DGCL in (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses), and (ii) in any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking. Neither the failure of the Corporation (including the Board, independent legal counsel, or the stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including the Board, independent legal counsel or the stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Section or otherwise shall be on the Corporation.

(d) The rights to indemnification and to the advancement of expenses conferred in this Article IX shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Certificate of Incorporation, the Stockholders Agreement, or any other agreement, vote of stockholders or disinterested directors or otherwise.

9.2. Insurance.

The Corporation may purchase and maintain insurance, at its expense, to protect itself and any person who is or was a director, officer, employee or agent of the Corporation or any person who is or was serving at the request of the Corporation as a director, officer, employer or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

ARTICLE X

AMENDMENT

Other than as set forth in the Stockholders Agreement, these By-Laws may be amended, changed or repealed, or new By-Laws adopted, by the vote of the holders of a majority of the shares then entitled to vote or

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by the stockholders’ written consent pursuant to Section 2.11 of Article II, or by the vote of the Board or by the directors’ written consent pursuant to Section 3.6 of Article III.

ARTICLE XI

STOCKHOLDERS AGREEMENT

In the event of a conflict or inconsistency between the terms and conditions of these By-Laws and the Stockholders Agreement, the provisions of the Stockholders Agreement shall control.

* * * * *

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EXHIBIT C

Investor Warrant Agreement

[see attached]

Final Form

INVESTOR WARRANT AGREEMENT

This INVESTOR WARRANT AGREEMENT (this “Agreement”) is made as of [April] [    ], 2019, by and between AFFINION GROUP HOLDINGS, INC., a Delaware corporation (the “Company”), and AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, a New York limited liability trust company (the “Warrant Agent”). Capitalized terms used herein but not otherwise defined shall have the meanings given them in Section 25 hereof.

RECITALS

WHEREAS, in connection with a recapitalization transaction, it is expected that AGHI Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), will merge with an into the Company (the “Merger”), with the Company as the surviving corporation in accordance with, and subject to the terms and conditions of, that certain Agreement and Plan of Merger, dated as of March 1, 2019, by and between the Company and Merger Sub (the “Merger Agreement”);

WHEREAS, as a result of the Merger, at the Effective Time (as defined in the Merger Agreement) of the Merger, all of the issued and outstanding common stock, par value $0.01 per share, of the Company (“Existing Company Common Stock”) will be converted into the right to receive Investor Warrants (the “Investor Warrants”) to purchase shares of common stock, par value $0.01 per share, of the surviving Company (“Common Stock”) on, and subject to, the terms and conditions set forth herein;

WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance, registration, transfer, exchange, exercise and cancellation of the Investor Warrants; and

WHEREAS, the Company desires to provide for the form and provisions of the Investor Warrants, the terms upon which they shall be issued and exercised, and the respective rights, limitation of rights, and immunities of the Company, the Warrant Agent, and the Holders (as defined below).

AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

Section 1. Appointment of the Warrant Agent. The Company hereby appoints the Warrant Agent to act as an agent for the Company for the Investor Warrants, and the Warrant Agent hereby accepts such appointment and agrees to perform the same in accordance with the terms and conditions set forth herein.

Section 2. Investor Warrants.

(a) Form of Investor Warrant.

(i) Each Investor Warrant shall be issued in certificated form only in substantially the form attached as Exhibit A hereto, the provisions of which are incorporated herein, and shall be dated the date on which countersigned by the Warrant Agent, shall have such insertions as are appropriate or required or permitted by this Agreement and may have such letters, numbers or other marks of identification and such legends and endorsements typed, stamped, printed, lithographed or engraved thereon as the officers of the Company executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation pursuant thereto or with any rule or regulation of any securities exchange on which the Investor Warrants may be listed, or to conform to usage. In the event a Person whose facsimile signature has been placed upon any Investor Warrant shall have ceased to serve in the capacity in which such Person signed the Investor Warrant before such Investor Warrant is issued, it may be issued with the same effect as if he or she had not ceased to be such at the date of issuance.

(ii) Pending the preparation of definitive certificates representing the Investor Warrants (“Warrant Certificates”), temporary Warrant Certificates may be issued, which may be printed, lithographed, typewritten, mimeographed or otherwise produced, and which will be substantially of the tenor of the definitive Warrant Certificates in lieu of which they are issued.

If temporary Warrant Certificates are issued, the Company will cause definitive Warrant Certificates to be prepared without unreasonable delay. After the preparation of definitive Warrant Certificates, the temporary Warrant Certificates shall be exchangeable for definitive Warrant Certificates evidencing Warrants of the same number and tenor upon surrender by the Holder of the temporary Warrant Certificates to the Warrant Agent at the office of the Warrant Agent, without charge to such Holder. Upon surrender for cancellation of any one or more temporary Warrant Certificates, the Company shall execute and the Warrant Agent shall countersign and deliver in exchange therefor Warrant Certificates of the same tenor and for a like aggregate number of Investor Warrants. Until so exchanged, the temporary Warrant Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Warrant Certificates.

(iii) Each Warrant Certificate representing Domestic Restricted Warrants shall bear legends in substantially the following form:

“THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE ARE SUBJECT TO THE PROVISIONS OF AN INVESTOR WARRANT AGREEMENT, DATED AS OF [APRIL] [ ], 2019, THE STOCKHOLDERS AGREEMENT, DATED AS OF [APRIL] [    ], 2019, AS AMENDED, AND THE CERTIFICATE OF INCORPORATION AND BY-LAWS OF AFFINION GROUP HOLDINGS, INC. (THE “COMPANY”), EACH AS MAY BE AMENDED FROM TIME TO TIME, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER AND EXERCISE SET FORTH THEREIN. COPIES OF THE INVESTOR WARRANT AGREEMENT, THE STOCKHOLDERS AGREEMENT, AND THE CERTIFICATE OF INCORPORATION AND BY-LAWS ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE ARE NOT AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR UNDER ANY U.S. STATE OR FOREIGN SECURITIES LAWS, IN RELIANCE UPON APPLICABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND SUCH STATE AND FOREIGN SECURITIES LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE IN CONTRAVENTION OF THE 1933 ACT OR ANY U.S. STATE OR FOREIGN SECURITIES LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE (INCLUDING THE SECURITIES TO BE ISSUED UPON THE EXERCISE OF THIS WARRANT) MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE 1933 ACT AND ANY APPLICABLE U.S. STATE OR FOREIGN SECURITIES LAWS, OR A CERTIFICATE EXECUTED BY AN AUTHORIZED OFFICER OF THE TRANSFEREE ACCEPTABLE TO THE COMPANY CERTIFYING THAT NO SUCH REGISTRATION IS REQUIRED.”

(iv) Each Warrant Certificate representing Regulation S Warrants shall bear legends in substantially the following form:

“THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE ARE SUBJECT TO THE PROVISIONS OF AN INVESTOR WARRANT AGREEMENT, DATED AS OF [APRIL] [    ], 2019, THE STOCKHOLDERS AGREEMENT, DATED AS OF [APRIL] [    ], 2019, AS AMENDED, AND THE

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CERTIFICATE OF INCORPORATION AND BY-LAWS OF THE COMPANY, EACH AS MAY BE AMENDED FROM TIME TO TIME, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER AND EXERCISE SET FORTH THEREIN. COPIES OF THE INVESTOR WARRANT AGREEMENT, STOCKHOLDERS AGREEMENT, AND THE CERTIFICATE OF INCORPORATION AND BY-LAWS ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) AND HAVE INSTEAD BEEN ISSUED IN RELIANCE ON REGULATION S PROMULGATED UNDER THE 1933 ACT. AS A RESULT, THE SECURITIES REPRESENTED BY THIS CERTIFICATE (INCLUDING THE SECURITIES TO BE ISSUED UPON THE EXERCISE OF THIS WARRANT) MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION. ANY HEDGING TRANSACTIONS INVOLVING THIS WARRANT OR THE SECURITIES TO BE ISSUED UPON ITS EXERCISE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. THE COMPANY WILL NOT REGISTER ANY TRANSFER OF THIS WARRANT OR THE SECURITIES TO BE ISSUED UPON ITS EXERCISE NOT MADE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. THE COMPANY MAY REQUIRE A CERTIFICATE EXECUTED BY AN AUTHORIZED OFFICER OF THE TRANSFEREE IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY CERTIFYING THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE 1933 ACT.”

(v) Each of the certificates representing the shares issued upon the exercise of a Domestic Restricted Warrant shall bear legends in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF THE STOCKHOLDERS AGREEMENT OF AFFINION GROUP HOLDINGS, INC. (THE “COMPANY”), DATED AS OF [APRIL] [    ], 2019, AS AMENDED, AND THE CERTIFICATE OF INCORPORATION AND BY-LAWS OF THE COMPANY, EACH AS MAY BE AMENDED FROM TIME TO TIME, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER SET FORTH THEREIN. COPIES OF THE STOCKHOLDERS AGREEMENT AND THE CERTIFICATE OF INCORPORATION AND BY-LAWS ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE NOT REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR UNDER ANY U.S. STATE OR FOREIGN SECURITIES LAWS, IN RELIANCE UPON APPLICABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND SUCH STATE AND FOREIGN SECURITIES LAWS. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE IN CONTRAVENTION OF THE 1933 ACT OR ANY U.S. STATE OR FOREIGN SECURITIES LAWS. THE SHARES MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE 1933 ACT AND ANY APPLICABLE U.S. STATE OR FOREIGN SECURITIES LAWS, OR A CERTIFICATE EXECUTED BY AN AUTHORIZED OFFICER OF THE TRANSFEREE ACCEPTABLE TO THE COMPANY CERTIFYING THAT NO SUCH REGISTRATION IS REQUIRED.”

(vi) Each of the certificates representing shares issued upon the exercise of a Regulation S Warrant shall bear legends in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF THE STOCKHOLDERS AGREEMENT OF AFFINION GROUP HOLDINGS, INC. (THE “COMPANY”), DATED AS OF [APRIL] [    ], 2019, AS AMENDED, AND THE CERTIFICATE OF INCORPORATION AND BY-LAWS OF THE COMPANY, EACH AS MAY BE AMENDED FROM TIME TO TIME, INCLUDING

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CERTAIN RESTRICTIONS ON TRANSFER SET FORTH THEREIN. COPIES OF THE STOCKHOLDERS AGREEMENT AND THE CERTIFICATE OF INCORPORATION AND BY-LAWS ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND HAVE INSTEAD BEEN ISSUED IN RELIANCE ON REGULATION S PROMULGATED UNDER THE 1933 ACT. AS A RESULT, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION. ANY HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. THE COMPANY WILL NOT REGISTER ANY TRANSFER OF THESE SECURITIES NOT MADE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. THE COMPANY MAY REQUIRE A CERTIFICATE EXECUTED BY AN AUTHORIZED OFFICER OF THE TRANSFEREE IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY CERTIFYING THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE 1933 ACT.”

(vii) Subject to the terms hereof, including without limitation, if applicable, the restrictions on exercise under securities law, this Agreement, the Stockholders Agreement and the Company’s Certificate of Incorporation and by-laws, each Investor Warrant shall be exercisable for the number of shares of Common Stock set forth thereon as the same may be adjusted from time to time as set forth herein.

(b) Execution and Delivery of Warrant Certificate.

(i) At any time and from time to time on or after the date of this Agreement, Warrant Certificates evidencing the Investor Warrants may be executed by the Company and delivered to the Warrant Agent for countersignature, and the Warrant Agent shall, when, as and if directed by the Company in writing, countersign and deliver such Warrant Certificates to the respective Persons entitled thereto, as specified by the Company. The Warrant Agent is further hereby authorized to countersign and deliver Warrant Certificates as required by this Section 2(b), Section 2(c), Section 3(b)(iii), Section 4(a), Section 9(a), Section 10.

(ii) The Warrant Certificates shall be executed in the corporate name and on behalf of the Company by any of the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer or any one of the Executive Vice Presidents, Senior Vice Presidents or Vice Presidents of the Company, either manually or by facsimile signature printed thereon. The Warrant Certificates shall be countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company whose signature shall have been placed upon any of the Warrant Certificates shall cease to be such officer of the Company before countersignature by the Warrant Agent and issue and delivery thereof, such Warrant Certificates may, nevertheless, be countersigned by the Warrant Agent and issued and delivered with the same force and effect as though such person had not ceased to be such officer of the Company, and any Warrant Certificate may be signed on behalf of the Company by such person as, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company, although at the date of the execution of this Agreement any such person was not such officer.

(c) Register; Registered Holder.

(i) Warrant Register. The Warrant Agent shall maintain books (the “Warrant Register”) for the registration of original issuance and the registration of transfer of the Investor Warrants in accordance with the restrictions on transfer set forth herein. Upon the initial issuance of any Investor Warrants, the Warrant

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Agent shall issue and register the Investor Warrants in the names of the respective Holders thereof in such denominations and otherwise in accordance with instructions delivered to the Warrant Agent by the Company.

(ii) Registered Holder. The term “Holder” shall mean any Person in whose name ownership in the Investor Warrants shall be registered upon the Warrant Register. Prior to due presentment for registration or transfer of any Investor Warrant, the Company and the Warrant Agent may deem and treat the Holder as the absolute owner of such Investor Warrant and of each Investor Warrant (notwithstanding any notation of ownership or other writing on a Warrant Certificate made by anyone other than the Company or the Warrant Agent), for the purpose of any exercise thereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

Section 3. Exercise of Investor Warrant.

(a) Subject to this Section 3, Section 9 and securities law, each Investor Warrant, when countersigned by the Warrant Agent, may be exercised, in whole or in part, by the Holder thereof during the Exercise Period applicable to such Investor Warrant. Any exercise of an Investor Warrant shall be effected by:

(i) delivery to the Warrant Agent at the office of Warrant Agent, or, if applicable, at the office of its successor as Warrant Agent, of: (A) the Warrant Certificate evidencing the Investor Warrant, (B) a written notice in the form attached as Exhibit B hereto (the “Exercise Notice”), properly completed and executed, stating that such Holder elects to exercise the Investor Warrants in accordance with the provisions of this Section 3, specifying the name or names in which such Holder wishes the certificate or certificates for shares of Common Stock to be issued and making the appropriate securities law representation contained therein, (B) to the extent the Stockholders Agreement is still in effect at the time of exercise, a joinder to the Stockholders Agreement, in form and substance reasonably acceptable to the Company and (C) to the extent the Restated Registration Rights Agreement dated as of [April] [    ], 2019 as may be amended from time to time (the “Registration Rights Agreement”) is still in effect at the time of exercise, a joinder to the Registration Rights Agreement, in form and substance reasonably acceptable to the Company; and

(ii) payment of the Exercise Price for the shares of Common Stock issuable upon exercise of such Investor Warrants. Such Exercise Price shall be payable (A) by wire transfer of immediately available funds to the account of the Company, (B) by a certified or official bank check payable to the order of the Company or (C) by the surrender (which surrender shall be evidenced by cancellation of the number of Investor Warrants represented by any Investor Warrant certificate presented in connection with a Cashless Exercise (as defined below)) of an Investor Warrant or Investor Warrants (represented by one or more relevant Investor Warrant certificates), and without the payment of the Exercise Price in cash, in return for the delivery to the surrendering Holder of that number of shares of Common Stock equal to (I) the number shares of Common Stock for which such Investor Warrant is exercisable as of the date of exercise (if the Exercise Price were being paid in cash, wire transfer or certified or official bank check) reduced by (II) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the aggregate Exercise Price to be paid by (y) the Market Price of one share of Common Stock on the Business Day which next precedes the day of exercise of the Investor Warrant. An exercise of an Investor Warrant in accordance with clause (C) is herein referred to as a “Cashless Exercise.” The documentation and consideration, if any, delivered in accordance with this Section 3(a) are collectively referred to herein as the “Warrant Exercise Documentation.”

(b) As promptly as practicable, and in any event within five Business Days after receipt of the Warrant Exercise Documentation, the Company shall:

(i) deliver or cause to be delivered the certificates representing the number of validly issued, fully paid and non-assessable shares of Common Stock properly specified in the Warrant Exercise Documentation;

(ii) if applicable, deliver or caused to be delivered cash in lieu of any fraction of a share of Common Stock, as hereinafter provided; and

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(iii) if less than the full number of Investor Warrants evidenced by a Warrant Certificate are being exercised, deliver or cause to be delivered (and the Warrant Agent shall so deliver or cause to be delivered at the request of the Company) a new Warrant Certificate(s), of like tenor, for the number of Warrants evidenced by such Warrant Certificate, less the number of Investor Warrants then being exercised.

(c) An exercise shall be deemed to have been made at the close of business on the date of delivery of the Warrant Exercise Documentation so that, to the extent permitted by applicable law, the Person entitled to receive shares of Common Stock upon such exercise shall be treated for all purposes as having become the Holder of such shares of Common Stock at such time. No such surrender shall be effective to constitute the Person entitled to receive such shares of Common Stock as the Holder thereof while the transfer books of the Company for Common Stock are closed for any purpose (but not for any period in excess of five (5) Business Days), but any such surrender of this Warrant Certificate for exercise during any period while such books are so closed shall become effective for exercise immediately upon the reopening of such books, as if the exercise had been made on the date this Warrant Certificate was surrendered and for the number of shares of Common Stock specified in the Warrant Exercise Documentation and at the Exercise Price.

(d) The Company shall pay all expenses in connection with, and all taxes and other governmental charges (other than income taxes of the Holder) that may be imposed in respect of, the issue or delivery of any shares of Common Stock issuable upon the exercise of Investor Warrants. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock in any name other than that of the Holder of the Investor Warrants as recorded in the Warrant Register.

(e) In connection with the exercise of any Investor Warrants, no fractions of shares of Common Stock shall be issued, but in lieu thereof the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Market Price of a share of Common Stock on the Business Day which next precedes the day of exercise. If more than one such Investor Warrant shall be exercised by the Holder thereof at the same time, the number of full shares of Common Stock issuable on such exercise shall be computed on the basis of the total number of Investor Warrants so exercised.

Section 4. Adjustments.

(a) Adjustment of Number Issuable. The number of shares of Common Stock issuable upon the valid exercise of an Investor Warrant (the “Number Issuable”) shall be subject to adjustment from time to time as follows:

(i) In case the Company shall at any time or from time to time after the Issue Date:

(A) pay a dividend or make a distribution on the outstanding shares of Common Stock in capital stock of the Company;

(B) forward split or subdivide the outstanding shares of Common Stock into a larger number of shares; or

(C) reverse split or combine the outstanding shares of Common Stock into a smaller number of shares;

then, and in each such case (A) through (C), the Number Issuable in effect immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Company) so that the Holder of any Investor Warrant thereafter exercised shall be entitled to receive the number of shares of Common Stock or other securities of the Company which such Holder would have owned or had been entitled to receive upon or by reason of any of the events described above, had such Investor Warrant been exercised immediately prior to the happening of such event. An adjustment made pursuant to this Section 4(a)(i) shall become effective retroactively (x) in the case of any such dividend or distribution, immediately prior to the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or

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distribution, or (y) in the case of any such split, subdivision, combination or reclassification, immediately prior to the close of business on the date upon which such corporate action becomes effective.

(ii) Notwithstanding anything to the contrary contained in this Section 4(a), the Company shall be entitled to make such upward adjustments in the Number Issuable, in addition to those otherwise required by this Section 4(a), as the Board in its discretion shall determine to be advisable in order that any stock dividend, split, subdivision or combination of shares, distribution of rights or warrants to purchase shares, stock or securities or distribution of securities convertible into or exchangeable for shares of Common Stock hereafter made the Company to its stockholders shall not be taxable; provided, however, that any such adjustment shall treat all holders of Investor Warrants with similar protections on an equal basis.

(b) Adjustment of Exercise Price. If the Company (A) pays any cash dividend or distribution in respect of the Common Stock, (B) purchases or causes any of its subsidiaries to purchase any shares of Common Stock (excluding transactions by and among the Company and its subsidiaries) or (C) makes any other distribution of the assets of the Company to the holders of Common Stock on account of their ownership thereof (other than a dividend in shares of Capital Stock), the Exercise Price shall be reduced, but not below the par value of the Common Stock, by the amount of such dividend, distribution or aggregate purchase price on a per share basis (or in the case of non-cash dividends, distributions or purchase prices, the Fair Market Value thereof as determined in good faith by the Board). In the event that the Exercise Price is or has been reduced to the par value of the Common Stock and the Company declares a dividend or any other distribution, such excess shall be distributed to the Holders accordance with Section 7.

(c) Reorganization, Reclassification. Consolidation. Merger or Sale of Assets. In case of any capital reorganization or reclassification or other change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a split, subdivision or combination), or in case of any consolidation or merger of the Company with or into another Person (other than a consolidation or merger in which the Company is the resulting or surviving person and which does not result in any reclassification or change of outstanding Common Stock), or in case of any sale or other disposition to another Person of all or substantially all of the assets of the Company, other than a sale/leaseback, mortgage or other similar financing transaction (any of the foregoing, a “Transaction”), the Company, and/or such successor or purchasing Person, as the case may be, shall make appropriate arrangements to provide that each Holder of an Investor Warrant outstanding immediately prior to the consummation of the Transaction shall have the right thereafter to receive upon the exercise of such Investor Warrant, in lieu of the Common Stock immediately theretofore acquirable, the kind and amount of shares, stock or other securities (of the Company or another issuer) or property or cash receivable upon such Transaction by a holder of the number of shares of Common Stock for which such Investor Warrant could have been exercised immediately prior to such Transaction.

(d) Warrant Agent’s Disclaimer. The Warrant Agent has no duty to determine when an adjustment under this Section 4 should be made, how it should be made or what any such adjustment should be. The Warrant Agent makes no representation as to the validity or value of any securities or assets issued upon the exercise of any Investor Warrants. The Warrant Agent shall not be responsible for the Company’s failure to comply with this Section 4.

Section 5. No Redemptions. The Company shall not have any right to redeem any of the Investor Warrants evidenced hereby.

Section 6. Certain Covenants

(a) Authorized Shares. The Company covenants and agrees that all shares of capital stock of the Company which may be issued upon the exercise of the Investor Warrants will be duly authorized, validly issued and fully

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paid and non-assessable upon issuance and will be free and clear of all liens and will not be subject to any pre-emptive or similar rights. The Company shall at all times reserve and keep available solely for issuance upon the exercise of the Investor Warrants, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the exercise of all outstanding Investor Warrants, and shall take all action required to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common Stock to permit such reservation or to permit the exercise of all outstanding Investor Warrants.

(b) Certificate as to Adjustments. The Company shall deliver to the Warrant Agent and each of the Holders promptly following the consummation of any transaction which would result in an increase or decrease in the Number Issuable pursuant to Section 4 a notice thereof, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Number Issuable after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed to each of the Holders. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event. Within thirty days following the occurrence of any event requiring an adjustment pursuant to Section 4, the Company shall instruct the Warrant Agent, and in accordance with such instructions the Warrant Agent shall issue each Holder a new Warrant Certificate reflecting the required adjustment(s) to the Investor Warrant, reasonably promptly (but in any event within ten days) following, and subject only to, the permanent surrender by the Holder of the Warrant Certificate for which such new Warrant Certificate relates.

(c) No Impairment. The Company will not, by amendment of its charter or through reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement or the Investor Warrants issued hereunder, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of each Holder against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any shares of Common Stock obtainable upon the exercise of an Investor Warrant and (ii) take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of an Investor Warrant.

Section 7. Dividends. If and only to the extent the Exercise Price has been reduced to the par value of the Common Stock, each Holder shall be entitled to any dividend (or remainder of a dividend after taking into account any reduction in Exercise Price resulting from the application of Section 4(b)), whether payable in cash, in kind or other property, that would be distributed to such Holder if such Holder’s Investor Warrants had been converted in full into Common Stock immediately prior to the close of business on the record date for the determination of the stockholders entitled to receive such dividend (assuming full physical settlement thereof).

Section 8. Holder Not Deemed a Stockholder. Except as specifically provided for herein (including, without limitation, Section 7), nothing contained in this Agreement shall be construed to (a) grant any Holder any rights to vote or receive dividends or be deemed the holder of shares of Common Stock of the Company for any purpose, (b) confer upon any Holder any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, or (c) impose any liabilities on a Holder to purchase any securities or as a stockholder of the Company, whether asserted by the Company or creditors of the Company, prior to the issuance of the underlying shares of Common Stock.

Section 9. Certain Transfer and Exercise Restrictions.

(a) Subject to Applicable Securities Laws. No Investor Warrant shall be sold or transferred unless either such Investor Warrant first shall have been registered under the Securities Act or any applicable U.S. state or

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foreign securities law, or (i) upon reasonable request by the Company, the Company first shall have been furnished with a certificate executed by an authorized officer of the transferee in form and substance reasonably acceptable to the Company, or (ii) upon reasonable request by the Warrant Agent, the Warrant Agent first shall have been furnished with an opinion of legal counsel, in form and substance reasonably acceptable to the Warrant Agent, in each case such certificate or opinion to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act and applicable U.S. state or foreign securities law and bears a restrictive legend, if applicable. Any transfer of an Investor Warrant and the rights represented by the corresponding Warrant Certificate shall be effected by the surrender of such Warrant Certificate, along with the form of assignment attached as Exhibit C hereto, properly completed and executed by the Holder thereof, at the office of the Warrant Agent, together with an appropriate investment letter, if deemed reasonably necessary by counsel to the Company, to assure compliance with applicable securities laws. Thereupon, the Warrant Agent shall issue in the name or names specified by the Holder thereof and, in the event of a partial transfer, in the name of the Holder thereof, a new Warrant Certificate or Warrant Certificates evidencing the right to purchase such number of shares of Common Stock as shall be equal to the then applicable Number Issuable.

(b) Subject to Applicable Laws. Notwithstanding anything to the contrary, no Investor Warrant may be Transferred or exercised unless (i) the transferor, transferee, exercising Holder or its designated recipient of Common Stock issuable on the exercise of such Investor Warrant and the Company, as applicable, have completed and submitted all filings, registrations or other notifications to any Governmental Entity that may be required pursuant to applicable Law in connection with such Transfer or exercise, (ii) all necessary approvals, deemed approvals (including waiting period expiration) or waivers, as the case may be, of any Governmental Entity that may be required pursuant to applicable Law in connection with such Transfer or exercise have been obtained, including, if applicable, the approval, deemed approval (including waiting period expiration) or waiver, as the case may be, of the FCA and (iii) any waiting periods required by applicable Law for the consummation of such Transfer or Exercise have expired or been terminated. For the avoidance of doubt, an Investor Warrant may be exercised in part to the extent that such filing, registration, notification, approval, waiver or expiration or termination of any waiting period is not necessary or required.

(c) Limitation on Exercise.

(i) Notwithstanding anything to the contrary, no Investor Warrant may be exercised in contravention of applicable law, including without limitation, if applicable, Section 5 of the Securities Act or any of the rules and regulations promulgated thereunder.

(ii) Notwithstanding anything to the contrary, no Investor Warrant may be exercised to the extent that such exercise would result in a violation of Article IV(d) of the Company’s Certificate of Incorporation with all references therein to the term “Transfer” and words of similar import being read as reference to the term “issue” and words of similar import.

(d) Regulation S Warrants.

(i) Without limiting the other restrictions set forth in this Section 9, each Holder of a Regulation S Warrant or the securities issued upon the exercise thereof agrees that for a period of one year from the date hereof (the “distribution compliance period”), in the event of a Transfer of the Regulation S Warrants or the securities issuable upon the exercise thereof, the Holder will (A) ensure that the Transfer is not made to a U.S. person unless pursuant to an exemption from registration under the Securities Act or such Investor Warrant or the securities issued upon the exercise thereof, as applicable, have been registered under the Securities Act; (B) unless the Investor Warrants or the securities issued upon the exercise thereof have been registered under the Securities Act, require the transferee to certify that it either (I) is not a U.S. person, is not acquiring the Securities for the account or benefit of a U.S. person and is acquiring such securities in an “offshore transaction” as defined in Regulation S, or (II) it is acquiring the Securities in a transaction that does not require registration under the Securities Act; (C) require that the transferee agree to resell or otherwise Transfer the Regulation S Warrants or the securities issuable upon the exercise thereof only in accordance with Regulation S, pursuant to an

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effective registration statement under the Securities Act or pursuant to an exemption from registration and not to engage in hedging transactions unless in compliance with the Securities Act; and (D) disclose that the Regulation S Warrants or the securities issuable upon the exercise thereof have not been registered under the Securities Act and cannot be sold in the United States or to U.S. persons absent registration under the Securities Act or an exemption from such registration. In connection with such a Transfer, the Company will (x) ensure that the Regulation S Warrants or the securities issuable upon the exercise thereof bear a legend as set forth in Section 2 hereof; (y) refuse to register any transfer of Regulation S Warrants or the securities issuable upon the exercise thereof not made in accordance with Regulation S, pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from registration; and (z) send a confirmation to the transferee stating that the transferee is subject to the foregoing restrictions on Transfers.

(ii) Without limiting the other restrictions set forth in this Section 9, each Holder of a Regulation S Warrant or the securities issued upon the exercise thereof agrees (A) it will not engage in hedging transactions unless in compliance with the Securities Act and (B) any Transfer of Regulation S Warrants or the securities issued upon the exercise thereof will be made only in accordance with the provisions of this Section 9. The Holder acknowledges that the Company will refuse to register any Transfer not made in accordance with the foregoing provisions.

(iii) Without limiting the other restrictions set forth in this Section 9, no Regulation S Warrant may be exercised unless the exercising Holder shall have delivered to the Company (1) a certification, reasonably acceptable to the Company, that it is not a U.S. person (as defined in Regulation S) and the Regulation S Warrant is not being exercised on behalf of a U.S. person (as defined in Regulation S), and it is purchasing the shares of Common Stock in an offshore transaction in accordance with Regulation S or (2) an opinion of counsel reasonably acceptable to the Company to the effect that the Regulation S Warrant and the securities delivered upon exercise thereof have been registered under the Securities Act or are exempt from registration thereunder.

(e) Stockholders Agreement.

(i) So long as the Stockholders Agreement remains in effect, any Holder or its permitted assigns that holds Investor Warrants or receives shares of Common Stock upon the valid exercise of an Investor Warrant shall be subject to the Stockholders Agreement and bound by all the terms and conditions thereof as if an original party thereto and shall execute a joinder to the Stockholders Agreement.

(ii) The Stockholders Agreement as initially adopted contains, and as any given date prior to the expiration of the Investor Warrants may continue to contain, certain restrictions on transfer applicable to the Investor Warrants. By receiving an Investor Warrant, a Holder agrees that it and the Investor Warrant are subject to, and bound by, the restrictions on transfer set forth in the Stockholders Agreement.

Section 10. Replacement of Investor Warrants. Upon receipt of evidence satisfactory to the Company and the Warrant Agent of the loss, theft, destruction or mutilation of a Warrant Certificate and, in the case of loss, theft or destruction, upon delivery of an indemnity reasonably satisfactory to the Company and the Warrant Agent, or, in the case of mutilation, upon surrender and cancellation thereof, the Warrant Agent will issue a new warrant certificate of like tenor for a number of Investor Warrants equal to the number of Investor Warrants evidenced by such Warrant Certificate.

Section 11. Governing Law. THIS AGREEMENT AND THE INVESTOR WARRANTS ISSUED HEREUNDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

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Section 12. Rights Inure to Holder. The Investor Warrants evidenced by a Warrant Certificate will inure to the benefit of and be binding upon the Holder thereof and the Company and their respective successors and permitted assigns. Nothing in this Agreement shall be construed to give to any Person other than the Company and the Holder thereof any legal or equitable right, remedy or claim under a Warrant Certificate, and such Warrant Certificate shall be for the sole and exclusive benefit of the Company and such Holder. Nothing in this Agreement shall be construed to give a Holder any rights as a holder of shares of Common Stock until such time, if any, as the Investor Warrants evidenced by its Warrant Certificate are exercised in accordance with the provisions hereof.

Section 13. Warrant Agent.

(a) Reliance on Company Statement. Whenever in the performance of its duties under this Agreement, the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a statement signed by the Chief Executive Officer, Chief Operating Office, Chief Financial Officer or another executive officer of the Company and delivered to the Warrant Agent. The Warrant Agent may rely upon such statement for any action taken or suffered in good faith by it pursuant to the provisions of this Agreement.

(b) Compensation and Indemnity.

(i) For services rendered hereunder, the Warrant Agent shall be entitled to such compensation as shall be agreed to in writing between the Company and the Warrant Agent and the Company promises to pay such compensation and to reimburse the Warrant Agent for the out-of-pocket expenses (including attorneys’ and other professionals’ fees and expenses) incurred by it in connection with the services rendered by it hereunder. The provisions of this paragraph shall survive the termination of this Agreement and the resignation or removal of the Warrant Agent.

(ii) The Company agrees to indemnify the Warrant Agent and its Affiliates and their respective employees, officers or directors for, and to hold it harmless against, any and all loss, liability, damage, claim, cost or expense, including reasonable attorneys’ fees and expenses (including the reasonable costs and expenses of defending against any claim of liability, regardless of who asserts such claim), incurred by the Warrant Agent that arises out of or in connection with its accepting appointment as, or acting as, Warrant Agent hereunder, except such losses, liabilities, damages, claims, costs or expenses as may result from the gross negligence or willful misconduct of, or breach of this Agreement by, the Warrant Agent, its Affiliates or any of its or their officers, directors, employees, managers, agents and advisors (including without limitation persons retained by the Warrant Agent to provide services hereunder as set forth in Section 13(q)) (as determined by a court of competent jurisdiction in a final and non-appealable judgment). The Warrant Agent shall incur no liability and shall be indemnified and held harmless by the Company for, or in respect of, any actions taken, omitted to be taken or suffered to be taken in good faith by the Warrant Agent in reliance upon any signature, endorsement, assignment, certificate, order, request, notice, instruction or other instrument or document believed by the Warrant Agent to be valid, genuine and sufficient and in effecting any exercise or transfer of an Investor Warrant believed by it in good faith to be authorized, and in delaying or refusing in good faith to effect any exercise or transfer of an Investor Warrant. The Warrant Agent shall notify the Company, by letter or facsimile transmission, of a claim against the Warrant Agent or of any action commenced against the Warrant Agent, promptly after the Warrant Agent shall have received written notice thereof (to the extent not prohibited by applicable law). The failure of the Warrant Agent to so notify the Company shall not in any way relieve the Company of its obligations pursuant to this Section 13(b) except to the extent that the Company is prejudiced by such failure or delay. The Company shall be entitled to participate at its own expense in the defense of any such claim or other action and, if the Company so elects, the Company shall assume the defense of any suit brought to enforce any such claim. In the event that the Company shall assume the defense of any such suit, the Company shall not

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be liable for the fees and expenses incurred thereafter of any counsel retained by the Warrant Agent, so long as the Company shall retain counsel reasonably satisfactory to the Warrant Agent (it being understood that it would be unreasonable for Parent to withhold approval for Akin Gump Strauss Hauer & Feld LLP to serve as such counsel); provided that the Company shall not be entitled to assume the defense of any such action if the named parties to such action include both the Warrant Agent and the Company and representation of both parties by the same legal counsel would, in the written opinion of the Warrant Agent’s counsel, be inappropriate due to actual or potential conflicting interests between the Warrant Agent and the Company. The provisions of this paragraph shall survive the termination of this Agreement and the resignation or removal of the Warrant Agent.

(c) Exclusions. The Warrant Agent shall have no responsibility with respect to the validity of this Agreement or with respect to the validity or execution of any Warrant Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant Certificate; nor shall it be responsible to make any adjustments required under the provisions of Section 4 hereof (other than in reliance upon and as directed by requests by the Company to make such adjustments) or responsible for the manner, method, or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued pursuant to this Agreement or any Investor Warrant or as to whether any shares of Common Stock will when issued be valid and fully paid and nonassessable.

(d) Acceptance of Agency. The Warrant Agent hereby accepts the agency established by this Agreement and agrees to perform the same upon the terms and conditions herein set forth and among other things, shall account promptly to the Company with respect to Investor Warrants exercised and concurrently account for, and pay to the Company, all moneys received by the Warrant Agent for the purchase of shares of the Company’s Common Stock through the exercise of Investor Warrants.

(e) Payment of Taxes. The Company shall from time to time promptly pay all taxes and charges that may be imposed upon the Company or the Warrant Agent in respect of the issuance or delivery of shares of Common Stock upon the exercise of Investor Warrants, but the Company shall not be obligated to pay any transfer taxes in respect of the Investor Warrants or such shares.

(f) Appointment of Successor Warrant Agent. The Warrant Agent, or any successor to it hereafter appointed, may resign its duties and be discharged from all further duties and liabilities hereunder after giving 60 days’ notice in writing to the Company. If the office of the Warrant Agent becomes vacant by resignation or incapacity to act or otherwise, the Company shall appoint in writing a successor Warrant Agent in place of the Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such resignation or incapacity by the Warrant Agent or by the Holder of an Investor Warrant (who shall, with such notice, submit his, her, or its Investor Warrant for inspection by the Company or such other evidence reasonably satisfactory to the Company), then the Company may serve as the Warrant Agent. If the Company does not agree to serve as the Warrant Agent within 10 days after such 30 day period, then the Holder of any Investor Warrant may apply to the Supreme Court of the State of New York for the County of New York for the appointment of a successor Warrant Agent at the Company’s cost. After appointment, any successor Warrant Agent shall be vested with all the authority, powers, rights, immunities, duties, and obligations of its predecessor Warrant Agent with like effect as if originally named as Warrant Agent hereunder, without any further act or deed; but if for any reason it becomes necessary or appropriate, the predecessor Warrant Agent shall execute and deliver, at the expense of the Company, an instrument transferring to such successor Warrant Agent all the authority, powers, and rights of such predecessor Warrant Agent hereunder; and upon request of any successor Warrant Agent the Company shall make, execute, acknowledge, and deliver any and all instruments in writing for more fully and effectually vesting in and confirming to such successor Warrant Agent all such authority, powers, rights, immunities, duties, and obligations.

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(g) Notice of Successor Warrant Agent. In the event a successor Warrant Agent shall be appointed, the Company shall give written notice thereof to the predecessor Warrant Agent and the transfer agent for the Common Stock not later than the effective date of any such appointment.

(h) Merger or Consolidation of Warrant Agent. Any corporation into which the Warrant Agent may be merged or with which it may be consolidated or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party shall be the successor Warrant Agent under this Agreement without any further act.

(i) Further Assurances. The Company agrees to perform, execute, acknowledge, and deliver or cause to be performed, executed, acknowledged, and delivered all such further and other acts, instruments, and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing of the provisions of this Agreement.

(j) The Warrant Agent shall not be liable for any act or omission by it unless such act or omission constitutes gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable judgment); in no event shall the Warrant Agent be liable to any Holder, the Company or any third party for special, punitive, indirect or consequential damages, including but not limited to lost profits, irrespective of whether the Warrant Agent has been advised of the likelihood of such loss or damage and regardless of the form of action arising in connection with this Agreement.

(k) The Warrant Agent shall have no duties or obligations other than those specifically set forth herein or as may be subsequently agreed to in writing between the Warrant Agent and the Company.

(l) The Warrant Agent makes no representations and has no responsibility for the validity, sufficiency, value or genuineness of any of the Warrant Certificates and the Warrant Agent assumes no responsibility with respect to the distribution of the Warrant Certificates except as herein otherwise provided.

(m) The Warrant Agent shall not be obligated to take any action hereunder which might in the Warrant Agent’s judgment involve any risk of expense, loss or liability, unless it shall have been furnished with indemnity and/or security reasonably satisfactory to it; provided, however, that this provision shall not affect the power of the Warrant Agent to take such action as it may consider proper, whether with or without any such security or indemnity.

(n) The Warrant Agent may conclusively rely on and shall be protected in acting or refraining from acting upon any statement, request, document, certificate, agreement, opinion, notice, letter or other instrument whatsoever not only as to its due execution and validity and effectiveness of its provisions, but also as to the truth and accuracy of any information contained therein, which the Warrant Agent shall in good faith reasonably believe to be genuine and to have been signed or presented by the proper person or persons.

(o) The Warrant Agent may conclusively rely on and shall be protected in acting or refraining from acting upon written or oral instructions from any officer of the Company.

(p) The Warrant Agent may consult with counsel it selects, including in-house counsel, with respect to any questions relating to its duties and responsibilities and the advice or opinion of such counsel, or any opinion of counsel to the Company provided to the Warrant Agent shall be full and complete authorization and protection in respect of any reasonable action taken, suffered or omitted to be taken by the Warrant Agent hereunder in accordance with the advice or opinion of such counsel.

(q) The Warrant Agent may perform any duties hereunder either directly or by or through agents and attorneys and the Warrant Agent shall not be responsible for any misconduct or negligence (other than willful misconduct or gross negligence) on the part of any agent or attorney appointed with due care by it hereunder.

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(r) The Warrant Agent, its officers, directors, employees and shareholders may become the owners of, or acquire any interest in, any Warrant Certificate, with the same rights that it or they would have if it were not the Warrant Agent, and may engage or be interested in any financial or other transaction with the Company as freely as if it were not the Warrant Agent.

(s) The statements contained herein and in the Warrant Certificates shall be taken as statements of the Company and the Warrant Agent assumes no responsibility for the correctness of the same except such as describe the Warrant Agent or action taken or to be taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrant Certificates except as herein otherwise provided.

(t) The Warrant Agent shall not at any time be under any duty or responsibility to any holder of any Warrant Certificate to make or cause to be made any adjustment of the Exercise Price or number of the Warrant Shares or other securities or property deliverable as provided in this Agreement, or to determine whether any facts exist which may require any adjustments, or with respect to the nature or extent of any such adjustments, when made, or with respect to the method employed in making the same. The Warrant Agent shall not be accountable with respect to the validity, value or the kind or amount of any Warrant Shares or of any securities or property which may at any time be issued or delivered upon the exercise of any Investor Warrant or with respect to whether any such Warrant Shares or other securities will when issued be validly issued and fully paid and nonassessable, and makes no representation with respect thereto.

(u) Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Warrant Agent shall have any liability to any holder of a Warrant Certificate or other person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation; provided that the Company must use commercially reasonable efforts to have any such order, decree or ruling lifted, stayed or otherwise overturned.

(v) In addition to the foregoing, the Warrant Agent shall be protected and shall incur no liability for, or in respect of, any action taken or omitted by it in connection with its administration of this Agreement if such acts or omissions are in reliance upon (i) the proper execution of the certification concerning beneficial ownership appended to the form of assignment and the form of the election attached hereto unless the Warrant Agent shall have actual knowledge that, as executed, such certification is untrue, or (ii) the non-execution of such certification including, without limitation, any refusal to honor any otherwise permissible assignment or election by reason of such non-execution.

Section 14. Amendments; Waiver. Except as otherwise provided herein, this Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company, the Warrant Agent and (i) the Holders of two-thirds of the then outstanding Investor Warrants, (ii) Elliott, and (iii) either Metro SPV or Mudrick; provided, that (1) no amendment, waiver or modification that would disproportionately and adversely affect any Holder in any material respect as compared to other Holders shall be effective against such Holder without the written consent of such Holder, and (2) Section 9(e)(ii) may not be waived, modified or amended without the consent of such persons that would be required to waive, modify or amend such transfer restrictions set forth in the Stockholders Agreement. Notwithstanding the foregoing, this Agreement may be amended without the consent of any Holder for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein to the extent such amendments do not adversely affect the interest of any Holder. No provision hereunder may be waived other than in a written instrument executed by the waiving party; provided, however, that the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the Company shall have obtained the written consent of those Holders of Investor Warrants whose consent would have been required to amend this Agreement to strike such prohibition on, or obligation of, the Company from this Agreement. For the avoidance of doubt, with respect to this Section 14, each stockholder that is party to the Stockholders Agreement is a third-party

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beneficiary to clause (2) of the proviso to the first sentence of this Section 14 and is entitled to the rights and benefits thereunder and may enforce the application of such proviso.

Section 15. Headings. The section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

Section 16. Counterparts. This Agreement may be executed in multiple counterparts with the same effect as if all signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument. This Agreement, to the extent signed and delivered by means of a facsimile machine or electronic delivery (i.e., by email of a PDF signature page), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or by electronic delivery as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

Section 17. Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future applicable laws during the term thereof, such provision shall be fully severable, this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part thereof, and the remaining provisions thereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement, a legal, valid, and enforceable provision as similar in terms to the illegal, invalid, or unenforceable provision as may be possible.

Section 18. Persons Benefitting. This Agreement shall be binding upon the Company and the Warrant Agent and shall inure to the benefit of, and the obligations created hereby shall be binding upon, the successors and assigns of each of the parties hereto and nothing in this Agreement, express or implied, is intended to or shall confer, except as otherwise provided in this Section 18, upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. Each Holder, by acceptance of an Investor Warrant Certificate, agrees to all of the terms and provisions of this Agreement applicable thereto, and each such Holder shall be deemed to be a third party beneficiary of this Agreement. The Warrant Agent may assign or transfer its rights under this Agreement to any of its Affiliates without the prior written consent of any party hereto, provided that the Warrant Agent shall notify the Company in writing of such assignment or transfer promptly following the effectiveness thereof, and such Affiliate or Affiliates, as the case may be, shall be bound by the terms and conditions of this Agreement as if a party hereto.

Section 19. Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties with respect to the subject matter hereof and supersedes all prior oral and written, and all contemporaneous oral, agreements and understandings relating to the subject matter hereof.

Section 20. Termination. This Agreement shall terminate upon the earlier of (i) one day after the end of the Exercise Period or, if and to the extent applicable, the delivery by the Company to the Holders of all shares of Common Stock and other securities or property in respect of all Investor Warrants duly exercised during the Exercise Period and (ii) when all Investor Warrants have been exercised upon the delivery to the Holders of all shares of Common Stock and other securities or property in respect of all Investor Warrants duly exercised. Notwithstanding the foregoing, Section 13(b) shall survive the termination of this Agreement and the resignation or removal of the Warrant Agent.

Section 21. Notices. All notices and other communications hereunder will be in writing and will be deemed duly given (a) on the date of delivery if delivered personally, or if by facsimile, upon written confirmation of

16

receipt by facsimile, e mail or otherwise (including electronic confirmation of successful transmission generated by the facsimile machine of the sender), (b) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier service or (c) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder will be delivered, if to the Company or the Warrant Agent, to the address set forth below, or if to any Holder, to the address set forth in the Warrant Register, or in each case pursuant to such other instructions as may be designated in writing by the party to receive such notice:

If to the Company:

Affinion Group Holdings, Inc.

6 High Ridge Park

Stamford, CT 06905

Phone: (203) 956-1237

Attention: Brian Fisher, Esq.

Electronic mail: bfisher@affiniongroup.com

with a copy (which shall not constitute notice) to:

Akin Gump Strauss Hauer & Feld LLP

One Bryant Park

New York, NY 10036

Attention: Rosa A. Testani

Facsimile: 212-872-8115

Electronic mail: rtestani@akingump.com

If to the Warrant Agent:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn NY 11219

Attention: Relationship Management

Electronic mail: [●]

With a copy to:

American Stock Transfer & Trust Company, LLC

48 Wall Street, 22nd Floor

New York, NY 10005

Attention: Legal Department

Email: legalteamAST@astfinancial.com

Section 22. Force Majeure. In no event shall the Warrant Agent be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Warrant Agent shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

Section 23. Patriot Act. The parties hereto acknowledge that in accordance with Section 326 of the U.S.A. Patriot Act, the Warrant Agent, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Warrant Agent. The parties to this Agreement agree that they will provide the Warrant Agent with such information as it may reasonably request in order for the Warrant Agent to satisfy the requirements of the U.S.A. Patriot Act.

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Section 24. Notice to Holders of Investor Warrants.

(a) The Company shall give prompt written notice (and in any event, no later than two (2) Business Days) to the Holders upon receipt of notice from a Tag-Along Seller (as defined in the Shareholders Agreement) of such Tag-Along Seller’s intention to consummate a Transfer (as defined in the Shareholders Agreement) pursuant to Section 4.3(b) of the Shareholders Agreement.

(b) For the avoidance of doubt, any Holder that elects to exercise, in accordance with Section 3, all or any portion of its Investor Warrants in connection with any of the events requiring notice pursuant to this Section 24 may condition such exercise upon the actual taking of the vote or consummation of the transaction, as applicable. To the extent a Holder elects to exercise all or any portion of its Investor Warrants pursuant to this Section 24, the Company will provide such Holder with the opportunity to execute a joinder to the Stockholders Agreement.

Section 25. Definitions. For the purposes of this Warrant Certificate, the following terms shall have the meanings indicated below:

“Affiliate” means with respect to any specified Person, any other Person directly or indirectly Controlling, Controlled by or under direct or indirect common Control with such specified Person.

“Agreement” has the meaning given it in the Preamble.

“Board” means the board of directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law or executive order to close.

“Cashless Exercise” has the meaning given it in Section 3.

“Common Stock” has the meaning given it in the Recitals.

“Company” has the meaning given it in the Preamble.

“Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and the policies of a Person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), and the terms “Controlled by” and “Controlling” shall have correlative meanings.

“Derivative Security” means any right, option, warrant or other security convertible into or exercisable for Common Stock.

“Domestic Restricted Warrant” means an Investor Warrant issued in reliance on Regulation D or Section 4(a)(2) of the Securities Act.

“Elliott” means [    ].

“Equity Incentive Plans” means any equity incentive plans for officers, employees or directors of the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated from time to time thereunder.

“Exercise Notice” has the meaning given it in Section 3(a).

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“Exercise Price” is equal to $[        ]1 per share.

“Exercise Period” means, with respect to any Investor Warrant, on any Business Day after the date hereof and on or before the Expiration Date.

“Expiration Date” means the earlier to occur of (i) 5:00 p.m., New York City time, on [April] [ ], 2024, (ii) five Business Days following notice that a Sale of the Company had occurred, if the Holder has not received at least five Business Days’ prior notice thereof or (iii) upon the consummation of a Sale of the Company if the Holder has received at least five Business Days’ prior notice thereof.

“Fair Market Value” means the amount which a willing buyer, under no compulsion to buy, would pay a willing seller, under no compulsion to sell, in an arm’s-length transaction but in all events without application of any minority, illiquidity, transfer or voting restriction, or similar discounts or reductions.

“FCA” means the U.K. Financial Conduct Authority.

“Governmental Entity” means any U.S. or non-U.S. federal, national, supranational, state, provincial, local or similar government, governmental, regulatory or administrative authority, branch, agency or commission or any court, tribunal, or arbitral or judicial body.

“Holder” has the meaning given it in Section 2(c)(ii).

“Investor Warrant” means an Investor Warrant in substantially the form attached as Exhibit A hereto.

“Issue Date” means April [    ], 2019.

“Law” means any statute, law, ordinance, regulation, rule, code, executive order, injunction, judgment, decree or order of any Governmental Entity.

“Market Price” per share of Common Stock means, on any date specified herein: (a) if the Common Stock is then listed or admitted to trading on any national securities exchange, the average of the high and low trading prices of the Common Stock on such date; (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security, the average of the high and low sale prices of the Common Stock on such date; (c) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the reported high bid and low asked price of the Common Stock on such date as shown by NASDAQ or reported by any member firm of the NYSE selected by the Company; or (d) if neither (a), (b) nor (c) is applicable, the Fair Market Value per share determined in good faith by the Board.

“Metro SPV” means Metro SPV LLC.

“Mudrick” means Mudrick Capital Management, L.P.

“NASDAQ” means the Nasdaq Stock Market.

“Number Issuable” with respect to an Investor Warrant has the meaning given it in Section 4(a).

“NYSE” means the New York Stock Exchange, Inc.

“Person” means any individual, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

[1]	Struck at a $1.75 billion valuation.

19

“Regulation D” means Regulation D promulgated under the Securities Act.

“Regulation S” means Regulation S promulgated under the Securities Act.

“Regulation S Warrant” means an Investor Warrant issued pursuant to Regulation S.

“Required Consents” means the material filings, registrations, notifications, approvals, waivers or expiration or termination of any waiting periods that are necessary or required, as set forth in Section 9(b).

“Sale of the Company” means a transaction or series of related transactions pursuant to which (i) a person or group (as such terms are used and defined in Rule 13d-3 promulgated under the Exchange Act) (other than a Subsidiary of the Company) acquires or otherwise becomes the beneficial owner of more than 50% of the Company’s issued and outstanding Common Stock or (ii) the Company consummates the sale of all or substantially all of its assets, on a consolidated basis to any Person (other than a Subsidiary of the Company).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated from time to time thereunder.

“Stockholders Agreement” means that certain Stockholders Agreement, dated as of [April] [ ], 2019, as may be amended from time to time in accordance with its terms, by and among the Company and the stockholders party thereto, as in effect from time to time, and any successor agreement thereto.

“Subsidiary” means, with respect to any Person (herein referred to as the “parent”) (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, controlled or held, or (b) that is, at the time any determination is made, otherwise controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Transaction” has the meaning given it in Section 4(c).

“Transfer” means any voluntary or involuntary attempt to, directly or indirectly through the transfer of interests in controlled Affiliates or otherwise, sell, assign, transfer, grant a participation in, pledge or otherwise dispose of any Investor Warrants, or the consummation of any such transaction, or taking a pledge of, any of the Investor Warrants; provided, however, that a transaction that is a pledge shall not be deemed to be a Transfer, but a foreclosure pursuant thereto shall be deemed to be a Transfer; provided, further, that, with respect to any widely held “investment company” as defined in the Investment Company Act of 1940, as amended, a sale, transfer, assignment, pledge, hypothecation, encumbrance or other disposition of ownership interests in such investment company shall not be deemed a Transfer. The term “Transferred” shall have a correlative meaning.

“Transfer Agent” has the meaning given it in Section 2.

“Warrant Agent” has the meaning given it in the Preamble.

“Warrant Certificate” has the meaning given it in Section 2(a).

“Warrant Exercise Documentation” has the meaning given it in Section 3(a).

*    *     *    *    *

20

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first written above.

AFFINION GROUP HOLDINGS, INC.

By:
Name: Title

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Warrant Agent

By:
Name: Title

[Signature Page to Investor Warrant Agreement]

Exhibit A – Form of Investor Warrant

SPECIMEN WARRANT CERTIFICATE

THIS INVESTOR WARRANT WILL BE VOID IF NOT EXERCISED PRIOR TO 5:00 P.M.

NEW YORK CITY TIME, APRIL [    ], 2029

[LEGEND TO BE INSERTED IN ACCORDANCE WITH SECTION 2]

AFFINION GROUP HOLDINGS, INC.

INVESTOR WARRANT TO PURCHASE COMMON STOCK

WARRANT NO.: A –	NUMBER OF INVESTOR WARRANTS:

THIS CERTIFIES THAT, for value received [●] is the registered holder of an Investor Warrant or Investor Warrants (the “Investor Warrant”) to purchase one fully paid and non-assessable share of Common stock, par value $0.01 per share (“Common Stock”), of AFFINION GROUP HOLDINGS, INC., a Delaware corporation (the “Company”), for each Investor Warrant evidenced by this Warrant Certificate. Subject to the conditions set forth herein and in the Investor Warrant Agreement dated as of [April] [ ], 2019, by and between the Company and the Warrant Agent, as in effect from time to time (the “Investor Warrant Agreement”) (including as referenced therein the restrictions on exercise and transfer set forth in the Company’s organizational documents), as in effect from time to time, the Investor Warrant entitles the holder thereof to purchase from the Company, at any time during the Exercise Period and terminating on the Expiration Date, such number of shares of Common Stock of the Company at the price of $[        ] per share (as may be adjusted in accordance with the terms of the Investor Warrant Agreement) upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent.

Payment of the Exercise Price may be made, at the option of the holder of the Investor Warrant and subject to conditions set forth herein and in the Investor Warrant Agreement, by the following methods (or any combination thereof): (1) in cash or by wire transfer of immediately available funds; (2) by a certified or official bank check payable to the order of the Company; or (3) by means of a Cashless Exercise pursuant to Section 3(a)(ii) of the Investor Warrant Agreement. In no event shall the registered holder of this Investor Warrant be entitled to receive a net-cash settlement or other consideration in lieu of a physical settlement in shares of Common Stock. The Investor Warrant Agreement provides that upon the occurrence of certain events the number of shares of Common Stock purchasable hereunder, set forth on the face hereof, may, subject to certain conditions, be adjusted. The term “Exercise Price” as used in this Warrant Certificate refers to the price per Share at which Shares may be purchased at the time the Investor Warrant is exercised.

No fraction of a share of Common Stock will be issued upon any exercise of an Investor Warrant. If, upon exercise of an Investor Warrant, a holder would be entitled to receive a fractional interest in a share of Common Stock, the Company shall, upon exercise, round down to the nearest whole number the number of shares of Common Stock to be issued to the Investor Warrant holder and shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Market Price of a share of Common Stock on the Business Day which next precedes the day of exercise.

Upon any exercise of the Investor Warrant for less than the total number of full shares of Common Stock provided for herein, there shall be issued to the registered holder hereof or his, her, or its assignee a new Warrant Certificate bearing the same restrictive legends, if any, covering the number of shares of Common Stock for which the Investor Warrant has not been exercised.

Warrant Certificates, when surrendered at the office or agency of the Warrant Agent by the registered holder hereof in person or by attorney duly authorized in writing, may be exchanged in the manner and subject to the

1

limitations provided in the Investor Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Investor Warrants.

Upon due presentment for registration of transfer of the Warrant Certificate at the office or agency of the Warrant Agent, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Investor Warrants shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Investor Warrant Agreement, without charge except for any applicable tax or other government charge.

The Company and the Warrant Agent may deem and treat the registered holder as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the registered holder, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

Except as set forth in the Investor Warrant Agreement, this Investor Warrant does not entitle the registered holder to any of the rights of a stockholder of the Company.

Capitalized terms used herein but not defined shall have the meaning set forth in the Investor Warrant Agreement.

*        *        *         *        *

2

AFFINION GROUP HOLDINGS, INC.

By:
Name:	Name:
Title:	Title:

DATED:

Countersigned

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Warrant Agent

By:
Authorized Signatory

[Signature Page to Investor Warrant of Affinion Group Holdings, Inc.]

Exhibit B

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER

TO EXERCISE INVESTOR WARRANTS

The undersigned holder hereby exercises the right to purchase                      shares of common stock, par value $0.01 per share (“Warrant Shares”), of AFFINION GROUP HOLDINGS, INC., a Delaware corporation (the “Company”), evidenced by the attached Warrant Certificate (the “Investor Warrant”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Investor Warrant Agreement (the “Agreement”), dated as of [April] [    ], 2019, by and between the Company and American Stock Transfer & Trust Company, LLC, as Warrant Agent, as in effect from time to time.

1.	Payment of Exercise Price (check applicable box).

[    ]  payment in the sum of $         [is enclosed] [has been wire transferred to the Company at the following account:                     ] in accordance with the terms of the Investor Warrant.

[    ]  Holder hereby elects to make the payment for the Warrant Shares in accordance with Section 3(a)(ii) of the Agreement.

2.	Confirmation. The undersigned hereby represents and warrants that the Required Consents have been made or obtained, as applicable.

3.

Delivery of Warrant Shares. The Company shall deliver the Warrant Shares in the name of the undersigned or in such other name as is specified below in accordance with Section 3(b) of the Agreement at the following address:

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)

and be delivered to

and, if such number of Investor Warrants shall not be all the Investor Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate bearing the same restrictive legends, if any, for the balance of such Investor Warrants be registered in the name of, and delivered to, the registered holder at the address stated below its signature.

4.	Representations and Warranties.

(i)	If the Investor Warrant is a Domestic Restricted Warrant (or any other Investor Warrant that is not a Regulation S Warrant) the undersigned hereby certifies:

[CHECK A OR B, AS APPLICABLE]

☐  A. that it is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended;

[OR]

☐  B. enclosed herewith is an opinion of counsel to the effect that the Regulation S Warrant and the securities delivered upon exercise thereof either (i) have been registered under the Securities Act or (ii) are exempt from registration thereunder.

(ii)	If the Investor Warrant is a Regulation S Warrant, the undersigned hereby certifies:

[CHECK A OR B, AS APPLICABLE]

☐  A. that it is not a U.S. person (as defined in Regulation S) or purchasing for the account or benefit of a U.S. person, other than a distributor, and it is purchasing the Warrant Shares in an offshore transaction in accordance with Regulation S;

[OR]

☐  B. enclosed herewith is an opinion of counsel to the effect that the Regulation S Warrant and the securities delivered upon exercise thereof either (i) have been registered under the Securities Act or (ii) are exempt from registration thereunder.

*        *        *         *        *

Dated:
(SIGNATURE)

(ADDRESS)

(TAX IDENTIFICATION NUMBER)

ACKNOWLEDGMENT

The Company hereby acknowledges receipt of this Exercise Notice and hereby undertakes, in accordance with Section 3(b) of the Agreement, to issue the above indicated number of shares of Common Stock upon satisfactory receipt of the Warrant Exercise Documentation and the restrictions on exercise and transfer set forth in the Agreement (including as referenced therein the restrictions on exercise and transfer set forth in the Agreement and in the Company’s organizational documents), in the name and to the address set forth above by the exercising holder.

AFFINION GROUP HOLDINGS, INC.

By:
Name:
Title:

Exhibit C

ASSIGNMENT

To be Executed by the Registered Holder in Order to Assign Investor Warrants

For Value Received,                                                                                       hereby sells, assigns and transfers unto

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)

and be delivered to
(PLEASE PRINT OR TYPE NAME AND ADDRESS)

                                                                          of the Investor Warrants represented by this Warrant Certificate and does hereby irrevocably constitute and appoint                                                               Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

By signing below, the transferring holder hereby represents and warrants to the Company that such holder is making this transfer in accordance with, and subject to the terms, conditions and restrictions set forth in, the Agreement and the Company’s organizational documents (collectively, the “Transfer Restrictions”).

Without limiting the Transfer Restrictions, if the transferring holder is seeking to transfer all or any portion of a Regulation S Warrant:

[CHECK A, B OR C, AS APPLICABLE]

☐   A.    such transferring holder hereby certifies as follows:

1.

The offer and sale of the Investor Warrants was not and will not be made to a person in the United States (unless such person is excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(vi) or the account held by it for which it is acting is excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(i) under the circumstances described in Rule 902(h)(3)) and such offer and sale was not and will not be specifically targeted at an identifiable group of U.S. citizens abroad.

2.

Unless the circumstances described in the parenthetical in paragraph 1 above are applicable, either (a) at the time the buy order was originated, the buyer was outside the United States or we and any person acting on our behalf reasonably believed that the buyer was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market, and neither we nor any person acting on our behalf knows that the transaction was pre-arranged with a buyer in the United States.

3.	Neither we, any of our affiliates, nor any person acting on our or their behalf has made any directed selling efforts in the United States with respect to the Investor Warrants.

4.	The proposed transfer of Investor Warrants is not part of a plan or scheme to evade the registration requirements of the Securities Act.

5.

If we are a dealer or a person receiving a selling concession, fee or other remuneration in respect of the Investor Warrants, and the proposed transfer takes place during the one-year distribution compliance period (as defined in Rule 902(f) of Regulation S), or we are an officer or director of the Company, we certify that the proposed transfer is being made in accordance with the provisions of Rule 904(b) of Regulation S.

[OR]

☐ B.    such transferring holder hereby certifies that the transferee is an “accredited investor” (as such term is defined under Rule 501(a) of Regulation D under the Securities Act) and the transfer will be exempt from registration under applicable federal, State and foreign securities law.

[OR]

☐ C.    enclosed herewith is an opinion of counsel to the effect that either (i) the Investor Warrant has been registered under the Securities Act or (ii) the proposed transfer is exempt from registration thereunder.

Notwithstanding the foregoing certification, in accordance with Section 9(a) of the Agreement, prior to permitting or giving effect to the transfer, the Company may require the transferring parties to furnish an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that the sale or transfer is exempt from the registration requirements of the Securities Act and applicable U.S. state or foreign securities law and indicating whether the new Warrant Certificates must bear a restrictive legend.

Furthermore, by signing below, the transferring holder hereby agrees and acknowledges that no sale, assignment or transfer of the Investor Warrants shall be effective except to the extent such sale, assignment or transfer complies fully with the Transfer Restrictions.

Dated:
(SIGNATURE)

THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER AND MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17 Ad – 15).

Appendix I

Holder’s Contact Information

Name:

Address:

City, State, Zip:

Telephone Number:

Facsimile Number:

E-mail Address:

EXHIBIT D

New Penny Warrant Agreement

[see attached]

Final Form

WARRANT AGREEMENT

This WARRANT AGREEMENT (this “Agreement”) is made as of April [●], 2019, by and between AFFINION GROUP HOLDINGS, INC., a Delaware corporation (the “Company”), and AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, a New York limited liability trust company (the “Warrant Agent”). Capitalized terms used herein but not otherwise defined shall have the meanings given them in Section 25 hereof.

RECITALS

WHEREAS, the Company proposes to issue Warrants (the “Warrants”) to purchase shares of Common Stock, par value $0.01 per share, of the Company (“Common Stock”) to certain investors (i) who participate in an exchange offer for Affinion Group, Inc.’s currently outstanding 12.5%/PIK Step-Up to 15.5% Notes due 2022 (the “Existing Notes”) being consummated on or about the date hereof (the “Exchange Offer”), (ii) pursuant to that certain Investor Purchase Agreement, dated as of February [28], 2019, by and among the Company and the investors party thereto (the “Investor Purchase Agreement”) or (iii) that exercise pre-emptive rights with respect to the proposed issuance of equity in the Exchange Offer or pursuant to the Investor Purchase Agreement (collectively, the “Initial Warrant Issuance”), in each case if and to the extent the issuance of common stock in the Company to such investors would require the consent of, or notice to, a governmental authority and such consent has not been obtained or notice has not been given;

WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance, registration, transfer, exchange, exercise and cancellation of the Warrants; and

WHEREAS, the Company desires to provide for the form and provisions of the Warrants, the terms upon which they shall be issued and exercised, and the respective rights, limitation of rights, and immunities of the Company, the Warrant Agent, and the Holders (as defined below).

AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

Section 1. Appointment of the Warrant Agent. The Company hereby appoints the Warrant Agent to act as an agent for the Company for the Warrants, and the Warrant Agent hereby accepts such appointment and agrees to perform the same in accordance with the terms and conditions set forth herein.

Section 2. Warrants.

(a) Form of Warrant.

(i) Each Warrant shall be issued in certificated form only in substantially the form attached as Exhibit A hereto, the provisions of which are incorporated herein, and shall be dated the date on which countersigned by the Warrant Agent, shall have such insertions as are appropriate or required or permitted by this Agreement and may have such letters, numbers or other marks of identification and such legends and endorsements typed, stamped, printed, lithographed or engraved thereon as the officers of the Company executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation pursuant thereto or with any rule or regulation of any securities exchange on which the Warrants may be listed, or to conform to usage. In the event a Person whose facsimile signature has been placed upon any Warrant shall have ceased to serve in the capacity in which such Person signed the Warrant before such Warrant is issued, it may be issued with the same effect as if he or she had not ceased to be such at the date of issuance.

(ii) Pending the preparation of definitive certificates representing the Warrants (“Warrant Certificates”), temporary Warrant Certificates may be issued, which may be printed, lithographed, typewritten, mimeographed or otherwise produced, and which will be substantially of the tenor of the definitive Warrant Certificates in lieu of which they are issued.

If temporary Warrant Certificates are issued, the Company will cause definitive Warrant Certificates to be prepared without unreasonable delay. After the preparation of definitive Warrant Certificates, the temporary Warrant Certificates shall be exchangeable for definitive Warrant Certificates evidencing Warrants of the same number and tenor upon surrender by the Holder of the temporary Warrant Certificates to the Warrant Agent at the office of the Warrant Agent, without charge to such Holder. Upon surrender for cancellation of any one or more temporary Warrant Certificates, the Company shall execute and the Warrant Agent shall countersign and deliver in exchange therefor Warrant Certificates of the same tenor and for a like aggregate number of Warrants. Until so exchanged, the temporary Warrant Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Warrant Certificates.

(iii) Each Warrant Certificate representing Domestic Restricted Warrants shall bear legends in substantially the following form:

“THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE ARE SUBJECT TO THE PROVISIONS OF A WARRANT AGREEMENT, DATED AS OF [APRIL] [    ], 2019, THE STOCKHOLDERS AGREEMENT, DATED AS OF [APRIL] [    ], 2019, AS AMENDED, AND THE CERTIFICATE OF INCORPORATION AND BY-LAWS OF AFFINION GROUP HOLDINGS, INC. (THE “COMPANY”), EACH AS MAY BE AMENDED FROM TIME TO TIME, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER AND EXERCISE SET FORTH THEREIN. COPIES OF THE WARRANT AGREEMENT, THE STOCKHOLDERS AGREEMENT, AND THE CERTIFICATE OF INCORPORATION AND BY-LAWS ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE ARE NOT AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR UNDER ANY U.S. STATE OR FOREIGN SECURITIES LAWS, IN RELIANCE UPON APPLICABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND SUCH STATE AND FOREIGN SECURITIES LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE IN CONTRAVENTION OF THE 1933 ACT OR ANY U.S. STATE OR FOREIGN SECURITIES LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE (INCLUDING THE SECURITIES TO BE ISSUED UPON THE EXERCISE OF THIS WARRANT) MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE 1933 ACT AND ANY APPLICABLE U.S. STATE OR FOREIGN SECURITIES LAWS, OR A CERTIFICATE EXECUTED BY AN AUTHORIZED OFFICER OF THE TRANSFEREE ACCEPTABLE TO THE COMPANY CERTIFYING THAT NO SUCH REGISTRATION IS REQUIRED.”

(iv) Each Warrant Certificate representing Regulation S Warrants shall bear legends in substantially the following form:

“THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE ARE SUBJECT TO THE PROVISIONS OF A WARRANT AGREEMENT, DATED AS OF [APRIL] [ ], 2019, THE STOCKHOLDERS AGREEMENT, DATED AS OF [APRIL] [ ], 2019, AS AMENDED, AND THE CERTIFICATE OF INCORPORATION AND BY-LAWS OF THE COMPANY, EACH AS MAY BE AMENDED FROM TIME TO TIME, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER AND EXERCISE SET FORTH THEREIN. COPIES OF THE WARRANT AGREEMENT, STOCKHOLDERS AGREEMENT, AND THE CERTIFICATE OF INCORPORATION AND BY-LAWS ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

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THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) AND HAVE INSTEAD BEEN ISSUED IN RELIANCE ON REGULATION S PROMULGATED UNDER THE 1933 ACT. AS A RESULT, THE SECURITIES REPRESENTED BY THIS CERTIFICATE (INCLUDING THE SECURITIES TO BE ISSUED UPON THE EXERCISE OF THIS WARRANT) MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION. ANY HEDGING TRANSACTIONS INVOLVING THIS WARRANT OR THE SECURITIES TO BE ISSUED UPON ITS EXERCISE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. THE COMPANY WILL NOT REGISTER ANY TRANSFER OF THIS WARRANT OR THE SECURITIES TO BE ISSUED UPON ITS EXERCISE NOT MADE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. THE COMPANY MAY REQUIRE A CERTIFICATE EXECUTED BY AN AUTHORIZED OFFICER OF THE TRANSFEREE IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY CERTIFYING THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE 1933 ACT.”

(v) Each of the certificates representing the shares issued upon the exercise of a Domestic Restricted Warrant shall bear legends in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF THE STOCKHOLDERS AGREEMENT OF AFFINION GROUP HOLDINGS, INC. (THE “COMPANY”), DATED AS OF [APRIL] [    ], 2019, AS AMENDED, AND THE CERTIFICATE OF INCORPORATION AND BY-LAWS OF THE COMPANY, EACH AS MAY BE AMENDED FROM TIME TO TIME, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER SET FORTH THEREIN. COPIES OF THE STOCKHOLDERS AGREEMENT AND THE CERTIFICATE OF INCORPORATION AND BY-LAWS ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE NOT REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR UNDER ANY U.S. STATE OR FOREIGN SECURITIES LAWS, IN RELIANCE UPON APPLICABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND SUCH STATE AND FOREIGN SECURITIES LAWS. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE IN CONTRAVENTION OF THE 1933 ACT OR ANY U.S. STATE OR FOREIGN SECURITIES LAWS. THE SHARES MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE 1933 ACT AND ANY APPLICABLE U.S. STATE OR FOREIGN SECURITIES LAWS, OR A CERTIFICATE EXECUTED BY AN AUTHORIZED OFFICER OF THE TRANSFEREE ACCEPTABLE TO THE COMPANY CERTIFYING THAT NO SUCH REGISTRATION IS REQUIRED.”

(vi) Each of the certificates representing shares issued upon the exercise of a Regulation S Warrant shall bear legends in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF THE STOCKHOLDERS AGREEMENT OF AFFINION GROUP HOLDINGS, INC. (THE “COMPANY”), DATED AS OF [APRIL] [ ], 2019, AS AMENDED, AND THE CERTIFICATE OF INCORPORATION AND BY-LAWS OF THE COMPANY, EACH AS MAY BE AMENDED FROM TIME TO TIME, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER SET FORTH THEREIN. COPIES OF THE STOCKHOLDERS AGREEMENT AND THE CERTIFICATE OF INCORPORATION AND BY-LAWS ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

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THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND HAVE INSTEAD BEEN ISSUED IN RELIANCE ON REGULATION S PROMULGATED UNDER THE 1933 ACT. AS A RESULT, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION. ANY HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. THE COMPANY WILL NOT REGISTER ANY TRANSFER OF THESE SECURITIES NOT MADE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. THE COMPANY MAY REQUIRE A CERTIFICATE EXECUTED BY AN AUTHORIZED OFFICER OF THE TRANSFEREE IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY CERTIFYING THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE 1933 ACT.”

(vii) Subject to the terms hereof, including without limitation, if applicable, the restrictions on exercise under securities law, this Agreement, the Stockholders Agreement and the Company’s Certificate of Incorporation and by-laws, each Warrant shall be exercisable for the number of shares of Common Stock set forth thereon as the same may be adjusted from time to time as set forth herein.

(b) Execution and Delivery of Warrant Certificates(c) .

(i) At any time and from time to time on or after the date of this Agreement, Warrant Certificates evidencing the Warrants may be executed by the Company and delivered to the Warrant Agent for countersignature, and the Warrant Agent shall, when, as and if directed by the Company in writing, countersign and deliver such Warrant Certificates to the respective Persons entitled thereto, as specified by the Company. The Warrant Agent is further hereby authorized to countersign and deliver Warrant Certificates as required by this Section 2(b), Section 2(c), Section 3(b)(iii), Section 4(a), Section 9(a), Section 10.

(ii) The Warrant Certificates shall be executed in the corporate name and on behalf of the Company by any of the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer or any one of the Executive Vice Presidents, Senior Vice Presidents or Vice Presidents of the Company, either manually or by facsimile signature printed thereon. The Warrant Certificates shall be countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company whose signature shall have been placed upon any of the Warrant Certificates shall cease to be such officer of the Company before countersignature by the Warrant Agent and issue and delivery thereof, such Warrant Certificates may, nevertheless, be countersigned by the Warrant Agent and issued and delivered with the same force and effect as though such person had not ceased to be such officer of the Company, and any Warrant Certificate may be signed on behalf of the Company by such person as, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company, although at the date of the execution of this Agreement any such person was not such officer.

(c) Register; Registered Holder.

(i) Warrant Register. The Warrant Agent shall maintain books (the “Warrant Register”) for the registration of original issuance and the registration of transfer of the Warrants in accordance with the restrictions on transfer set forth herein. Upon the initial issuance of any Warrants, the Warrant Agent shall issue and register the Warrants in the names of the respective Holders thereof in such denominations and otherwise in accordance with instructions delivered to the Warrant Agent by the Company.

(ii) Registered Holder. The term “Holder” shall mean any Person in whose name ownership in the Warrants shall be registered upon the Warrant Register. Prior to due presentment for registration or transfer

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of any Warrant, the Company and the Warrant Agent may deem and treat the Holder as the absolute owner of such Warrant and of each Warrant (notwithstanding any notation of ownership or other writing on a Warrant Certificate made by anyone other than the Company or the Warrant Agent), for the purpose of any exercise thereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

Section 3. Exercise of Warrant.

(a) Subject to this Section 3, Section 9 and securities law, each Warrant, when countersigned by the Warrant Agent, may be exercised, in whole or in part, by the Holder thereof during the Exercise Period applicable to such Warrant. Any exercise of a Warrant shall be effected by:

(i) delivery to the Warrant Agent at the office of Warrant Agent, or, if applicable, at the office of its successor as Warrant Agent, of: (A) the Warrant Certificate evidencing the Warrant, (B) a written notice in the form attached as Exhibit B hereto (the “Exercise Notice”), properly completed and executed, stating that such Holder elects to exercise the Warrants in accordance with the provisions of this Section 3, specifying the name or names in which such Holder wishes the certificate or certificates for shares of Common Stock to be issued and making the appropriate securities law representation contained therein, (B) to the extent the Stockholders Agreement is still in effect at the time of exercise, a joinder to the Stockholders Agreement, in form and substance reasonably acceptable to the Company and (C) to the extent the Restated Registration Rights Agreement dated as of [April] [    ], 2019 as may be amended from time to time (the “Registration Rights Agreement”) is still in effect at the time of exercise, a joinder to the Registration Rights Agreement, in form and substance reasonably acceptable to the Company; and

(ii) payment of the Exercise Price for the shares of Common Stock issuable upon exercise of such Warrants. Such Exercise Price shall be payable (A) by wire transfer of immediately available funds to the account of the Company, (B) by a certified or official bank check payable to the order of the Company or (C) by the surrender (which surrender shall be evidenced by cancellation of the number of Warrants represented by any Warrant certificate presented in connection with a Cashless Exercise (as defined below)) of a Warrant or Warrants (represented by one or more relevant Warrant certificates), and without the payment of the Exercise Price in cash, in return for the delivery to the surrendering Holder of that number of shares of Common Stock equal to (I) the number shares of Common Stock for which such Warrant is exercisable as of the date of exercise (if the Exercise Price were being paid in cash, wire transfer or certified or official bank check) reduced by (II) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the aggregate Exercise Price to be paid by (y) the Market Price of one share of Common Stock on the Business Day which next precedes the day of exercise of the Warrant. An exercise of a Warrant in accordance with clause (C) is herein referred to as a “Cashless Exercise.” The documentation and consideration, if any, delivered in accordance with this Section 3(a) are collectively referred to herein as the “Warrant Exercise Documentation.”

(b) As promptly as practicable, and in any event within five Business Days after receipt of the Warrant Exercise Documentation, the Company shall:

(i) deliver or cause to be delivered the certificates representing the number of validly issued, fully paid and non-assessable shares of Common Stock properly specified in the Warrant Exercise Documentation;

(ii) if applicable, deliver or caused to be delivered cash in lieu of any fraction of a share of Common Stock, as hereinafter provided; and

(iii) if less than the full number of Warrants evidenced by a Warrant Certificate are being exercised, deliver or cause to be delivered (and the Warrant Agent shall so deliver or cause to be delivered at the request of the Company) a new Warrant Certificate(s), of like tenor, for the number of Warrants evidenced by such Warrant Certificate, less the number of Warrants then being exercised.

(c) An exercise shall be deemed to have been made at the close of business on the date of delivery of the Warrant Exercise Documentation so that, to the extent permitted by applicable law, the Person entitled to receive

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shares of Common Stock upon such exercise shall be treated for all purposes as having become the Holder of such shares of Common Stock at such time. No such surrender shall be effective to constitute the Person entitled to receive such shares of Common Stock as the Holder thereof while the transfer books of the Company for Common Stock are closed for any purpose (but not for any period in excess of five Business Days), but any such surrender of this Warrant Certificate for exercise during any period while such books are so closed shall become effective for exercise immediately upon the reopening of such books, as if the exercise had been made on the date this Warrant Certificate was surrendered and for the number of shares of Common Stock specified in the Warrant Exercise Documentation and at the Exercise Price.

(d) The Company shall pay all expenses in connection with, and all taxes and other governmental charges (other than income taxes of the Holder) that may be imposed in respect of, the issue or delivery of any shares of Common Stock issuable upon the exercise of Warrants. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock in any name other than that of the Holder of the Warrants as recorded in the Warrant Register.

(e) In connection with the exercise of any Warrants, no fractions of shares of Common Stock shall be issued, but in lieu thereof the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Market Price of a share of Common Stock on the Business Day which next precedes the day of exercise. If more than one such Warrant shall be exercised by the Holder thereof at the same time, the number of full shares of Common Stock issuable on such exercise shall be computed on the basis of the total number of Warrants so exercised.

Section 4. Adjustments.

(a) Adjustment of Number Issuable. The number of shares of Common Stock issuable upon the valid exercise of a Warrant (the “Number Issuable”) shall be subject to adjustment from time to time as follows:

(i) In case the Company shall at any time or from time to time after the Issue Date:

(A) pay a dividend or make a distribution on the outstanding shares of Common Stock in capital stock of the Company;

(B) forward split or subdivide the outstanding shares of Common Stock into a larger number of shares; or

(C) reverse split or combine the outstanding shares of Common Stock into a smaller number of shares;

then, and in each such case (A) through (C), the Number Issuable in effect immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Company) so that the Holder of any Warrant thereafter exercised shall be entitled to receive the number of shares of Common Stock or other securities of the Company which such Holder would have owned or had been entitled to receive upon or by reason of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event. An adjustment made pursuant to this Section 4(a)(i) shall become effective retroactively (x) in the case of any such dividend or distribution, immediately prior to the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of any such split, subdivision, combination or reclassification, immediately prior to the close of business on the date upon which such corporate action becomes effective.

(ii) In case the Company shall at any time or from time to time distribute to holders of its Common Stock any assets (including but not limited to cash), securities, or warrants to purchase securities (including but not limited to new Common Stock), (the “Other Property”), then the Number Issuable after such record or other distribution date of such distribution of Other Property shall be determined by multiplying the Number Issuable immediately prior to such record or distribution date by a fraction, of which the denominator shall be the Market Price per share of Common Stock on the record or distribution date, less the Fair Market Value of the portion of the Other Property to be

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distributed to a holder of one share of Common Stock or other equity security, and the numerator shall be such Market Price. Such adjustment shall become effective immediately after the record or distribution date. Such adjustment shall be made whenever the distribution date is fixed, and in the event that such distribution is not so made, the number of shares of Common Stock purchasable hereunder shall again be adjusted to be the number that was in effect immediately prior to the record or distribution date. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 4(a)(ii) to the extent a holder of a Warrant participates in the distribution on an as-exercised basis in accordance with Section 7.

(iii) Notwithstanding anything to the contrary contained in this Section 4(a), the Company shall be entitled to make such upward adjustments in the Number Issuable, in addition to those otherwise required by this Section 4(a), as the Board in its discretion shall determine to be advisable in order that any stock dividend, split, subdivision or combination of shares, distribution of rights or warrants to purchase shares, stock or securities or distribution of securities convertible into or exchangeable for shares of Common Stock hereafter made the Company to its stockholders shall not be taxable; provided, however, that any such adjustment shall treat all holders of Warrants with similar protections on an equal basis.

(b) Reorganization, Reclassification. Consolidation. Merger or Sale of Assets. In case of any capital reorganization or reclassification or other change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a split, subdivision or combination), or in case of any consolidation or merger of the Company with or into another Person (other than a consolidation or merger in which the Company is the resulting or surviving person and which does not result in any reclassification or change of outstanding Common Stock), or in case of any sale or other disposition to another Person of all or substantially all of the assets of the Company, other than a sale/leaseback, mortgage or other similar financing transaction (any of the foregoing, a “Transaction”), the Company, and/or such successor or purchasing Person, as the case may be, shall make appropriate arrangements to provide that each Holder of a Warrant outstanding immediately prior to the consummation of the Transaction shall have the right thereafter to receive upon the exercise of such Warrant, in lieu of the Common Stock immediately theretofore acquirable, the kind and amount of shares, stock or other securities (of the Company or another issuer) or property or cash receivable upon such Transaction by a holder of the number of shares of Common Stock for which such Warrant could have been exercised immediately prior to such Transaction.

(c) Warrant Agent’s Disclaimer. The Warrant Agent has no duty to determine when an adjustment under this Section 4 should be made, how it should be made or what any such adjustment should be. The Warrant Agent makes no representation as to the validity or value of any securities or assets issued upon the exercise of any Warrants. The Warrant Agent shall not be responsible for the Company’s failure to comply with this Section 4.

Section 5. No Redemptions. The Company shall not have any right to redeem any of the Warrants evidenced hereby.

Section 6. Certain Covenants; Representations and Warranties of the Company

(a) Authorized Shares. The Company covenants and agrees that all shares of capital stock of the Company which may be issued upon the exercise of the Warrants will be duly authorized, validly issued and fully paid and non-assessable upon issuance and will be free and clear of all liens and will not be subject to any pre-emptive or similar rights. The Company shall at all times reserve and keep available solely for issuance upon the exercise of the Warrants, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the exercise of all outstanding Warrants, and shall take all action required to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common Stock to permit such reservation or to permit the exercise of all outstanding Warrants.

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(b) Certificate as to Adjustments. The Company shall deliver to the Warrant Agent and each of the Holders promptly following the consummation of any transaction which would result in an increase or decrease in the Number Issuable pursuant to Section 4 a notice thereof, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Number Issuable after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed to each of the Holders. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event. Within thirty days following the occurrence of any event requiring an adjustment pursuant to Section 4, the Company shall instruct the Warrant Agent, and in accordance with such instructions the Warrant Agent shall issue each Holder a new Warrant Certificate reflecting the required adjustment(s) to the Warrant, reasonably promptly (but in any event within ten days) following, and subject only to, the permanent surrender by the Holder of the Warrant Certificate for which such new Warrant Certificate relates.

(c) No Impairment. The Company will not, by amendment of its charter or through reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement or the Warrants issued hereunder, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of each Holder against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any shares of Common Stock obtainable upon the exercise of a Warrant and (ii) take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of a Warrant.

(d) Governmental Filings and Approvals.

(i) The Company hereby represents and warrants to each Holder that is a party to the Investor Purchase Agreement that, as of the date hereof, the Company has disclosed to such Holder the Governmental Entities (other than the FCA or with respect to filings required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or with respect to filings required under the competition laws of Germany or Turkey), whose consent (or notice to), arising from or related to the Company’s or its subsidiaries’ operations, would reasonably be expected to be required to be obtained or given by such Holder to exercise the Warrants acquired in the Initial Warrant Issuance, including to the extent reasonably required to permit such Holder to exercise its Warrants in light of the restrictions on exercise set forth in Section 9(c), except with respect to immaterial consents or notices.

(ii) The Company shall use commercially reasonable efforts to cooperate with any Holder that seeks to (i) obtain governmental regulatory approvals, consents or similar authorizations, or (ii) give notice to governmental regulators, in each case to the extent reasonably required to permit the Holder to exercise all or any portion of its Warrants, and shall reimburse such Holder for the filing fees, if any, associated with obtaining such approvals or giving such consents; provided, however, that the Company shall not be obligated under any circumstances to, among other things (1) make any dispositions or pledges of any of its assets, (2) grant or incur any lien or encumbrance or agree to any restriction on its business or conduct (affirmative or negative), (3) participate in any litigation or other civil or criminal procedure as a named plaintiff, defendant or otherwise or (4) incur any material out-of-pocket expenses.

Section 7. Dividends. Each Holder shall be entitled to any dividend, whether payable in cash, in kind or other property, that would be distributed to such Holder if such Holder’s Warrants had been converted in full into Common Stock immediately prior to the close of business on the record date for the determination of the stockholders entitled to receive such dividend.

Section 8. Holder Not Deemed a Stockholder. Except as specifically provided for herein (including, without limitation, Section 7), nothing contained in this Agreement shall be construed to (a) grant any Holder any rights to vote or receive dividends or be deemed the holder of shares of Common Stock of the Company for any

9

purpose, (b) confer upon any Holder any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, or (c) impose any liabilities on a Holder to purchase any securities or as a stockholder of the Company, whether asserted by the Company or creditors of the Company, prior to the issuance of the underlying shares of Common Stock.

Section 9. Certain Transfer and Exercise Restrictions.

(a) Subject to Applicable Securities Laws. No Warrant shall be sold or transferred unless either such Warrant first shall have been registered under the Securities Act or any applicable U.S. state or foreign securities law, or (i) upon reasonable request by the Company, the Company first shall have been furnished with a certificate executed by an authorized officer of the transferee in form and substance reasonably acceptable to the Company, or (ii) upon reasonable request by the Warrant Agent, the Warrant Agent first shall have been furnished with an opinion of legal counsel, in form and substance reasonably acceptable to the Warrant Agent, in each case such certificate or opinion to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act and applicable U.S. state or foreign securities law and bears a restrictive legend, if applicable. Any transfer of a Warrant and the rights represented by the corresponding Warrant Certificate shall be effected by the surrender of such Warrant Certificate, along with the form of assignment attached as Exhibit C hereto, properly completed and executed by the Holder thereof, at the office of the Warrant Agent, together with an appropriate investment letter, if deemed reasonably necessary by counsel to the Company, to assure compliance with applicable securities laws. Thereupon, the Warrant Agent shall issue in the name or names specified by the Holder thereof and, in the event of a partial transfer, in the name of the Holder thereof, a new Warrant Certificate or Warrant Certificates evidencing the right to purchase such number of shares of Common Stock as shall be equal to the then applicable Number Issuable.

(b) Subject to Applicable Laws. Notwithstanding anything to the contrary, no Warrant may be Transferred or exercised unless (i) the transferor, transferee, exercising Holder or its designated recipient of Common Stock issuable on the exercise of such Warrant and the Company, as applicable, have completed and submitted all filings, registrations or other notifications to any Governmental Entity that may be required pursuant to applicable Law in connection with such Transfer or exercise, (ii) all necessary approvals or waivers, as the case may be, of any Governmental Entity that may be required pursuant to applicable Law in connection with such Transfer or exercise have been obtained, including, if applicable, the approval or waiver, as the case may be, of the FCA and (iii) any waiting periods required by applicable Law for the consummation of such Transfer or Exercise have expired or been terminated. For the avoidance of doubt, a Warrant may be exercised in part to the extent that such filing, registration, notification, approval, waiver or expiration or termination of any waiting period is not necessary or required.

(c) Limitation on Exercise.

(i) Notwithstanding anything to the contrary, no Warrant may be exercised in contravention of applicable law, including without limitation, if applicable, Section 5 of the Securities Act or any of the rules and regulations promulgated thereunder.

(ii) Notwithstanding anything to the contrary, no Warrant may be exercised to the extent that such exercise would result in a violation of Article IV(d) of the Company’s Certificate of Incorporation with all references therein to the term “Transfer” and words of similar import being read as reference to the term “issue” and words of similar import.

(d) Regulation S Warrants.

(i) Without limiting the other restrictions set forth in this Section 9, each Holder of a Regulation S Warrant or the securities issued upon the exercise thereof agrees that for a period of one year from the date hereof (the “distribution compliance period”), in the event of a Transfer of the Regulation S Warrants or the securities issuable upon the exercise thereof, the Holder will (A) ensure that the

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Transfer is not made to a U.S. person unless pursuant to an exemption from registration under the Securities Act or such Warrant or the securities issued upon the exercise thereof, as applicable, have been registered under the Securities Act; (B) unless the Warrants or the securities issued upon the exercise thereof have been registered under the Securities Act, require the transferee to certify that it either (I) is not a U.S. person, is not acquiring the Securities for the account or benefit of a U.S. person and is acquiring such securities in an “offshore transaction” as defined in Regulation S, or (II) it is acquiring the Securities in a transaction that does not require registration under the Securities Act; (C) require that the transferee agree to resell or otherwise Transfer the Regulation S Warrants or the securities issuable upon the exercise thereof only in accordance with Regulation S, pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from registration and not to engage in hedging transactions unless in compliance with the Securities Act and (D) disclose that the Regulation S Warrants or the securities issuable upon the exercise thereof have not been registered under the Securities Act and cannot be sold in the United States or to U.S. persons absent registration under the Securities Act or an exemption from such registration. In connection with such a Transfer, the Company will (x) ensure that the Regulation S Warrants or the securities issuable upon the exercise thereof bear a legend as set forth in Section 2 hereof; (y) refuse to register any transfer of Regulation S Warrants or the securities issuable upon the exercise thereof not made in accordance with Regulation S, pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from registration; and (z) send a confirmation to the transferee stating that the transferee is subject to the foregoing restrictions on Transfers.

(ii) Without limiting the other restrictions set forth in this Section 9, each Holder of a Regulation S Warrant or the securities issued upon the exercise thereof agrees (A) it will not engage in hedging transactions unless in compliance with the Securities Act and (B) any Transfer of Regulation S Warrants or the securities issued upon the exercise thereof will be made only in accordance with the provisions of this Section 9. The Holder acknowledges that the Company will refuse to register any Transfer not made in accordance with the foregoing provisions.

(iii) Without limiting the other restrictions set forth in this Section 9, no Regulation S Warrant may be exercised unless the exercising Holder shall have delivered to the Company (1) a certification, reasonably acceptable to the Company, that it is not a U.S. person (as defined in Regulation S) and the Regulation S Warrant is not being exercised on behalf of a U.S. person (as defined in Regulation S), and it is purchasing the shares of Common Stock in an offshore transaction in accordance with Regulation S or (2) an opinion of counsel reasonably acceptable to the Company to the effect that the Regulation S Warrant and the securities delivered upon exercise thereof have been registered under the Securities Act or are exempt from registration thereunder.

(e) Stockholders Agreement.

(i) So long as the Stockholders Agreement remains in effect, any Holder or its permitted assigns that holds Warrants or receives shares of Common Stock upon the valid exercise of a Warrant shall be subject to the Stockholders Agreement and bound by all the terms and conditions thereof as if an original party thereto and shall execute a joinder to the Stockholders Agreement.

(ii) The Stockholders Agreement as initially adopted contains, and as any given date prior to the expiration of the Warrants may continue to contain certain restrictions on transfer applicable to the Warrants. By receiving a Warrant, a Holder agrees that it and the Warrant are subject to, and bound by, the restrictions on transfer set forth in the Stockholders Agreement.

Section 10. Replacement of Warrants. Upon receipt of evidence satisfactory to the Company and the Warrant Agent of the loss, theft, destruction or mutilation of a Warrant Certificate and, in the case of loss, theft or destruction, upon delivery of an indemnity reasonably satisfactory to the Company and the Warrant Agent, or, in the case of mutilation, upon surrender and cancellation thereof, the Warrant Agent will issue a new warrant certificate of like tenor for a number of Warrants equal to the number of Warrants evidenced by such Warrant Certificate.

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Section 11. Governing Law. THIS AGREEMENT AND THE WARRANTS ISSUED HEREUNDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

Section 12. Rights Inure to Holder. The Warrants evidenced by a Warrant Certificate will inure to the benefit of and be binding upon the Holder thereof and the Company and their respective successors and permitted assigns. Nothing in this Agreement shall be construed to give to any Person other than the Company and the Holder thereof any legal or equitable right, remedy or claim under a Warrant Certificate, and such Warrant Certificate shall be for the sole and exclusive benefit of the Company and such Holder. Nothing in this Agreement shall be construed to give a Holder any rights as a holder of shares of Common Stock until such time, if any, as the Warrants evidenced by its Warrant Certificate are exercised in accordance with the provisions hereof.

Section 13. Warrant Agent.

(a) Reliance on Company Statement. Whenever in the performance of its duties under this Agreement, the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a statement signed by the Chief Executive Officer, Chief Operating Office, Chief Financial Officer or another executive officer of the Company and delivered to the Warrant Agent. The Warrant Agent may rely upon such statement for any action taken or suffered in good faith by it pursuant to the provisions of this Agreement.

(b) Compensation and Indemnity.

(i) For services rendered hereunder, the Warrant Agent shall be entitled to such compensation as shall be agreed to in writing between the Company and the Warrant Agent and the Company promises to pay such compensation and to reimburse the Warrant Agent for the out-of-pocket expenses (including attorneys’ and other professionals’ fees and expenses) incurred by it in connection with the services rendered by it hereunder. The provisions of this paragraph shall survive the termination of this Agreement and the resignation or removal of the Warrant Agent.

(ii) The Company agrees to indemnify the Warrant Agent and its Affiliates and their respective employees, officers or directors for, and to hold it harmless against, any and all loss, liability, damage, claim, cost or expense, including reasonable attorneys’ fees and expenses (including the reasonable costs and expenses of defending against any claim of liability, regardless of who asserts such claim), incurred by the Warrant Agent that arises out of or in connection with its accepting appointment as, or acting as, Warrant Agent hereunder, except such losses, liabilities, damages, claims, costs or expenses as may result from the gross negligence or willful misconduct of, or breach of this Agreement by, the Warrant Agent, its Affiliates or any of its or their officers, directors, employees, managers, agents and advisors (including without limitation persons retained by the Warrant Agent to provide services hereunder as set forth in Section 13(q)) (as determined by a court of competent jurisdiction in a final and non-appealable judgment). The Warrant Agent shall incur no liability and shall be indemnified and held harmless by the Company for, or in respect of, any actions taken, omitted to be taken or suffered to be taken in good faith by the Warrant Agent in reliance upon any signature, endorsement, assignment, certificate, order, request, notice, instruction or other instrument or document believed by the Warrant Agent to be valid, genuine and sufficient and in effecting any exercise or transfer of a Warrant believed by it in good faith to be authorized, and in delaying or refusing in good faith to effect any exercise or transfer of a Warrant. The Warrant Agent shall notify the Company, by letter or facsimile transmission, of a claim against the Warrant Agent or of any action commenced against the Warrant Agent, promptly after the Warrant Agent shall have received written notice thereof (to the extent not prohibited by applicable law). The failure of the Warrant Agent to so notify the Company

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shall not in any way relieve the Company of its obligations pursuant to this Section 13(b) except to the extent that the Company is prejudiced by such failure or delay. The Company shall be entitled to participate at its own expense in the defense of any such claim or other action and, if the Company so elects, the Company shall assume the defense of any suit brought to enforce any such claim. In the event that the Company shall assume the defense of any such suit, the Company shall not be liable for the fees and expenses incurred thereafter of any counsel retained by the Warrant Agent, so long as the Company shall retain counsel reasonably satisfactory to the Warrant Agent (it being understood that it would be unreasonable for Parent to withhold approval for Akin Gump Strauss Hauer & Feld LLP to serve as such counsel); provided that the Company shall not be entitled to assume the defense of any such action if the named parties to such action include both the Warrant Agent and the Company and representation of both parties by the same legal counsel would, in the written opinion of the Warrant Agent’s counsel, be inappropriate due to actual or potential conflicting interests between the Warrant Agent and the Company. The provisions of this paragraph shall survive the termination of this Agreement and the resignation or removal of the Warrant Agent.

(c) Exclusions. The Warrant Agent shall have no responsibility with respect to the validity of this Agreement or with respect to the validity or execution of any Warrant Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant Certificate; nor shall it be responsible to make any adjustments required under the provisions of Section 4 hereof (other than in reliance upon and as directed by requests by the Company to make such adjustments) or responsible for the manner, method, or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued pursuant to this Agreement or any Warrant or as to whether any shares of Common Stock will when issued be valid and fully paid and nonassessable.

(d) Acceptance of Agency. The Warrant Agent hereby accepts the agency established by this Agreement and agrees to perform the same upon the terms and conditions herein set forth and among other things, shall account promptly to the Company with respect to Warrants exercised and concurrently account for, and pay to the Company, all moneys received by the Warrant Agent for the purchase of shares of the Company’s Common Stock through the exercise of Warrants.

(e) Payment of Taxes. The Company shall from time to time promptly pay all taxes and charges that may be imposed upon the Company or the Warrant Agent in respect of the issuance or delivery of shares of Common Stock upon the exercise of Warrants, but the Company shall not be obligated to pay any transfer taxes in respect of the Warrants or such shares.

(f) Appointment of Successor Warrant Agent. The Warrant Agent, or any successor to it hereafter appointed, may resign its duties and be discharged from all further duties and liabilities hereunder after giving 60 days’ notice in writing to the Company. If the office of the Warrant Agent becomes vacant by resignation or incapacity to act or otherwise, the Company shall appoint in writing a successor Warrant Agent in place of the Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such resignation or incapacity by the Warrant Agent or by the Holder of a Warrant (who shall, with such notice, submit his, her, or its Warrant for inspection by the Company or such other evidence reasonably satisfactory to the Company), then the Company may serve as the Warrant Agent. If the Company does not agree to serve as the Warrant Agent within 10 days after such 30 day period, then the Holder of any Warrant may apply to the Supreme Court of the State of New York for the County of New York for the appointment of a successor Warrant Agent at the Company’s cost. After appointment, any successor Warrant Agent shall be vested with all the authority, powers, rights, immunities, duties, and obligations of its predecessor Warrant Agent with like effect as if originally named as Warrant Agent hereunder, without any further act or deed; but if for any reason it becomes necessary or appropriate, the predecessor Warrant Agent shall execute and deliver, at the expense of the Company, an instrument transferring to such successor Warrant Agent all the authority, powers, and rights of such predecessor Warrant Agent hereunder; and upon request of any successor Warrant Agent the Company shall make,

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execute, acknowledge, and deliver any and all instruments in writing for more fully and effectually vesting in and confirming to such successor Warrant Agent all such authority, powers, rights, immunities, duties, and obligations.

(g) Notice of Successor Warrant Agent. In the event a successor Warrant Agent shall be appointed, the Company shall give written notice thereof to the predecessor Warrant Agent and the transfer agent for the Common Stock not later than the effective date of any such appointment.

(h) Merger or Consolidation of Warrant Agent. Any corporation into which the Warrant Agent may be merged or with which it may be consolidated or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party shall be the successor Warrant Agent under this Agreement without any further act.

(i) Further Assurances. The Company agrees to perform, execute, acknowledge, and deliver or cause to be performed, executed, acknowledged, and delivered all such further and other acts, instruments, and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing of the provisions of this Agreement.

(j) The Warrant Agent shall not be liable for any act or omission by it unless such act or omission constitutes gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable judgment); in no event shall the Warrant Agent be liable to any Holder, the Company or any third party for special, punitive, indirect or consequential damages, including but not limited to lost profits, irrespective of whether the Warrant Agent has been advised of the likelihood of such loss or damage and regardless of the form of action arising in connection with this Agreement.

(k) The Warrant Agent shall have no duties or obligations other than those specifically set forth herein or as may be subsequently agreed to in writing between the Warrant Agent and the Company.

(l) The Warrant Agent makes no representations and has no responsibility for the validity, sufficiency, value or genuineness of any of the Warrant Certificates and the Warrant Agent assumes no responsibility with respect to the distribution of the Warrant Certificates except as herein otherwise provided.

(m) The Warrant Agent shall not be obligated to take any action hereunder which might in the Warrant Agent’s judgment involve any risk of expense, loss or liability, unless it shall have been furnished with indemnity and/or security reasonably satisfactory to it; provided, however, that this provision shall not affect the power of the Warrant Agent to take such action as it may consider proper, whether with or without any such security or indemnity.

(n) The Warrant Agent may conclusively rely on and shall be protected in acting or refraining from acting upon any statement, request, document, certificate, agreement, opinion, notice, letter or other instrument whatsoever not only as to its due execution and validity and effectiveness of its provisions, but also as to the truth and accuracy of any information contained therein, which the Warrant Agent shall in good faith reasonably believe to be genuine and to have been signed or presented by the proper person or persons.

(o) The Warrant Agent may conclusively rely on and shall be protected in acting or refraining from acting upon written or oral instructions from any officer of the Company.

(p) The Warrant Agent may consult with counsel it selects, including in-house counsel, with respect to any questions relating to its duties and responsibilities and the advice or opinion of such counsel, or any opinion of counsel to the Company provided to the Warrant Agent shall be full and complete authorization and protection in respect of any reasonable action taken, suffered or omitted to be taken by the Warrant Agent hereunder in accordance with the advice or opinion of such counsel.

(q) The Warrant Agent may perform any duties hereunder either directly or by or through agents and attorneys and the Warrant Agent shall not be responsible for any misconduct or negligence (other than willful misconduct or gross negligence) on the part of any agent or attorney appointed with due care by it hereunder.

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(r) The Warrant Agent, its officers, directors, employees and shareholders may become the owners of, or acquire any interest in, any Warrant Certificate, with the same rights that it or they would have if it were not the Warrant Agent, and may engage or be interested in any financial or other transaction with the Company as freely as if it were not the Warrant Agent.

(s) The statements contained herein and in the Warrant Certificates shall be taken as statements of the Company and the Warrant Agent assumes no responsibility for the correctness of the same except such as describe the Warrant Agent or action taken or to be taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrant Certificates except as herein otherwise provided.

(t) The Warrant Agent shall not at any time be under any duty or responsibility to any holder of any Warrant Certificate to make or cause to be made any adjustment of the Exercise Price or number of the Warrant Shares or other securities or property deliverable as provided in this Agreement, or to determine whether any facts exist which may require any adjustments, or with respect to the nature or extent of any such adjustments, when made, or with respect to the method employed in making the same. The Warrant Agent shall not be accountable with respect to the validity, value or the kind or amount of any Warrant Shares or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or with respect to whether any such Warrant Shares or other securities will when issued be validly issued and fully paid and nonassessable, and makes no representation with respect thereto.

(u) Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Warrant Agent shall have any liability to any holder of a Warrant Certificate or other person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation; provided that the Company must use commercially reasonable efforts to have any such order, decree or ruling lifted, stayed or otherwise overturned.

(v) In addition to the foregoing, the Warrant Agent shall be protected and shall incur no liability for, or in respect of, any action taken or omitted by it in connection with its administration of this Agreement if such acts or omissions are in reliance upon (i) the proper execution of the certification concerning beneficial ownership appended to the form of assignment and the form of the election attached hereto unless the Warrant Agent shall have actual knowledge that, as executed, such certification is untrue, or (ii) the non-execution of such certification including, without limitation, any refusal to honor any otherwise permissible assignment or election by reason of such non-execution.

Section 14. Amendments; Waiver. Except as otherwise provided herein, this Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company, the Warrant Agent and (i) the Holders of two-thirds of the then outstanding Warrants, (ii) Elliott, and (iii) either Metro SPV or Mudrick; provided, that (1) no amendment, waiver or modification that would disproportionately and adversely affect any Holder in any material respect as compared to other Holders shall be effective against such Holder without the written consent of such Holder, and (2) Section 9(e)(ii) may not be waived, modified or amended without the consent of such persons that would be required to waive, modify or amend such transfer restrictions set forth in the Stockholders Agreement. Notwithstanding the foregoing, this Agreement may be amended without the consent of any Holder for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein to the extent such amendments do not adversely affect the interest of any Holder. No provision hereunder may be waived other than in a written instrument executed by the waiving party; provided, however, that the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the Company shall have obtained the written consent of those Holders of Warrants whose consent would have been required to amend this Agreement to strike such prohibition on, or obligation of, the Company from this agreement. For the avoidance of doubt, with respect to this Section 14, each stockholder that is a party to the Stockholders Agreement is a third-party beneficiary to clause (2) of the proviso

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to the first sentence of this Section 14 and is entitled to the rights and benefits thereunder and may enforce the application of such proviso.

Section 15. Headings. The section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

Section 16. Counterparts. This Agreement may be executed in multiple counterparts with the same effect as if all signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument. This Agreement, to the extent signed and delivered by means of a facsimile machine or electronic delivery (i.e., by email of a PDF signature page), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or by electronic delivery as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

Section 17. Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future applicable laws during the term thereof, such provision shall be fully severable, this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part thereof, and the remaining provisions thereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement, a legal, valid, and enforceable provision as similar in terms to the illegal, invalid, or unenforceable provision as may be possible.

Section 18. Persons Benefitting. This Agreement shall be binding upon the Company and the Warrant Agent and shall inure to the benefit of, and the obligations created hereby shall be binding upon, the successors and assigns of each of the parties hereto and nothing in this Agreement, express or implied, is intended to or shall confer, except as otherwise provided in this Section 18, upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. Each Holder, by acceptance of a Warrant Certificate, agrees to all of the terms and provisions of this Agreement applicable thereto, and each such Holder shall be deemed to be a third party beneficiary of this Agreement. The Warrant Agent may assign or transfer its rights under this Agreement to any of its Affiliates without the prior written consent of any party hereto, provided that the Warrant Agent shall notify the Company in writing of such assignment or transfer promptly following the effectiveness thereof, and such Affiliate or Affiliates, as the case may be, shall be bound by the terms and conditions of this Agreement as if a party hereto.

Section 19. Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties with respect to the subject matter hereof and supersedes all prior oral and written, and all contemporaneous oral, agreements and understandings relating to the subject matter hereof.

Section 20. Termination. This Agreement shall terminate upon the earlier of (i) the delivery by the Company to the Holders of all shares of Common Stock and other securities or property in respect of all Warrants duly exercised during the Exercise Period and (ii) when all Warrants have been exercised upon the delivery to the Holders of all shares of Common Stock and other securities or property in respect of all Warrants duly exercised. Notwithstanding the foregoing, Section 13(b) shall survive the termination of this Agreement and the resignation or removal of the Warrant Agent.

Section 21. Notices. All notices and other communications hereunder will be in writing and will be deemed duly given (a) on the date of delivery if delivered personally, or if by facsimile, upon written confirmation of

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receipt by facsimile, e mail or otherwise (including electronic confirmation of successful transmission generated by the facsimile machine of the sender), (b) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier service or (c) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder will be delivered, if to the Company or the Warrant Agent, to the address set forth below, or if to any Holder, to the address set forth in the Warrant Register, or in each case pursuant to such other instructions as may be designated in writing by the party to receive such notice:

If to the Company:

Affinion Group Holdings, Inc.

6 High Ridge Park

Stamford, CT 06905

Phone: (203) 956-1237

Attention: Brian Fisher, Esq.

Electronic mail: bfisher@affiniongroup.com

with a copy (which shall not constitute notice) to:

Akin Gump Strauss Hauer & Feld LLP

One Bryant Park

New York, NY 10036

Attention: Rosa A. Testani

Facsimile: 212-872-8115

Electronic mail: rtestani@akingump.com

If to the Warrant Agent:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn NY 11219

Attention: Relationship Management

Electronic mail: [●]

With a copy to:

American Stock Transfer & Trust Company, LLC

48 Wall Street, 22nd Floor

New York, NY 10005

Attention: Legal Department

Email: legalteamAST@astfinancial.com

Section 22. Force Majeure. In no event shall the Warrant Agent be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Warrant Agent shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

Section 23. Patriot Act. The parties hereto acknowledge that in accordance with Section 326 of the U.S.A. Patriot Act, the Warrant Agent, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Warrant Agent. The parties to this Agreement agree that they will provide the Warrant Agent with such information as it may reasonably request in order for the Warrant Agent to satisfy the requirements of the U.S.A. Patriot Act.

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Section 24. Notice to Holders of Warrants; Mandatory Exercise.

(a) Notwithstanding anything herein to the contrary, the Company shall give 10 Business Days’ written notice to the holders prior to the following:

(i) [the record date for determining the stockholders of the Company entitled to vote on any of the actions that would require the consent of stockholders pursuant to Section 2.2 of the Stockholders Agreement;]

(ii) [the record date for determining the stockholders of the Company entitled to vote to approve any amendment to director compensation pursuant to clause (ii) of Section 2.5 of the Stockholders Agreement;]

(iii) [the record date for determining the stockholders entitled to exercise pre-emptive rights pursuant to Section 4.4 of the Stockholders Agreement;]

(iv) [the record date for determining the stockholders entitled to vote to approve any amendment to the Stockholders Agreement pursuant to Section 6.11 of the Stockholders Agreement;]

(v) [the record date for determining the stockholders entitled to any dividend, distribution or pro rata repurchase or redemption of, or in respect of, the Common Stock; and]

(vi) the consummation of a Sale of the Company.

(b) The Company shall give prompt written notice (and in any event, no later than two (2) Business Days) to the Holders upon receipt of notice from a [Tag-Along Seller] (as defined in the Stockholders Agreement) of such Tag-Along Seller’s intention to consummate a [Transfer] (as defined in the Stockholders Agreement) pursuant to Section [4.3(b)] of the Stockholders Agreement.

(c) For the avoidance of doubt, any Holder that elects to exercise, in accordance with Section 3, all or any portion of its Warrants in connection with any of the events requiring notice pursuant to this Section 24 may condition such exercise upon the actual taking of the vote or consummation of the transaction, as applicable. To the extent a Holder elects to exercise all or any portion of its Warrants pursuant to this Section 24, the Company will provide such Holder with the opportunity to execute a joinder to the Stockholders Agreement.

(d) The Company shall give prompt written notice to each of the Holders in the event that, to the knowledge of the Company, Elliott has received all requisite approvals of, and submitted all appropriate notices to, any Governmental Entity required for Elliott to exercise its Warrants. No later than two (2) Business Days after Elliott has received all requisite approvals of, and submitted all appropriate notices to, any Governmental Entity required for Elliott to exercise its Warrants:

(i) Elliott shall be deemed to have mandatorily exercised all of its Warrants, by way of Cashless Exercise (unless Elliott shall have previously elected full physical settlement and delivered the aggregate Exercise Price together with such other documentation, in accordance with the requirements set forth herein, required to effect such full physical settlement); and

(ii) Each other Holder shall be deemed to have mandatorily exercised all of its Warrants, by way of Cashless Exercise (unless such Holder shall have previously elected full physical settlement and delivered the aggregate Exercise Price together with such other documentation, in accordance with the requirements set forth herein, required to effect such full physical settlement).

Section 25. Definitions. For the purposes of this Warrant Certificate, the following terms shall have the meanings indicated below:

“Affiliate” means with respect to any specified Person, any other Person directly or indirectly Controlling, Controlled by or under direct or indirect common Control with such specified Person.

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“Agreement” has the meaning given it in the Preamble.

“Board” means the board of directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law or executive order to close.

“Cashless Exercise” has the meaning given it in Section 2.

“Common Stock” has the meaning given it in the Recitals.

“Company” has the meaning given it in the Preamble.

“Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and the policies of a Person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), and the terms “Controlled by” and “Controlling” shall have correlative meanings.

“Derivative Security” means any right, option, warrant or other security convertible into or exercisable for Common Stock.

“Domestic Restricted Warrant” means a Warrant issued in reliance on Regulation D or Section 4(a)(2) of the Securities Act.

“Elliott” means [    ].

“Equity Incentive Plans” means any equity incentive plans for officers, employees or directors of the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated from time to time thereunder.

“Exchange Offer” has the meaning given it in the Recitals.

“Exercise Notice” has the meaning given it in Section 3(a).

“Exercise Price” is equal to $0.000001 per share.

“Exercise Period” means, with respect to any Warrant, any time on or after the Issue Date.

“Existing Notes” has the meaning given it in the Recitals.

“Fair Market Value” means the amount which a willing buyer, under no compulsion to buy, would pay a willing seller, under no compulsion to sell, in an arm’s-length transaction but in all events without application of any minority, illiquidity, transfer or voting restriction, or similar discounts or reductions.

“FCA” means the U.K. Financial Conduct Authority.

“Governmental Entity” means any U.S. or non-U.S. federal, national, supranational, state, provincial, local or similar government, governmental, regulatory or administrative authority, branch, agency or commission or any court, tribunal, or arbitral or judicial body.

“Holder” has the meaning given it in Section 2(c)(ii).

19

“Initial Warrant Issuance” has the meaning given it in the Recitals.

“Investor Purchase Agreement” has the meaning given it in the Recitals.

“Issue Date” means [April] [    ], 2019.

“Law” means any statute, law, ordinance, regulation, rule, code, executive order, injunction, judgment, decree or order of any Governmental Entity.

“Market Price” per share of Common Stock means, on any date specified herein: (a) if the Common Stock is then listed or admitted to trading on any national securities exchange, the average of the high and low trading prices of the Common Stock on such date; (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security, the average of the high and low sale prices of the Common Stock on such date; (c) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the reported high bid and low asked price of the Common Stock on such date as shown by NASDAQ or reported by any member firm of the NYSE selected by the Company; or (d) if neither (a), (b) nor (c) is applicable, the Fair Market Value per share determined in good faith by the Board.

“Metro SPV” means Metro SPV LLC.

“Mudrick” means Mudrick Capital Management, L.P.

“NASDAQ” means the Nasdaq Stock Market.

“Number Issuable” with respect to a Warrant has the meaning given it in Section 4(a).

“NYSE” means the New York Stock Exchange, Inc.

“Other Property” has the meaning given it in Section 4(a)(ii).

“Person” means any individual, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Regulation D” means Regulation D promulgated under the Securities Act.

“Regulation S” means Regulation S promulgated under the Securities Act.

“Regulation S Warrant” means a Warrant issued pursuant to Regulation S.

“Required Consents” means the material filings, registrations, notifications, approvals, waivers or expiration or termination of any waiting periods that are necessary or required, as set forth in Section 9(b).

“Sale of the Company” means a transaction or series of related transactions pursuant to which (i) a person or group (as such terms are used and defined in Rule 13d-3 promulgated under the Exchange Act) (other than a Subsidiary of the Company) acquires or otherwise becomes the beneficial owner of more than 50% of the Company’s issued and outstanding Common Stock or (ii) the Company consummates the sale of all or substantially all of its assets, on a consolidated basis to any Person (other than a Subsidiary of the Company).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated from time to time thereunder.

20

“Stockholders Agreement” means that certain Stockholders Agreement, dated as of [April] [ ], 2019, as may be amended from time to time in accordance with its terms, by and among the Company and the stockholders party thereto, as in effect from time to time, and any successor agreement thereto.

“Subsidiary” means, with respect to any Person (herein referred to as the “parent”) (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, controlled or held, or (b) that is, at the time any determination is made, otherwise controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Transaction” has the meaning given it in Section 4(b).

“Transfer” means any voluntary or involuntary attempt to, directly or indirectly through the transfer of interests in controlled Affiliates or otherwise, sell, assign, transfer, grant a participation in, pledge or otherwise dispose of any Warrants, or the consummation of any such transaction, or taking a pledge of, any of the Warrants; provided, however, that a transaction that is a pledge shall not be deemed to be a Transfer, but a foreclosure pursuant thereto shall be deemed to be a Transfer; provided, further, that, with respect to any widely held “investment company” as defined in the Investment Company Act of 1940, as amended, a sale, transfer, assignment, pledge, hypothecation, encumbrance or other disposition of ownership interests in such investment company shall not be deemed a Transfer. The term “Transferred” shall have a correlative meaning.

“Transfer Agent” has the meaning given it in Section 2.

“Warrant” means a Warrant in substantially the form attached as Exhibit A hereto.

“Warrant Agent” has the meaning given it in the Preamble.

“Warrant Certificate” has the meaning given it in Section 2(a).

“Warrant Exercise Documentation” has the meaning given it in Section 3(a).

*        *         *        *        *

21

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first written above.

AFFINION GROUP HOLDINGS, INC.

By:
Name:
Title

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Warrant Agent

By:
Name:
Title

[Signature Page to Warrant Agreement]

Exhibit A – Form of Warrant

SPECIMEN WARRANT CERTIFICATE

THIS WARRANT WILL BE VOID IF NOT EXERCISED PRIOR TO 5:00 P.M.

NEW YORK CITY TIME, [APRIL] [    ], 2029

[LEGEND TO BE INSERTED IN ACCORDANCE WITH SECTION 2]

AFFINION GROUP HOLDINGS, INC.

WARRANT TO PURCHASE COMMON STOCK

WARRANT NO.: A –	NUMBER OF WARRANTS:

THIS CERTIFIES THAT, for value received [●] is the registered holder of a Warrant or Warrants (the “Warrant”) to purchase one fully paid and non-assessable share of Common stock, par value $0.01 per share (“Common Stock”), of AFFINION GROUP HOLDINGS, INC., a Delaware corporation (the “Company”), for each Warrant evidenced by this Warrant Certificate. Subject to the conditions set forth herein and in the Warrant Agreement dated as of [April] [    ], 2019, by and between the Company and the Warrant Agent, as in effect from time to time (the “Warrant Agreement”) (including as referenced therein the restrictions on exercise and transfer set forth in the Company’s organizational documents), as in effect from time to time, the Warrant entitles the holder thereof to purchase from the Company, at any time during the Exercise Period, such number of shares of Common Stock of the Company at the price of $0.01 per share, upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent.

Payment of the Exercise Price may be made, at the option of the holder of the Warrant and subject to conditions set forth herein and in the Warrant Agreement, by the following methods (or any combination thereof): (1) in cash or by wire transfer of immediately available funds; (2) by a certified or official bank check payable to the order of the Company; or (3) by means of a cashless exercise pursuant to Section 3(a)(ii) of the Warrant Agreement. In no event shall the registered holder of this Warrant be entitled to receive a net-cash settlement or other consideration in lieu of a physical settlement in shares of Common Stock. The Warrant Agreement provides that upon the occurrence of certain events the number of shares of Common Stock purchasable hereunder, set forth on the face hereof, may, subject to certain conditions, be adjusted. The term “Exercise Price” as used in this Warrant Certificate refers to the price per Share at which Shares may be purchased at the time the Warrant is exercised.

No fraction of a share of Common Stock will be issued upon any exercise of a Warrant. If, upon exercise of a Warrant, a holder would be entitled to receive a fractional interest in a share of Common Stock, the Company shall, upon exercise, round down to the nearest whole number the number of shares of Common Stock to be issued to the Warrant holder and shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Market Price of a share of Common Stock on the Business Day which next precedes the day of exercise.

Upon any exercise of the Warrant for less than the total number of full shares of Common Stock provided for herein, there shall be issued to the registered holder hereof or his, her, or its assignee a new Warrant Certificate bearing the same restrictive legends, if any, covering the number of shares of Common Stock for which the Warrant has not been exercised.

Warrant Certificates, when surrendered at the office or agency of the Warrant Agent by the registered holder hereof in person or by attorney duly authorized in writing, may be exchanged in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants.

1

Upon due presentment for registration of transfer of the Warrant Certificate at the office or agency of the Warrant Agent, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any applicable tax or other government charge.

The Company and the Warrant Agent may deem and treat the registered holder as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the registered holder, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

Except as set forth in the Warrant Agreement, this Warrant does not entitle the registered holder to any of the rights of a stockholder of the Company.

Capitalized terms used herein but not defined shall have the meaning set forth in the Warrant Agreement.

*        *         *        *        *

2

AFFINION GROUP HOLDINGS, INC.

By:
Name:	Name:
Title:	Title:

DATED:

Countersigned

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Warrant Agent

By:
Authorized Signatory

[Signature Page to Warrant of Affinion Group Holdings, Inc.]

Exhibit B

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER

TO EXERCISE WARRANTS

The undersigned holder hereby exercises the right to purchase                          shares of common stock, par value $0.01 per share (“Warrant Shares”), of AFFINION GROUP HOLDINGS, INC., a Delaware corporation (the “Company”), evidenced by the attached Warrant Certificate (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Warrant Agreement (the “Agreement”), dated as of [April] [     ], 2019, by and between the Company and American Stock Transfer & Trust Company, LLC, as Warrant Agent, as in effect from time to time.

1.	Payment of Exercise Price (check applicable box).

[     ] payment in the sum of $                      [is enclosed] [has been wire transferred to the Company at the following account:                     ] in accordance with the terms of the Warrant.

[     ] Holder hereby elects to make the payment for the Warrant Shares in accordance with Section 3(a)(ii) of the Agreement.

2.	Confirmation. The undersigned hereby represents and warrants that the Required Consents have been made or obtained, as applicable.

3.

Delivery of Warrant Shares. The Company shall deliver the Warrant Shares in the name of the undersigned or in such other name as is specified below in accordance with Section 3(b) of the Agreement at the following address:

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)

and be delivered to

and, if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate bearing the same restrictive legends, if any, for the balance of such Warrants be registered in the name of, and delivered to, the registered holder at the address stated below its signature.

4.	Representations and Warranties.

(i)	If the Warrant is a Domestic Restricted Warrant (or any other Warrant that is not a Regulation S Warrant) the undersigned hereby certifies:

[CHECK A OR B, AS APPLICABLE]

☐  A. that it is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended;

[OR]

☐  B. enclosed herewith is an opinion of counsel to the effect that the Regulation S Warrant and the securities delivered upon exercise thereof either (i) have been registered under the Securities Act or (ii) are exempt from registration thereunder.

(ii)	If the Warrant is a Regulation S Warrant, the undersigned hereby certifies:

[CHECK A OR B, AS APPLICABLE]

☐  A. that it is not a U.S. person (as defined in Regulation S) or purchasing for the account or benefit of a U.S. person, other than a distributor, and it is purchasing the Warrant Shares in an offshore transaction in accordance with Regulation S;

[OR]

☐  B. enclosed herewith is an opinion of counsel to the effect that the Regulation S Warrant and the securities delivered upon exercise thereof either (i) have been registered under the Securities Act or (ii) are exempt from registration thereunder.

*        *         *        *        *

Dated:
(SIGNATURE)

(ADDRESS)

(TAX IDENTIFICATION NUMBER)

ACKNOWLEDGMENT

The Company hereby acknowledges receipt of this Exercise Notice and hereby undertakes, in accordance with Section 3(b) of the Agreement, to issue the above indicated number of shares of Common Stock upon satisfactory receipt of the Warrant Exercise Documentation and the restrictions on exercise and transfer set forth in the Agreement (including as referenced therein the restrictions on exercise and transfer set forth in Warrant Agreement and in the Company’s organizational documents), in the name and to the address set forth above by the exercising holder.

AFFINION GROUP HOLDINGS, INC.

By:
Name:
Title:

Exhibit C

ASSIGNMENT

To be Executed by the Registered Holder in Order to Assign Warrants

For Value Received,                                                                                        hereby sells, assigns and transfers unto

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)

and be delivered to

(PLEASE PRINT OR TYPE NAME AND ADDRESS)

                                                              of the Warrants represented by this Warrant Certificate and does hereby irrevocably constitute and appoint                                                       Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

By signing below, the transferring holder hereby represents and warrants to the Company that such holder is making this transfer in accordance with, and subject to the terms, conditions and restrictions set forth in, the Warrant Agreement and the Company’s organizational documents (collectively, the “Transfer Restrictions”).

Without limiting the Transfer Restrictions, if the transferring holder is seeking to transfer all or any portion of a Regulation S Warrant:

[CHECK A, B OR C, AS APPLICABLE]

☐  A. such transferring holder hereby certifies as follows:

1.

The offer and sale of the Warrants was not and will not be made to a person in the United States (unless such person is excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(vi) or the account held by it for which it is acting is excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(i) under the circumstances described in Rule 902(h)(3)) and such offer and sale was not and will not be specifically targeted at an identifiable group of U.S. citizens abroad.

2.

Unless the circumstances described in the parenthetical in paragraph 1 above are applicable, either (a) at the time the buy order was originated, the buyer was outside the United States or we and any person acting on our behalf reasonably believed that the buyer was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market, and neither we nor any person acting on our behalf knows that the transaction was pre-arranged with a buyer in the United States.

3.	Neither we, any of our affiliates, nor any person acting on our or their behalf has made any directed selling efforts in the United States with respect to the Warrants.

4.	The proposed transfer of Warrants is not part of a plan or scheme to evade the registration requirements of the Securities Act.

5.

If we are a dealer or a person receiving a selling concession, fee or other remuneration in respect of the Warrants, and the proposed transfer takes place during the one-year distribution compliance period (as defined in Rule 902(f) of Regulation S), or we are an officer or director of the Company, we certify that the proposed transfer is being made in accordance with the provisions of Rule 904(b) of Regulation S.

[OR]

☐  B. such transferring holder hereby certifies that the transferee is an “accredited investor” (as such term is defined under Rule 501(a) of Regulation D under the Securities Act) and the transfer will be exempt from registration under applicable federal, State and foreign securities law.

[OR]

☐  C. enclosed herewith is an opinion of counsel to the effect that either (i) the Warrant has been registered under the Securities Act or (ii) the proposed transfer is exempt from registration thereunder.

Notwithstanding the foregoing certification, in accordance with Section 9(a) of the Warrant Agreement, prior to permitting or giving effect to the transfer, the Company may require the transferring parties to furnish an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that the sale or transfer is exempt from the registration requirements of the Securities Act and applicable U.S. state or foreign securities law and indicating whether the new Warrant Certificates must bear a restrictive legend.

Furthermore, by signing below, the transferring holder hereby agrees and acknowledges that no sale, assignment or transfer of the Warrants shall be effective except to the extent such sale, assignment or transfer complies fully with the Transfer Restrictions.

Dated:
(SIGNATURE)

THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER AND MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17 Ad – 15).

Appendix I

Holder’s Contact Information

Name:

Address:

City, State, Zip:

Telephone Number:

Facsimile Number:

E-mail Address:

ANNEX D

SECTION 262 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

§ 262 Appraisal rights

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

(1) Provided, however, that, except as expressly provided in § 363(b) of this title, no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation (or, in the case of a merger pursuant to § 251(h), as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(4) In the event of an amendment to a corporation’s certificate of incorporation contemplated by § 363(a) of this title, appraisal rights shall be available as contemplated by § 363(b) of this title, and the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as practicable, with the word “amendment” substituted for the words “merger or consolidation,” and the word “corporation” substituted for the words “constituent corporation” and/or “surviving or resulting corporation.”

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder’s written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

(h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at five percent (5%) over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i)  The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j)  The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k)  From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.